EXHIBIT 99.1`

                                                                EXECUTION COPY






                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,

                                   Depositor



                            GREENPOINT CREDIT, LLC,

                                 Servicer and
                                   Custodian


                                      and


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                               Backup Servicer,
                           Certificate Administrator
                                      and
                                    Trustee




                   _________________________________________

                        POOLING AND SERVICING AGREEMENT
                           Dated as of March 1, 2002
                   _________________________________________




           Madison Avenue Manufactured Housing Contract Trust 2002-A

            Manufactured Housing Contract Asset-Backed Certificates

                                 Series 2002-A

                               TABLE OF CONTENTS

                                                                                                               Page


                                   ARTICLE I
                                  DEFINITIONS

   SECTION 1.01.           Defined Terms..........................................................................5
         1933 Act.................................................................................................5
         Accrual Period...........................................................................................5
         Actuarial Contract.......................................................................................6
         Adverse REMIC Event......................................................................................6
         Adjusted Net WAC Cap Rate................................................................................6
         Affiliate................................................................................................6
         Aggregate Net Liquidation Losses.........................................................................6
         Agreement................................................................................................6
         Annual Backup Servicing Rate.............................................................................6
         Annual Servicing Rate....................................................................................6
         Annual Trustee Fee Rate..................................................................................6
         Assignment...............................................................................................7
         Available Distribution Amount............................................................................7
         Backup Servicer..........................................................................................7
         Bankruptcy Code..........................................................................................7
         Basis Risk Reserve Fund..................................................................................7
         Book-Entry Certificate...................................................................................7
         Business Day.............................................................................................7
         Certificate..............................................................................................8
         Certificate Account......................................................................................8
         Certificate Administrator................................................................................8
         Certificate Factor.......................................................................................8
         Certificate Insurer......................................................................................8
         Certificate Insurer Account..............................................................................8
         Certificate Insurer Default..............................................................................8
         Certificateholder........................................................................................9
         Certificate Owner........................................................................................9
         Certificate Principal Balance............................................................................9
         Certificate Register.....................................................................................9
         Class....................................................................................................9
         Class 1-NAS..............................................................................................9
         Class 1-Support Interest.................................................................................9
         Class 1-AIO..............................................................................................9
         Class R-1 Interest......................................................................................10
         Class 2-A-1 Interest....................................................................................10
         Class 2-A-2 Interest....................................................................................10
         Class 2-B-1 Interest....................................................................................10
         Class 2-B-2 Interest....................................................................................10



                                      i

         Class 2-Accrual Interest................................................................................10
         Class 2-M-1 Interest....................................................................................10
         Class 2-M-2 Interest....................................................................................10
         Class 2-NAS Interest....................................................................................10
         Class R-2 Interest......................................................................................10
         Class 2-AIO.............................................................................................10
         Class A Certificate.....................................................................................10
         Class A-1 Certificate...................................................................................10
         Class A-2 Certificate...................................................................................10
         Class A-IO Certificate..................................................................................11
         Class A Collateralization Deficit.......................................................................11
         Class A-1 Margin........................................................................................11
         Class A-2 Margin........................................................................................11
         Class A Principal Distribution Amount...................................................................11
         Class B-1 Certificate...................................................................................11
         Class B-1 Principal Distribution Amount.................................................................11
         Class B-1 Margin........................................................................................12
         Class B-2 Certificate...................................................................................12
         Class B-2 Principal Distribution Amount.................................................................12
         Class B-2 Margin........................................................................................12
         Class C Certificate.....................................................................................12
         Class M-1 Certificate...................................................................................12
         Class M-1 Principal Distribution Amount.................................................................13
         Class M-1 Margin........................................................................................13
         Class  M-2 Certificate..................................................................................13
         Class  M-2 Principal Distribution Amount................................................................13
         Class M-2 Margin........................................................................................13
         Class Principal Distribution Amount Calculation Fraction................................................13
         Class R Certificate.....................................................................................14
         Class R-1 Interest......................................................................................14
         Class R-2 Interest......................................................................................14
         Class R-3 Interest......................................................................................14
         Clearance System........................................................................................14
         Clearstream.............................................................................................14
         Closing Date............................................................................................14
         Close of Business.......................................................................................14
         Code....................................................................................................14
         Collected Scheduled Payments............................................................................14
         Contract................................................................................................14
         Contract File...........................................................................................15
         Contract Pool...........................................................................................15
         Contract Purchase Agreement.............................................................................15
         Contract Rate...........................................................................................15
         Contract Schedule.......................................................................................15
         Corporate Trust Office..................................................................................15
         Cumulative Insurance Payments...........................................................................16



                                      ii

         Cumulative Realized Loss Percentage.....................................................................16
         Custodian...............................................................................................16
         Cut-off Date............................................................................................16
         Cut-off Date Pool Principal Balance.....................................................................16
         Deficiency..............................................................................................16
         Deficiency Amount.......................................................................................16
         Deficiency Percentage...................................................................................16
         Definitive Certificates.................................................................................17
         Depositor...............................................................................................17
         Depository..............................................................................................17
         Depository Participant..................................................................................17
         Determination Date......................................................................................17
         Disqualified Organization...............................................................................17
         Distribution Date.......................................................................................17
         Due Date................................................................................................17
         Due Period..............................................................................................17
         EMC.....................................................................................................18
         Eligible Account........................................................................................18
         Eligible Investments....................................................................................18
         Eligible Substitute Contract............................................................................18
         ERISA...................................................................................................19
         ERISA-Qualifying Underwriting...........................................................................19
         Estate in Real Property.................................................................................19
         Euroclear...............................................................................................19
         Excess Contract Payment.................................................................................19
         Expense Adjusted Contract Rate..........................................................................19
         Extension Fee...........................................................................................19
         Extraordinary Trust Fund Expense........................................................................19
         Extra Principal Distribution Amount.....................................................................19
         FDIC ...................................................................................................20
         FHLMC...................................................................................................20
         Final Distribution Date.................................................................................20
         Final Scheduled Distribution Date.......................................................................20
         FNMA....................................................................................................20
         Formula Principal Distribution Amount...................................................................20
         Formula Rate............................................................................................20
         GreenPoint..............................................................................................20
         Group I Contract........................................................................................21
         Group II Contract.......................................................................................21
         Hazard Insurance Policy.................................................................................21
         Holder..................................................................................................21
         Indemnification Agreement...............................................................................21
         Independent.............................................................................................21
         Independent Contractor..................................................................................21
         Insurance Account.......................................................................................22
         Insurance Agreement.....................................................................................22



                                     iii

         Insurance Proceeds......................................................................................22
         Insured Amount..........................................................................................22
         Insured Interest Payment................................................................................22
         Insured Payments........................................................................................22
         Insured Principal Payment...............................................................................22
         Interest Determination Date.............................................................................23
         Interest Remittance Amount..............................................................................23
         Land Home Contract......................................................................................23
         Land Home Contract File.................................................................................23
         Late Payment Fees.......................................................................................23
         Late Payment Rate.......................................................................................23
         Latest Possible Maturity Date...........................................................................23
         LIBOR Business Day......................................................................................23
         LIBOR Cap Counterparty..................................................................................24
         Liquidated Contract.....................................................................................24
         Liquidation Expenses....................................................................................24
         Liquidation Proceeds....................................................................................24
         Loan-To-Value Ratio.....................................................................................24
         Manufactured Home.......................................................................................24
         Mezzanine Certificate...................................................................................24
         Minimum Bid Price.......................................................................................24
         Monthly Advance.........................................................................................25
         Monthly Advance Differential............................................................................25
         Monthly Advance Reimbursement Amount....................................................................25
         Monthly Backup Servicing Fee............................................................................25
         Monthly Interest Distributable Amount...................................................................25
         Monthly Report..........................................................................................25
         Monthly Servicing Fee...................................................................................25
         Monthly Trustee Fee.....................................................................................26
         Moody's.................................................................................................26
         Mortgage................................................................................................26
         Mortgaged Property......................................................................................26
         Net Interest Remittance Amount..........................................................................26
         Net Liquidation Proceeds................................................................................26
         Net Monthly Excess Cashflow.............................................................................26
         Net WAC.................................................................................................26
         Net WAC Cap Rate........................................................................................26
         Net WAC Cap Rate Carryover Amount.......................................................................27
         New Lease...............................................................................................27
         Nonrecoverable Advance..................................................................................27
         Notional Amount.........................................................................................27
         Obligor.................................................................................................27
         Obligatory Advance......................................................................................27
         Offered Certificates....................................................................................28
         Officers' Certificate...................................................................................28
         One-Month LIBOR.........................................................................................28



                                      iv

         Opinion of Counsel......................................................................................28
         Optional Termination Date...............................................................................29
         Original Value..........................................................................................29
         Originator..............................................................................................29
         Outstanding.............................................................................................29
         Outstanding Amount Advanced.............................................................................29
         Overcollateralized Amount...............................................................................29
         Overcollateralization Target Amount.....................................................................29
         Ownership Interest......................................................................................29
         Partial Prepayment......................................................................................29
         Pass-Through Rate.......................................................................................30
         Paying Agent............................................................................................30
         Percentage Interest.....................................................................................30
         Permitted Transferee....................................................................................30
         Person..................................................................................................30
         Plan....................................................................................................31
         Policy..................................................................................................31
         Pool Principal Balance..................................................................................31
         Preference Amount.......................................................................................31
         Prepayment Assumption...................................................................................31
         Prepayment Interest Shortfall...........................................................................31
         Principal Balance.......................................................................................31
         Principal Distribution Amount...........................................................................32
         Principal Prepayment....................................................................................32
         Principal Prepayment in Full............................................................................32
         Principal Remittance Amount.............................................................................32
         Rating Agency or Rating Agencies........................................................................32
         Realized Loss...........................................................................................32
         Record Date.............................................................................................33
         Reference Banks.........................................................................................33
         Regular Certificates....................................................................................33
         Relief Act..............................................................................................33
         Relief Act Interest Shortfall...........................................................................33
         REMIC...................................................................................................33
         REMIC 1 Regular Interests...............................................................................33
         REMIC 2.................................................................................................33
         REMIC 2 Regular Interests...............................................................................33
         REMIC 3.................................................................................................34
         REMIC 3 Regular Interests...............................................................................34
         REMIC Provisions........................................................................................34
         Rents from Real Property................................................................................34
         REO Account.............................................................................................34
         REO Property............................................................................................34
         Replaced Contract.......................................................................................34
         Repossession Profits....................................................................................34
         Repurchase Obligation...................................................................................34



                                      v

         Repurchase Price........................................................................................34
         Required Basis Risk Reserve Fund Deposit................................................................35
         Reserve Interest Rate...................................................................................35
         Residual Certificates...................................................................................35
         Responsible Officer.....................................................................................35
         Sale and Servicing Agreement............................................................................35
         Scheduled Amount........................................................................................35
         Scheduled Payment.......................................................................................35
         Seller..................................................................................................35
         Servicer Deficiency Amount..............................................................................36
         Servicer Termination Events.............................................................................36
         Servicing File..........................................................................................36
         Servicing Officer.......................................................................................36
         Servicing Trigger.......................................................................................36
         Simple Interest Contract................................................................................36
         Sixty-Day Plus Delinquency Percentage...................................................................36
         Spread Holiday Payment..................................................................................36
         Spread Holiday Period...................................................................................37
         Standard & Poor's.......................................................................................37
         Startup Date............................................................................................37
         Stepdown Date...........................................................................................37
         Tax Matters Person......................................................................................37
         Termination Price.......................................................................................37
         Terminator..............................................................................................37
         Transfer................................................................................................37
         Transferee..............................................................................................37
         Transferor..............................................................................................37
         Trigger Event...........................................................................................38
         Trust...................................................................................................38
         Trustee.................................................................................................38
         Trust Fund..............................................................................................38
         Twelve-Month Realized Loss Ratio........................................................................38
         UCC.....................................................................................................38
         Uncertificated IO Interest..............................................................................38
         Uncertificated Principal Balance........................................................................38
         Underwriter's Exemption.................................................................................39
         United States Person....................................................................................39
         Unpaid Interest Shortfall Amount........................................................................39
         Voting Rights...........................................................................................39
         Yield Maintenance Agreement.............................................................................40
         Yield Maintenance Agreement Fee.........................................................................40

                                  ARTICLE II
                            CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

   SECTION 2.01.           Conveyance of the Contracts...........................................................41
   SECTION 2.02.           Filing and Assignment.................................................................42



                                      vi

   SECTION 2.03.           Acceptance by Trustee.................................................................43
   SECTION 2.04.           Indemnities, Representations and Warranties of the Originator and the Seller..........43
   SECTION 2.05.           Representations and Warranties of the Depositor.......................................44
   SECTION 2.06.           Representations, Warranties and Covenants of the Servicer.............................47
   SECTION 2.07.           Covenants of the Servicer.............................................................49
   SECTION 2.08.           Issuance of the Certificates..........................................................49
   SECTION 2.09.           Conveyance of REMIC 1 Regular Interests, REMIC 2 Regular Interests and REMIC 3
                           Regular Interests.....................................................................49
   SECTION 2.10.           Covenants of the Originator, the Depositor, Trustee and Servicer......................49

                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF THE CONTRACTS

   SECTION 3.01.           Responsibility for Contract Administration and Servicing..............................51
   SECTION 3.02.           Standard of Care......................................................................51
   SECTION 3.03.           Records...............................................................................51
   SECTION 3.04.           Inspection............................................................................52
   SECTION 3.05.           Establishment of and Deposits in Certificate Account..................................52
   SECTION 3.06.           Payment of Taxes......................................................................54
   SECTION 3.07.           Enforcement...........................................................................54
   SECTION 3.08.           Transfer of Certificate Account.......................................................55
   SECTION 3.09.           Maintenance of Hazard Insurance Policies..............................................55
   SECTION 3.10.           Fidelity Bond and Errors and Omissions Insurance......................................57
   SECTION 3.11.           Collections under Hazard Insurance Policies, Consent to Transfers of Manufactured
                           Homes, Assumption Agreements..........................................................57
   SECTION 3.12.           Realization upon Defaulted Contracts..................................................58
   SECTION 3.13.           Costs and Expenses....................................................................58
   SECTION 3.14.           Trustee to Cooperate..................................................................59
   SECTION 3.15.           Servicing and Other Compensation......................................................59
   SECTION 3.16.           Custody of Contracts..................................................................60
   SECTION 3.17.           REMIC Compliance......................................................................62
   SECTION 3.18.           Management of REO Property............................................................68
   SECTION 3.19.           Reports to the Securities and Exchange Commission.....................................70
   SECTION 3.20.           Annual Statement as to Compliance.....................................................70
   SECTION 3.21.           Annual Independent Public Accountants' Servicing Report...............................70
   SECTION 3.22.           Retitling of Land Home Contracts......................................................71
   SECTION 3.23.           [RESERVED]............................................................................71
   SECTION 3.24.           Monthly Advances by the Servicer......................................................71
   SECTION 3.25.           Permitted Withdrawals from the Certificate Account....................................72
   SECTION 3.26.           Backup Servicer.......................................................................74

                                  ARTICLE IV
                        PAYMENTS TO CERTIFICATEHOLDERS

   SECTION 4.01.           Distributions.........................................................................76
   SECTION 4.02.           Statements to Certificateholders......................................................82



                                     vii

   SECTION 4.03.           Monthly Reports.......................................................................86
   SECTION 4.04.           Distributions on the REMIC 1 Regular Interests........................................87
   SECTION 4.05.           Certificate of Servicing Officer; Other Data..........................................87
   SECTION 4.06.           Allocation of Realized Losses.........................................................88
   SECTION 4.07.           The Policy............................................................................89
   SECTION 4.08.           Basis Risk Reserve Fund...............................................................90

                                   ARTICLE V
                               THE CERTIFICATES

   SECTION 5.01.           The Certificates......................................................................92
   SECTION 5.02.           Registration of Transfer and Exchange of Certificates.................................93
   SECTION 5.03.           Mutilated, Destroyed, Lost or Stolen Certificates.....................................98
   SECTION 5.04.           Persons Deemed Owners.................................................................99
   SECTION 5.05.           Appointment of Paying Agent...........................................................99

                                  ARTICLE VI
                        THE DEPOSITOR AND THE SERVICER

   SECTION 6.01.           Liability of the Depositor and the Servicer; Liabilities to Obligors.................100
   SECTION 6.02.           Servicer's Indemnities...............................................................100
   SECTION 6.03.           Operation of Indemnities.............................................................100
   SECTION 6.04.           Merger or Consolidation of the Depositor or the Servicer.............................101
   SECTION 6.05.           Limitation on Liability of the Depositor, the Servicer and Others....................101
   SECTION 6.06.           Assignment by Servicer...............................................................102
   SECTION 6.07.           Successor to the Servicer............................................................102
   SECTION 6.08.           Responsibility of the Depositor in Respect of the Servicer...........................103

                                  ARTICLE VII
                                    DEFAULT

   SECTION 7.01.           Servicer Termination Events..........................................................104
   SECTION 7.02.           Waiver of Defaults...................................................................105
   SECTION 7.03.           Backup Servicer/Trustee to Act, Appointment of Successor.............................105
   SECTION 7.04.           Notification to Certificateholders...................................................106
   SECTION 7.05.           Effect of Transfer...................................................................106
   SECTION 7.06.           Transfer of the Account..............................................................106
   SECTION 7.07.           Servicing Triggers...................................................................106

                                 ARTICLE VIII
           CONCERNING THE TRUSTEE AND THE CERTIFICATE ADMINISTRATOR

   SECTION 8.01.           Duties of Trustee....................................................................108
   SECTION 8.02.           Certain Matters Affecting the Trustee and the Certificate Administrator..............110
   SECTION 8.03.           Trustee and Certificate Administrator Not Liable for Certificates or Contracts.......112
   SECTION 8.04.           Trustee and Certificate Administrator May Own Certificates...........................113



                                     viii

   SECTION 8.05.           Trustee's and Certificate Administrator's Fees and Expenses; Indemnification.........113
   SECTION 8.06.           Eligibility Requirements for Trustee and Certificate Administrator...................114
   SECTION 8.07.           Resignation and Removal of the Trustee and Certificate Administrator.................114
   SECTION 8.08.           Successor Trustee and Successor Certificate Administrator............................115
   SECTION 8.09.           Merger or Consolidation of Trustee or Certificate Administrator......................116
   SECTION 8.10.           Appointment of Co-Trustee or Separate Trustee........................................116
   SECTION 8.11.           Limitation of Liability..............................................................117
   SECTION 8.12.           Access to Trustee's Records and Officers.............................................118
   SECTION 8.13.           Suits for Enforcement................................................................118
   SECTION 8.14.           Insurance............................................................................118
   SECTION 8.15.           Reports to the Securities and Exchange Commission....................................119

                                  ARTICLE IX
                                  TERMINATION

   SECTION 9.01.           Termination Upon Repurchase or Liquidation of All Contracts..........................120
   SECTION 9.02.           Auction..............................................................................122

                                   ARTICLE X
                                  [RESERVED]


                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

   SECTION 11.01.          Amendment............................................................................125
   SECTION 11.02.          Recordation of Agreement; Counterparts...............................................126
   SECTION 11.03.          Limitation on Rights of Certificateholders...........................................127
   SECTION 11.04.          Governing Law........................................................................128
   SECTION 11.05.          Notices..............................................................................128
   SECTION 11.06.          Severability of Provisions...........................................................128
   SECTION 11.07.          Notice to Rating Agencies and the Certificate Insurer................................129
   SECTION 11.08.          Article and Section References.......................................................130
   SECTION 11.09.          [Reserved]...........................................................................130
   SECTION 11.10.          Rights of the Certificate Insurer....................................................130
   SECTION 11.11.          Covenants Regarding Bankruptcy, etc..................................................131



                                      ix

         Exhibits

         Exhibit A-1       Form of Class A-1 Certificate
         Exhibit A-2       Form of Class A-2 Certificate
         Exhibit A-3       Form of Class A-IO Certificate
         Exhibit A-4       Form of Class M-1 Certificate
         Exhibit A-5       Form of Class M-2 Certificate
         Exhibit A-6       Form of Class B-1 Certificate
         Exhibit A-7       Form of Class B-2 Certificate
         Exhibit A-8       Form of Class C Certificate
         Exhibit A-9       Form of Class HL Certificate
         Exhibit A-10      Form of Class R Certificate
         Exhibit B         Form of Certificate of Servicing Officer
         Exhibit C-1       [Reserved]
         Exhibit C-2       [Reserved]
         Exhibit C-3       [Reserved]
         Exhibit D         Form of Contract Purchase Agreement
         Exhibit E         Form of Request for Release
         Exhibit F         Form of Investor Certificates and Letters
         Exhibit G         Form of Certification with respect to ERISA and the Code
         Exhibit H         Copy of Certificate Guaranty Insurance Policy
         Exhibit I         Form of Lost Note Affidavit
         Exhibit J         Form of Residual Certificate Transfer Affidavit
         Exhibit K         [Reserved]
         Exhibit L         [Reserved]
         Schedule 1        Contract Schedule

         This POOLING AND SERVICING AGREEMENT is dated and effective as of March 1, 2002 (as amended, modified or supplemented from time to time as permitted hereby, this "Agreement") among BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor, GREENPOINT CREDIT, LLC, as Servicer and Custodian and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer, Certificate Administrator and Trustee.

                            PRELIMINARY STATEMENT:

         The Depositor intends to sell manufactured housing contract asset-backed certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Contracts (as defined below). The Contracts will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders and the Certificate Insurer, its interests and rights in the Contracts. As provided herein, the Trustee will make multiple elections to treat segregated pools of assets subject to this Agreement for federal income tax purposes as three separate real estate mortgage investment conduits (each, a "REMIC").

                                    REMIC 1

         As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Contracts (exclusive of the Basis Risk Reserve Fund, monies received pursuant to the Yield Maintenance Agreement and the High LTV Contracts) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

         The following table irrevocably sets forth the designation, the initial Uncertificated Principal Balance and the Uncertificated REMIC 1 Pass-Through Rate of each REMIC 1 Regular Interest. None of the REMIC 1 Regular Interests will be certificated.

                          Uncertificated Principal     Uncertificated REMIC 1
          Class                    Balance                Pass-Through Rate
     1-Support                       (1)                       Net WAC
     1-NAS                       $94,180,076                   Net WAC
     1-AIO                           (2)                        0.30%
     R-1                             (3)                        0.00%

(1) The principal balance of the Class 1-Support Interest will initially equal the principal balance of the Contracts as of the Cut-off Date less the principal balance of the Class 1-NAS Interest. All payments of principal (both prepaid and scheduled) and Realized Losses will be allocated to the Class 1-Support Interest until its principal balance is reduced to zero and then to the Class 1-NAS Interest.

(2)  Notional Balance equal to the principal balance of the Group 1 Mortgage
     Loans.

(3) The Class R-1 Interest represents the sole class of "residual interest" in REMIC 1 for purposes of the REMIC provisions and shall not have a principal balance or bear interest.

                                    REMIC 2

         As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2".

         The following table irrevocably sets forth the designation, the initial Uncertificated Principal Balance, the Uncertificated REMIC 2 Pass-Through Rate and the Corresponding Certificate Class for each REMIC 2 Regular Interest. None of the REMIC 2 Regular Interests will be certificated.

                Uncertificated       Uncertificated REMIC 2   Corresponding
Class           Principal Balance    Pass-Through Rate        Certificate Class
--------------  -----------------    ----------------------   -----------------
2-A-1           $190,664,500.00(1)   Adjusted Net WAC         Class A-1
2-A-2             87,500,000.00(1)   Adjusted Net WAC         Class A-2
2-M-1             28,448,500.00(1)   Adjusted Net WAC         Class M-1
2-M-2             30,556,000.00(1)   Adjusted Net WAC         Class M-2
2-B-1             29,502,500.00(1)   Adjusted Net WAC         Class B-1
2-B-2             29,502,500.00(1)   Adjusted Net WAC         Class B-2
2-Accrual        446,748,265.00(2)   Adjusted Net WAC         n/a
2-NAS             94,180,076.00(3)   5.00%(4)                 n/a
2-A-IO           842,922,260.90(5)   0.30%                    n/a
R-2                        0.00      0.00%                    n/a

(1) The Class 2-A-1 Interest, Class 2-A-2 Interest, Class 2-M-1 Interest, Class 2-M-2 Interest, Class 2-B-1 Interest and Class 2-B-2 Interest each have a principal balance that is initially equal to 50% of its corresponding Certificate Class issued by REMIC 3. Principal payments, both scheduled and prepaid, Realized Losses, and interest accruing on the Class 2-Accrual Interest will be allocated to each of the foregoing classes to maintain each Class' size relative to its Corresponding Certificate Class (i.e., 50%) with any excess payments of principal and Realized Losses being allocated to the Class 2-Accrual Interest.

(2) The principal balance of the Class 2-Accrual Interest initially equals the excess of the principal balance of the Class 1-Support Interest and Class 1-NAS Interest over the aggregate principal balance of the Class 2-A-1 Interest, Class 2-A-2 Interest, Class 2-M-1 Interest, Class 2-M-2 Interest, Class 2-B-1 Interest and Class 2-B-2 Interest.

(3)  Notional Balance equal to the principal balance of the Class 1-NAS
     Interest.

(4) Interest will accrue on the Class 2-NAS Interest Notional Principal Balance at 5.00% from the initial Accrual Period through the Accrual Period ending in February 2005, with a Distribution Date in March 2005. Notwithstanding the foregoing, if the Net WAC of the Contracts is less than 5.00%, the rate on the Class 2-NAS Interest shall be reduced by the excess of 5.00% over the Net WAC of the Contracts, but not below 0%.

(5)  Notional Balance equal to the principal balance of the Group 1 Mortgage
     Loans.

(6) The Class R-2 Interest represents the sole class of "residual interest" in REMIC 2 for purposes of the REMIC provisions and shall not have a principal balance or bear interest.

                                    REMIC 3

         As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3". REMIC 3 will also be referred to herein as the "Master REMIC".

         The following table irrevocably sets forth the designation, the Pass-Through Rate and the initial Principal Balance of each REMIC 3 Regular Interests. None of the REMIC 3 Regular Interests will be certificated.

                                  Initial                     Pass-Through
         Class                    Principal Balance           Rate
         A-1                      $ 381,329,000.00            0.35%(1)
         A-2                        175,000,000.00            0.35%(1)
         A-IO                       842,922,270.00(2)         .30%
         Uncertificated IO           94,180,076.00 (3)        5.00%(4)
         M-1                         56,897,000.00            1.45%(1)
         M-2                         61,112,000.00            2.25%(1)
         B-1                         59,005,000.00            3.25%(1)
         B-2                         59,005,000.00            3.25%(1)
         OC                          50,574,270.00(5)              (6)
         R-3                                  0.00(7)         0%


(1) One Month LIBOR plus the specified margin, subject to the Adjusted Net WAC Cap Rate.

(2) Notional Balance equal to the aggregate principal balance of the Contracts.

(3)  Notional Amount equal to the Notional Balance of the Class 2-NAS
     Interest.

(4) Interest shall accrue on the Uncertificated IO at 5.00% from the initial Accrual Period through the Accrual Period ending in February 2005, with a Distribution Date in March 2005. Notwithstanding the foregoing, if the Net WAC of the Contracts is less than 5.00%, the rate on the Uncertificated IO shall be reduced by the excess of 5.00% over the Net WAC of the Contracts.

(5) The Class OC Interests shall be comprised of two components: Component 1 will have a principal balance equal to the Closing Date Overcollateralization Amount and shall not be entitled to receive interest on such balance and Component 2 shall have a notional balance equal to the principal balance of the Contracts which is also equal to the aggregate Principal Balances of the Class 2-A-1 Interest, Class 2-A-2 Interest, Class 2-M-1 Interest, Class 2-M-2 Interest, Class 2-B-1 Interest, Class 2-B-2 Interest and Class 2-Accrual Interest.

(6) The Pass-Through Rate on the Class OC Interest (which shall be payable with respect to the notional balance of the Class OC Interests) shall equal the excess of the Adjusted Net WAC Rate over the product of (i) two and (ii) the Modified Adjusted Net WAC. The Modified Adjusted Net WAC shall equal the weighted average net rate of Class 2-A-1 Interest, Class 2-A-2 Interest, Class 2-M-1 Interest, Class 2-M-2 Interest, Class 2-B-1 Interest, Class 2-B-2 Interest, and Class 2-Accrual Interest treating, for purposes of this calculation each interest other than the Class 2-Accrual Interest, as capped at the Pass-Through Rate of the REMIC regular interest portion of its Corresponding Class and treating the Class 2-Accrual Interest as capped at 0%. The initial Pass-Through Rate of the Class OC Interests shall be a rate sufficient to entitle it to all interest accrued on the Contracts less the interest accrued on the other regular interests issued by REMIC 3 per annum. Until the Overcollateralization Target Amount is reached, amounts accruing with respect to the Class OC Interests shall be distributed as principal payments to the other Certificates and shall be paid to the Class OC Interests when principal payments received from the Contracts are allowed to reduce overcollateralization.

(7) The Class R-3 Interest represents the sole class of "residual interest" in REMIC 3 for purposes of the REMIC provisions and shall not have a principal balance or bear interest.

         The Certificate Administrator will treat the Class OC Interest issued by the Master REMIC and the Basis Risk Reserve Fund as beneficially owned by the Class HL Certificates and the Class C Certificates through an arrangement that is treated as: (i) as a disregarded entity in the event that the Class HL and Class C Certificates are held by the same taxpayer, or (ii) as a partnership that makes an election out of Subchapter K pursuant to Section 761 of the Code if those Classes of Certificates are held by separate taxpayers, and that is neither an asset of nor an interest in any REMIC created hereunder.

         The Certificate Administrator shall account for the right of the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates to receive amounts in excess of the Adjusted Net WAC ("Net WAC Carryover Amounts"), payments in respect of the High LTV Contracts (other than to cover Realized Losses and Unpaid Interest Shortfall Amounts, which will be treated as paid to REMIC 1 pursuant to a "credit enhancement contract" within the meaning of Treasury Regulations 51.860G-2(c)(2)) and monies paid pursuant to the Yield Maintenance Agreement as contractual rights separate and apart from the regular interest consistent with Treasury regulation section 1.860G-2(i). The High LTV Contracts will be beneficially owned by the Class OC Interests. The Certificate Administrator shall account for Net WAC Carryover Amounts, payments in respect of the High LTV Contracts and monies paid pursuant to the Yield Maintenance Agreement as first paid to the Basis Risk Reserve Fund, an outside reserve fund that is not an asset of any REMIC created under this Agreement, that is owned by the Class OC Interest, and that for all federal tax purposes, amounts transferred by REMIC 3 to this outside reserve fund are treated as amounts distributed by REMIC 3 to the

Class OC Interests and then paid by the Class OC Interest to the Class entitled to receive such amounts. These provisions are intended to create the contractual obligations and rights required by Treasury regulation section 1.860G-2(h) to qualify as an outside reserve fund and shall be applied and interpreted consistent with this intention.

         For purposes of REMIC 2 and REMIC 3, the Adjusted Net WAC shall equal the Net WAC reduced by the payments to the Uncertificated IO stated as a percentage of the outstanding principal balance. In addition, for any purpose for which the Net WAC and the Adjusted Net WAC Cap Rate are calculated, the interest rate on the Contracts shall be appropriately adjusted to account for the difference between the monthly day count convention of the Contracts (simple interest which is the same as an actual/actual convention) and the monthly day count convention of the regular interests issued by the REMICs. For purposes of calculating the Net WAC, Adjusted Net WAC Cap Rate and the Modified Adjusted Net WAC, for each of the interests issued by REMIC 1, REMIC 2 and REMIC 3, such rates shall be adjusted to equal a monthly day count convention based on the actual number of days in the preceding Due Period and a 360 day year so that the Contracts and all regular interests will be using the same monthly day count convention. Each REMIC regular interest issued hereunder will be retired on or before the Latest Possible Maturity Date.

         As of the Cut-off Date, the Contracts had an aggregate balance equal to approximately $842,922,270.

         In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Custodian, the Backup Servicer, the Certificate Administrator and the Trustee agree as follows:

                                  ARTICLE I

        SECTION 1.01    Defined Terms.

         Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         "1933 Act": The Securities Act of 1933, as amended.

         "Accrual Period": With respect to each Distribution Date, for the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates, the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs (or, in the case of the April 2002 Distribution Date, commencing on the Closing Date) and ending on the day preceding that Distribution Date. Unless otherwise specified, the Certificate Administrator will calculate interest (i) for the Class A Certificates and the Mezzanine Certificates based on a 360-day year and the actual number of days elapsed in the related Accrual Period and (ii) for the Class A-IO Certificates based on a 360-day year consisting of twelve 30-day months.

         "Actuarial Contract": Any Contract, other than a Simple Interest Contract, on which 30 days interest is owed irrespective of the day on which payment is received.

         "Adverse REMIC Event": As defined in Section 3.17(f) hereof.

         "Adjusted Net WAC Cap Rate": With respect to the Class A Certificates and the Mezzanine Certificates and any Distribution Date, the Net WAC Cap Rate adjusted for (x) the payment of the Yield Maintenance Agreement Fee and (y) payments made in respect of the Class A-IO Certificates. The adjustments described in clauses (x) and (y) shall result in a reduction of the Net WAC Cap Rate by an amount equal to the product of (i) a fraction, expressed as a percentage, the numerator of which is the sum of the Yield Maintenance Agreement Fee and payments made in respect of the Class A-IO Certificates on such Distribution Date, and the denominator of which is the Pool Principal Balance as of the first day of the related due Period, and (ii) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Net Liquidation Losses": With respect to the time of reference thereto, the aggregate of the amounts by which (i) the outstanding principal balance of each Contract that during such time of reference had become a Liquidated Contract, plus accrued and unpaid interest thereon at the related Contract Rate to the Due Date for such Contract in the Due Period in which such Contract became a Liquidated Contract exceeds (ii) the Net Liquidation Proceeds for such Contract.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         "Annual Backup Servicing Rate": 0.020% per annum.

         "Annual Servicing Rate": 1.00% per annum (or, if a successor Servicer is engaged at any time after GreenPoint is no longer the Servicer, the percentage agreed upon pursuant to Section 6.07).

         "Annual Trustee Fee Rate": 0.005% per annum, calculated on the Pool Principal Balance as of the beginning of the related Due Period for such Distribution Date and payable to the Trustee on each Distribution Date pursuant to Section 3.25 or Section 8.05.

         "Assignment": An individual assignment of a Mortgage, notice or transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the related Land Home Contract.

         "Available Distribution Amount": As to any Distribution Date, the sum of (a) the amount on deposit or otherwise credited to the Certificate Account as of the end of the related Due Period less (i) the portion of such amount permitted to be withdrawn by the Servicer or the Trustee pursuant to Section
3.25 and (ii) the portion of such amount constituting Excess Contract Payments, (b) the Monthly Advance for such Distribution Date actually made in respect of such Distribution Date, and (c) the amount received by the Trust Fund pursuant to the Yield Maintenance Agreement for such Distribution Date.

         "Average Sixty-Day Delinquency Percentage": With respect to any Distribution Date commencing with the September 2002 Distribution Date, the arithmetic average of the Sixty-Day Plus Delinquency Percentages for such Distribution Date and the five preceding Distribution Dates.

         "Average Thirty-Day Plus Delinquency Percentage": With respect to any Distribution Date commencing with the September 2002 Distribution Date, the arithmetic average of the Thirty-Day Plus Delinquency Percentages for such Distribution Date and the five preceding Distribution Dates.

         "Backup Servicer": Wells Fargo Bank Minnesota, National Association, or any successor Backup Servicer appointed as herein provided, in its capacity as Backup Servicer hereunder.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Basis Risk Reserve Fund": The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.08 in the name of the Trustee for the benefit of the Certificateholders into which payments received under the Yield Maintenance Agreements and in respect of the High LTV Contracts shall be deposited and in respect of distributions to Certificateholders in respect thereof shall be made and designated "Wells Fargo Bank Minnesota, National Association in trust for registered holders of Bear Stearns Asset-Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust, 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A." The Basis Risk Reserve Fund shall not be part of any REMIC created hereunder.

         "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of New York, the State of California, the State of Maryland, the State of Minnesota, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

         "Certificate": Any Regular Certificate or Residual Certificate.

         "Certificate Account": The account or accounts created and maintained, or caused to be created and maintained, by the Servicer pursuant to Section 3.05. The Certificate Account must be an Eligible Account.

         "Certificate Administrator": Wells Fargo Bank Minnesota, National Association, a national banking association or its successor in interest.

         "Certificate Factor": With respect to the Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to at least six places, the numerator of which is the aggregate Certificate Principal Balance of the Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance of the Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance of the Certificates as of the Closing Date.

         "Certificate Insurer": Ambac Assurance Corporation, a
Wisconsin-domiciled stock insurance corporation or its successors in interest.

         "Certificate Insurer Account": An account of the Certificate Insurer maintained at Citibank, N.A. (ABA No. 021-000089), Account No. 40609486,
Attention: Pamela Dottin, (212) 208-3308, or such other account as may be designated by the Certificate Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date. Any wire transfers to the Certificate Insurer Account shall reference the Policy No. of the Policy.

         "Certificate Insurer Default": The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

         "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register (except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof), and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01; provided, however, that if any such Person (including the

Depositor or any of its Affiliates) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof. The Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise specified herein, whenever reference is made herein to actions taken by the Trustee on behalf of the Certificateholders or property held by the Trustee for the benefit of the Certificateholders, such reference shall be deemed and construed as a reference to the Trustee acting on behalf of or for the benefit of the Certificateholders and the Certificate Insurer for so long as no Certificate Insurer Default has occurred and is continuing.

         "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

         "Certificate Principal Balance": With respect to any Class of Regular Certificates, other than the Class A-IO Certificates, immediately prior to any Distribution Date, the balance equal to the initial Certificate Principal Balance thereof reduced by (i) the sum of all amounts previously paid to the Certificateholders of such Class in reduction of the Certificate Principal Balance thereof on all previous Distribution Dates and (ii) in the case of a Mezzanine Certificate, any Realized Losses allocated thereto on all previous Distribution Dates.

         "Certificate Register": The register maintained pursuant to Section
5.02.

         "Class": Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

         "Class 1-NAS": as set forth in the Preliminary Statement.

         "Class 1-Support Interest": As set forth in the Preliminary
Statement.

         "Class 1-AIO": As set forth in the Preliminary Statement.

         "Class 2-A-1 Interest": As set forth in the Preliminary Statement.

         "Class 2-A-2 Interest": As set forth in the Preliminary Statement.

         "Class 2-B-1 Interest": As set forth in the Preliminary Statement.

         "Class 2-B-2 Interest": As set forth in the Preliminary Statement.

         "Class 2-Accrual Interest": As set forth in the Preliminary
Statement.

         "Class 2-M-1 Interest": As set forth in the Preliminary Statement.

         "Class 2-M-2 Interest": As set forth in the Preliminary Statement.

         "Class 2-NAS Interest": As set forth in the Preliminary Statement.

         "Class 2-AIO": As set forth in the Preliminary Statement.

         "Class R-1 Interest": As set forth in the Preliminary Statement.

         "Class R-2 Interest": As set forth in the Preliminary Statement.

         "Class OC Interest": As set forth in the Preliminary Statement.

         "Class A Certificate": Any one of the Class A-1 Certificates or Class A-2 Certificates.

         "Class A-1 Certificate": Any one of the Class A-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class A-2 Certificate": Any one of the Class A-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class A-IO Certificate": Any one of the Class A-IO Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class A Collateralization Deficit": With respect to any Distribution Date, the amount by which (a) the aggregate Certificate Principal Balance of the Class A Certificates (after giving effect to all distributions to be made thereon on such Distribution Date other than any portion thereof consisting of an Insured Principal Payment in respect of a Class A Collateralization Deficit) exceeds (b) the Pool Principal Balance on the last day of the immediately preceding Due Period.

         "Class A-1 Margin": 0.35%.

         "Class A-2 Margin": 0.35%.

         "Class A Principal Distribution Amount": With respect to any Distribution Date, the excess of (a) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (b) the product of (I) the percentage (but not less than zero) which is equal to 100.00% minus the sum of 68.00% and the Class Principal Distribution Amount Calculation Fraction and (II) the Pool Principal Balance as of the last day of the related Due Period (after giving effect to scheduled principal payments during the related Due Period, to the extent received or advanced, and unscheduled principal collections received during the related Due Period).

         "Class B-1 Certificate": Any one of the Class B-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class B-1 Principal Distribution Amount": With respect to any Distribution Date, the excess of (a) the sum of (i) the Certificate Principal Balance of the Class A Certificates for such Distribution Date (after giving effect to the distribution of the Class A Principal Distribution Amount for such Distribution Date), plus (ii) the Certificate Principal Balance of the Class M-1 Certificates for such Distribution Date (after giving effect to the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), plus (iii) the Certificate Principal Balance of the Class M-2 Certificates for such Distribution Date (after giving effect to the distribution of the Class M-2 Principal Distribution Amount for such Distribution Date), plus (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (b) the product of (I) the percentage (but not less than zero) which is equal to 100.00% minus the sum of 26.00% and the Class Principal Distribution Amount Calculation Fraction and (II) the Pool Principal Balance as of the last day of the related Due Period (after giving effect to scheduled principal payments during the related Due Period, to the extent received or advanced, and unscheduled principal collections received during the related Due Period).

         "Class B-1 Margin": 3.25%.

         "Class B-2 Certificate": Any one of the Class B-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class B-2 Principal Distribution Amount": With respect to any Distribution Date, the excess of (a) the sum of (i) the Certificate Principal Balance of the Class A Certificates for such Distribution Date (after giving effect to the distribution of the Class A Principal Distribution Amount for such Distribution Date), plus (ii) the Certificate Principal Balance of the Class M-1 Certificates for such Distribution Date (after giving effect to the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), plus (iii) the Certificate Principal Balance of the Class M-2 Certificates for such Distribution Date (after giving effect to the distribution of the Class M-2 Principal Distribution Amount for such Distribution Date), plus (iv) the Certificate Principal Balance of the Class B-1 Certificates for such Distribution Date (after giving effect to the distribution of the Class B-1 Principal Distribution Amount for such Distribution Date), plus (v) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (b) the product of (I) the percentage (but not less than zero) which is equal to 100.00% minus the sum of 12.00% and the Class Principal Distribution Amount Calculation Fraction and (II) the Pool Principal Balance as of the last day of the related Due Period (after giving effect to scheduled principal payments during the related Due Period, to the extent received or advanced, and unscheduled principal collections received during the related Due Period); provided, however, that after the Certificate Principal Balances of the Class A, Class M-1, Class M-2 and Class B-1 Certificates are reduced to zero, the Class B-

2 Principal Distribution Amount for such Distribution Date will equal 100.00% of the Principal Distribution Amount (or the remaining portion thereof) for such Distribution Date.

         "Class B-2 Margin": 3.25%.

         "Class C Certificate": Any one of the Class C Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-8, representing the right to distributions as set forth herein and therein.

         "Class HL Certificate": Any one of the Class HL Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-9, representing the right to distributions as set forth herein and therein.

         "Class M-1 Certificate": Any one of the Class M-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class M-1 Principal Distribution Amount": With respect to any Distribution Date, the excess of (a) the sum of (i) the Certificate Principal Balance of the Class A Certificates for such Distribution Date (after giving effect to the distribution of the Class A Principal Distribution Amount for such Distribution Date, plus (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (b) the product of (I) the percentage (but not less than zero) which is equal to 100.00% minus the sum of 54.50% and the Class Principal Distribution Amount Calculation Fraction and (II) the Pool Principal Balance as of the last day of the related Due Period (after giving effect to scheduled principal payments during the related Due Period, to the extent received or advanced, and unscheduled principal collections received during the related Due Period).

         "Class M-1 Margin": 1.45%.

         "Class M-2 Certificate": Any one of the Class M-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

         "Class M-2 Principal Distribution Amount": With respect to any Distribution Date, the excess of (a) the sum of (i) the Certificate Principal Balance of the Class A Certificates for such Distribution Date (after giving effect to the distribution of the Class A Principal Distribution Amount for such Distribution Date), plus (ii) the Certificate Principal Balance of the Class M-1 Certificates for such Distribution Date (after giving effect to the distribution of the Class M-1 Principal Distribution Amount for such Distribution Date), plus (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (b) the product of (I) the percentage (but not less than zero) which is equal to 100.00% minus the sum of 40.00% and the Class Principal Distribution Amount Calculation Fraction and (II) the Pool Principal Balance as of the last day of the related Due Period (after giving effect to scheduled principal payments during the related Due Period, to the extent received or advanced, and unscheduled principal collections received during the related Due Period).

         "Class M-2 Margin": 2.25%.

         "Class Principal Distribution Amount Calculation Fraction": With respect to any Distribution Date, the amount equal to the percentage equivalent of a fraction, the numerator of which is (x) the Overcollateralized Amount, and the denominator of which is (y) the Pool Principal Balance as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled principal collections received during the related Due Period). The Class Principal Distribution Amount Calculation Fraction shall be zero for any Payment Date on which there is no Overcollateralized Amount.

         "Class R Certificate": Any one of the Class R Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-10, and evidencing the ownership of the Class R-1 Interest, Class R-2 Interest and the Class R-3 Interest.

         "Class R-1 Interest": The uncertificated Residual Interest in REMIC
1.

         "Class R-2 Interest": The uncertificated Residual Interest in REMIC
2.

         "Class R-3 Interest": The uncertificated Residual Interest in REMIC
3.

         "Clearance System": As defined in Section 5.01.

         "Clearstream": As defined in Section 5.01

         "Closing Date": March 28, 2002.

         "Close of Business": As used herein, with respect to any Business Day, 5:00 p.m. (New York time).

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collected Scheduled Payments": With respect to any Distribution Date, (a) the amount on deposit in the Certificate Account as of the end of the related Due Period, less (b) the sum of (i) the aggregate of all Partial Prepayments collected during such Due Period, (ii) the aggregate of all payments collected during such Due Period on Contracts that were prepaid in full during such Due Period (less the aggregate of the Scheduled Payments due on such Contracts that were delinquent as of the beginning of such Due Period and recovered out of such collections), (iii) the aggregate of the Net Liquidation Proceeds collected in respect of all Contracts that became Liquidated Contracts during such Due Period (less the aggregate of Scheduled Payments due on such Contracts that were delinquent at the beginning of such Due Period and recovered out of such collections and less any Repossession Profits collected during such Due Period), (iv) the aggregate of the Repurchase Prices of all Contracts that were repurchased by the Originator pursuant to Section 2.03 of the Sale and Servicing Agreement or the Seller (less the aggregate of Scheduled Payments due on such Contracts that were delinquent at the beginning of such Due Period and recovered out of such collections), (v) the amounts permitted to be withdrawn by the Servicer from the Certificate Account pursuant to clauses (i), (ii), (iii), (iv), (v) and (vii) of Section 3.25(a), and (vi) amounts representing Excess Contract Payments.

         "Contract": Any one of the manufactured housing installment sale contracts or installment loan agreements, including any Land Home Contracts, described in the Contract Schedule and constituting part of the corpus of the Trust Fund, which Contracts are to be sold and assigned by the Depositor to the Trustee and which are the subject of this Agreement. The Contracts include all related security interests and any and all rights to receive payments which are due pursuant thereto from and after the Cut-off Date, but exclude any rights to receive payments which were due pursuant thereto prior to the Cut-off Date.

         "Contract File": As to each Contract other than a Land Home Contract,
(a) the original copy of the Contract, (b) the original title document issued to the originator (if other than the Originator) or the Originator or BankAmerica Housing Services as secured lender or agent therefor for the related Manufactured Home, unless the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of any title documents for manufactured housing to secured lenders (The Trustee, the Backup Servicer, the Certificate Administrator and the Custodian may rely on the absence of any title documentation as a representation by the Originator that the related jurisdiction does not require such documentation), (c) evidence of one or more of the following types of perfection of the security interest in favor of the Originator or BankAmerica Housing Services as secured lender or agent therefor in the related Manufactured Home granted by such Contract, as appropriate: (1) notation of such security interest on the title document, (2) a financing statement meeting the requirements of the UCC, with evidence of filing in the appropriate offices indicated thereon, or (3) such other evidence of perfection of a security interest in a manufactured housing unit as is customary in such jurisdiction, (d) the assignment of the Contract from the manufactured housing dealer to the Originator or BankAmerica Housing Services, if any, including any intervening assignments, and (e) any extension, modification or waiver agreement(s).

         "Contract Pool": The pool of Contracts held in the Trust Fund.

         "Contract Purchase Agreement": The agreement by and between the Seller and the Depositor, regarding the sale of the Contracts by the Seller to the Depositor, substantially in the form of Exhibit D annexed hereto.

         "Contract Rate": With respect to each Contract, the per annum rate of interest borne by such Contract, as set forth or described in such Contract.

         "Contract Schedule": The list of Contracts, as amended from time to time in accordance with the terms of this Agreement and the Contract Purchase Agreement, constituting part of the corpus of the Trust Fund, attached hereto as Schedule 1.

         "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located (i) for Certificate registration and transfer purposes, at Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota, 55479-0070, Attention: Madison Avenue Manufactured Housing Contract Trust 2002-A and (ii) for all other purposes, until May 6, 2002, 11000 Broken Land Parkway, Columbia, Maryland 21044, and after May 6, 2002, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Madison Avenue Housing Trust 2002-A, or at such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Backup Servicer, the Certificate Administrator, the Originator, the Certificate Insurer and the Seller.

         "Cumulative Insurance Payments": As of any time of determination, the sum of (i) the excess, if any, of (x) the aggregate amount of all Insured Payments previously paid by the Certificate Insurer under the Policy in respect of the Class A Certificates and the Class A-IO Certificates, over (y) the aggregate of all payments previously made to the Certificate Insurer pursuant to Section 4.01(a)(ii), Section 4.01(b)(i) and Section 4.01(c)(i) hereof applied as reimbursement for such Insured Payments and (ii) interest on the unreimbursed amounts described in clause (i) above from the date such amounts became due until reimbursed in full at a rate of interest equal to the Late Payment Rate.

         "Cumulative Realized Losses": With respect to any Distribution Date and the Contract Pool, the Aggregate Net Liquidation Losses for the period from the Cut-off Date through the end of the Due Period preceding the month of such Distribution Date.

         "Cumulative Realized Loss Percentage": With respect to any Distribution Date, the Cumulative Realized Losses for such Distribution Date, expressed as a percentage of the Pool Principal Balance as of the Cut-off Date.

         "Custodian": GreenPoint or any successor or additional custodian appointed from time to time pursuant to the terms and conditions of this Agreement.

         "Cut-off Date": With respect to each Contract, the opening of business on March 1, 2002. With respect to all Eligible Substitute Contracts, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Contract, shall be to the respective Cut-off Dates for such Contracts.

         "Cut-off Date Pool Principal Balance": $842,922,269.90.

         "Deficiency": With respect to any Contract that is a Liquidated Contract, the amount by which (i) the outstanding principal balance of such Contract, plus accrued and unpaid interest thereon at the related Contract Rate to the Due Date for such Contract in the Due Period in which such Contract became a Liquidated Contract exceeds (ii) the Net Liquidation Proceeds for such Contract.

         "Deficiency Amount": With respect to any Contract, the amount, if any, that the Servicer collects directly from the Obligor with respect to any Deficiency.

         "Deficiency Percentage": 35%.

         "Definitive Certificates": As defined in Section 5.02(c) hereof.

         "Depositor": Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, or its successor in interest.

         "Depository": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

         "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": With respect to any Distribution Date, the fifth Business Day prior to such Distribution Date.

         "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date was, and as of the Subsequent Closing Date and is, any of: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code,
(iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an "electing large partnership" within the meaning of Section 775 of the Code or
(v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

         "Distribution Date": The 25th day of each month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in April, 2002.

         "Due Date": The day of the month on which each Scheduled Payment is due on a Contract, exclusive of any days of grace.

         "Due Period": With respect to any Distribution Date, the immediately preceding calendar month.

         "EMC": EMC Mortgage Corporation, a Delaware corporation.

         "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and the Certificate Insurer and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of any Class of Certificates (without taking into account the Policy) as evidenced by a letter from each Rating Agency to the Trustee and the Certificate Insurer. Eligible Accounts may bear interest.

         "Eligible Investments": One or more of the following in the order of priority specified herein: (a) any common trust fund, collective investment trust or money market fund rated Aaa by Moody's and AAAg or AAAm by S&P, including any such funds managed or advised by the Trustee or any of its Affiliates; and (b) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in or withdrawal of the then current rating or ratings of the Certificates (without taking into account the Policy), as evidenced by a letter to such effect from each Rating Agency and acceptable to the Certificate Insurer as evidenced by a letter from the Certificate Insurer; provided, however, that no investments in "interest only" stripped obligations shall qualify as an Eligible Investment pursuant to this definition.

         "Eligible Substitute Contract": As to any Replaced Contract for which such Eligible Substitute Contract is being substituted pursuant to Section 2.06(b) of the Sale and Servicing Agreement or Section 2(c)(2) of the Contract Purchase Agreement, as applicable, a Contract that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date or the Closing Date) in Section 2.05 of the Sale and Servicing Agreement or Section 2(b) of the Contract Purchase Agreement, as applicable, (b) after giving effect to the Scheduled Payment due in the month of such substitution, has a Principal Balance that is not greater than the Principal Balance of such Replaced Contract, (c) has a Contract Rate that is at least equal to the Contract Rate of such Replaced Contract, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract, and (e) has not been delinquent a greater number of days as to any Scheduled Payment due within twelve months as of the date of its substitution than the Replaced Contract was as of the Cut-off Date. In addition, an Eligible Substitute Contract which is a Land Home Contract may only be used to replace a Replaced Contract which was a Land Home Contract.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA-Restricted Certificate": Means any Class M-1, Class M-2, Class B-1, Class B-2, Class C, Class HL or Residual Certificate.

         "ERISA-Qualifying Underwriting": A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

         "Estate in Real Property": A fee simple estate in a parcel of land.

         "Euroclear": As defined in Section 5.01.

         "Excess Contract Payment": With respect to any Contract, any portion of a payment of principal and interest on such Contract, that (a) is in excess of the Scheduled Payment (or is an integral multiple thereof and has not been identified by the Obligor as a Principal Prepayment), (b) is not a Principal Prepayment and (c) is not part of the Liquidation Proceeds of such Contract or the Repurchase Price of such Contract paid pursuant to Section 3.05.

         "Expense Adjusted Contract Rate": With respect to any Contract or REO Property, the then applicable Contract Rate thereon (adjusted to an actual/360 basis) minus the sum of (x) the Annual Trustee Fee Rate, (y) the Annual Servicing Rate and (z) the Annual Backup Servicing Rate.

         "Extension Fee": Any extension fee paid by an Obligor on a Contract.

         "Extraordinary Trust Fund Expense": Any amounts reimbursable to the Trustee, the Backup Servicer, or any director, officer, employee or agent of the Trustee or the Backup Servicer, from the Trust Fund pursuant to Section
3.26 or 8.05 (payable in accordance with Section 4.01), any amounts reimbursable to the Depositor, the Certificate Administrator, the REMIC Administrator, the Servicer or any director, officer, employee or agent of the Depositor, the Servicer or the Backup Servicer, the Certificate Administrator or the REMIC Administrator, pursuant to Section 6.05 and any other amounts payable or reimbursable from the Trust Fund as Extraordinary Trust Fund Expenses pursuant to the terms of this Agreement.

         "Extra Principal Distribution Amount": With respect to any Distribution Date, the portion of Net Monthly Excess Cashflow, if any, available for distribution pursuant to Section 4.01(d)(xiii) for such Distribution Date.

         "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

         "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         "Fidelity Bond": A fidelity bond to be maintained by the Servicer pursuant to Section 3.10.

         "Final Distribution Date": The earlier to occur of (x) the Distribution Date in March 2032 and (y) the final Distribution Date that occurs in connection with any earlier termination of the Trust in accordance with Article IX hereof.

         "Final Scheduled Distribution Date": The Distribution Date occurring in March 2032.

         "FNMA": The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         "Formula Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum (without duplication) of (a) all scheduled payments of principal due to the extent received or advanced on each outstanding Contract during the related Due Period, (b) all Partial Prepayments on the Contracts received during the related Due Period, (c) the Principal Balance of each Contract for which a Principal Prepayment in Full was received during the related Due Period, (d) the Principal Balance of each Contract that became a Liquidated Contract during the related Due Period, (e) the Principal Balance of each Contract that was repurchased at the Repurchase Price during the related Due Period pursuant to Section 2(c) of the Contract Purchase Agreement or Section 2.03 of the Sale and Servicing Agreement, (f) all non-cash reductions to the Principal Balance of each Contract during the related Due Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of business of its servicing activities and (g) any previously undistributed shortfalls in the amounts in clauses (a) through (f) above in respect of prior Distribution Dates.

         "Formula Rate": With respect to any of the Class A, Class M-1, Class M-2, Class B-1 or Class B-2 Certificates, a per annum rate equal to the applicable Pass-Through Rate for such class, without giving effect to the Adjusted Net WAC Cap Rate limitation.

         "GreenPoint" GreenPoint Credit, LLC, a Delaware limited liability company, its successors or assigns.

         "GreenPoint Bank": GreenPoint Bank, a New York state-chartered savings bank, and its successors and assigns.

         "Group I Contract": Any Contract designated as such on the Contract Schedule.

         "Group II Contract": Any Contract designated as such on the Contract Schedule.

         "Hazard Insurance Policy": With respect to each Contract, the policy of fire and extended coverage insurance (and federal flood insurance, if applicable) required to be maintained for the related Manufactured Home, as provided in Section 3.09 (which may be a blanket insurance policy maintained by the Servicer in accordance with the terms and conditions of Section 3.09).

         "High LTV Collections" means, with respect to any Distribution Date, all collections received or advanced during the related Due Period, from whatever source, relating to the High LTV Contracts.

         "High LTV Contracts" means all Contracts having an original Loan-to-Value Ratio greater than 100%.

         "Holder": A Certificateholder.

         "Indemnification Agreement": The Indemnification Agreement, dated March 21, 2002, between the Certificate Insurer and Bear, Stearns & Co. Inc.

         "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer, the Backup Servicer, the Originator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Originator, the Servicer, the Backup Servicer, or any Affiliate thereof, and (c) is not connected with the Depositor, the Originator, the Servicer, the Backup Servicer, or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Originator, the Servicer, the Backup Servicer, or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Originator, the Servicer, the Backup Servicer, or any Affiliate thereof, as the case may be.

         "Independent Contractor": Either (i) any Person (other than the Servicer or the Trustee) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership test set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust Fund, delivered to the Trustee), so long as the Trust Fund does not receive or derive any income from such person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer and the Trustee) upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the
Code).

         "Insurance Account": The account or accounts created and maintained pursuant to Section 4.07, which shall be entitled "Wells Fargo Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Bear Stearns Asset Backed Securities Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A." The Insurance Account must be an Eligible Account.

         "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of March 28, 2002, among the Certificate Insurer, the Trustee, the Servicer, the Originator, the Seller and the Depositor.

         "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy (excluding the Policy) covering a Contract, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Obligor in accordance with the procedures that the Servicer would follow in servicing manufactured housing contracts held for its own account, subject to the terms and conditions of the related Contract and Mortgage.

         "Insured Amount": With respect to any Distribution Date and (x) the Class A Certificates, the sum of (i) any Insured Interest Payment for such Distribution Date and (ii) any Insured Principal Payment for such Distribution Date and (y) the Class A-IO Certificates, any Insured Interest Payment for such Distribution Date.

         "Insured Interest Payment": With respect to any Distribution Date and the Class A Certificates and/or the Class A-IO Certificates, the excess, if any, of (x) the sum of the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class for such Distribution Date over (y) the Net Interest Remittance Amount for such Distribution Date.

         "Insured Payments": The aggregate amount paid by the Certificate Insurer in respect of (i) Insured Amounts for any Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Insured Principal Payment": With respect to any Distribution Date other than the Final Distribution Date and the Class A Certificates, the Class A Collateralization Deficit, if any, for such Distribution Date. With respect to the Final Distribution Date and the Class A Certificates, the aggregate Certificate Principal Balance of the Class A Certificates (after giving effect to all distributions to be made thereon on such Distribution Date other than any portion thereof consisting of an Insured Principal Payment).

         "Interest Determination Date": With respect to the Class A Certificates and the Mezzanine Certificates, or any REMIC 2 Counterpart thereof, as the case may be, and each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

         "Interest Remittance Amount": With respect to any Distribution Date, the sum of (i) that portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced on or in respect of the Contracts and (ii) that portion of the Available Distribution Amount for such Distribution Date attributable to amounts received by the Trustee from the LIBOR Cap Counterparty pursuant to the Yield Maintenance Agreement for such Distribution Date.

         "Land Home Contract": A Contract that is secured by a mortgage, deed of trust, security deed or similar evidence of lien on real estate on which the related Manufactured Home is situated (as well as by such related Manufactured Home).

         "Land Home Contract File": As to each Land Home Contract, (a) the original copy of the Land Home Contract, (b) the original related Mortgage with evidence of recording thereon (or, if the original Mortgage has not yet been returned by the applicable recording office, a copy thereof, certified by such recording office, which will be replaced by the original Mortgage when it is so returned) and any title document for the related Manufactured Home, (c) the assignment of the Land Home Contract from the originator (if other than the Originator) to the Originator, (d) if such Land Home Contract was originated by the Originator, an endorsement of such Land Home Contract by the Originator and (e) any extension, modification or waiver agreement(s). Notwithstanding anything contained in this definition to the contrary, Schedule A to the title insurance policy for a Mortgage will satisfy the requirements of a title document in clause (b) herein.

         "Late Payment Fees": Any late payment fees (including any not sufficient funds fees) paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

         "Late Payment Rate": As defined in the Insurance Agreement.

         "Latest Possible Maturity Date": The Distribution Date in March 25,
2032.

         "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

         "LIBOR Cap Counterparty": Bear Stearns Financial Products, Inc.

         "Liquidated Contract": Any defaulted Contract as to which the Servicer has determined that all amounts (other than amounts in respect of any Deficiency) which it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home and, in the case of Land Home Contracts, Mortgaged Property, has been realized upon and liquidated and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

         "Liquidation Expenses": All reasonable out-of-pocket expenses (exclusive of overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home, and, in the case of Land Home Contracts, Mortgaged Property, is liquidated, including legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Sections 3.06, 3.07, 3.09, 3.13 or 3.18 (to the extent such amount is reimbursable under the terms of Sections 3.06, 3.07, 3.09, 3.13 or 3.18, as the case may be) with respect to such Contract, and any unreimbursed expenditures for property taxes or other taxes or charges or for property restoration or preservation that are related to such liquidation.

         "Liquidation Proceeds": Cash (including insurance proceeds other than those applied to the restoration of the related Manufactured Home or Mortgaged Property or released to the related Obligor in accordance with the normal servicing procedures of the Servicer, but excluding Deficiency Amounts) received in connection with the liquidation of defaulted Contracts, whether through repossession or otherwise.

         "Loan-To-Value Ratio": The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Contract and the denominator of which is the Original Value of the related Manufactured Home.

         "Manufactured Home": A unit of manufactured housing which meets the requirements of Section 25(e)(10) of the Code, securing the indebtedness of the Obligor under the related Contract.

         "Master REMIC": As set forth in the Preliminary Statement.

         "Mezzanine Certificate": Any Class M-1 Certificate, Class M-2 Certificate, Class B-1 Certificate or Class B-2 Certificate.

         "Minimum Bid Price": In the case of REO Properties and Contracts in respect of which any Scheduled Payments are 120 days or more delinquent, the fair market value of such REO Property or Contract. For all other Contracts, the Contract's face amount plus any accrued interest in respect of such Contract through the date of such bid.

         "Monthly Advance": With respect to (A) the April 2002, May 2002, June 2002, July 2002, August 2002 and September 2002 Distribution Dates, (1) the amount, if any, by which (a) the Scheduled Amount exceeds (b) the Collected Scheduled Payments, less (2) the amount of any Scheduled Payment on a Contract due during the related Due Period which the Servicer had determined would be a Nonrecoverable Advance if an advance in respect of such Scheduled Payment were made, and (B) any Distribution Date occurring on or after the October 2002 Distribution Date, the lesser of (1) (a) the amount, if any, by which (i) the Scheduled Amount exceeds (ii) the Collected Scheduled Payments, less (b) the amount of any Scheduled Payment on a Contract due during the related Due Period which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such Scheduled Payment were made and (2) the amount by which the Available Distribution Amount (exclusive of the Monthly Advance component thereof) for such Distribution Date is less than the sum of (A) the Formula Principal Distribution Amount and (B) the aggregate Monthly Interest Distributable Amount.

         "Monthly Advance Differential": means, with respect to any Distribution Date occurring prior to the Distribution Date in October 2002, the excess of (x) the aggregate amount of unreimbursed Monthly Advances outstanding immediately after such Distribution Date, over (y) the aggregate amount of unreimbursed Monthly Advances that would have been outstanding immediately after such Distribution Date had the Monthly Advances made with respect to such Distribution Date and all previous Distribution Dates been calculated pursuant to the formula described in clause (B) of the definition of "Monthly Advance".

         "Monthly Advance Reimbursement Amount": Any amount received by the Servicer pursuant to Section 3.24(b) or (c) in reimbursement of a Monthly Advance made out of its own funds.

         "Monthly Backup Servicing Fee": With respect to any Distribution Date, an amount equal to one-twelfth of 0.020% of the Pool Principal Balance as of the beginning of the Due Period for such Distribution Date.

         "Monthly Interest Distributable Amount": With respect to each Class of Class A Certificates, the Class A-IO Certificates and each Class of Mezzanine Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance (or Notional Amount in the case of the Class A-IO Certificates) of such Class immediately prior to such Distribution Date.

         "Monthly Report": The monthly report described in Section 4.03.

         "Monthly Servicing Fee": With respect to any Distribution Date, an amount equal to one-twelfth of 1.00% (or, if a successor Servicer is engaged at any time after GreenPoint is no longer the Servicer, the percentage agreed upon pursuant to Section 6.07) of the Pool Principal Balance as of the beginning of the Due Period for such Distribution Date.

         "Monthly Trustee Fee": With respect to each Distribution Date, an amount equal to one-twelfth of 0.005% of the Pool Principal Balance as of the beginning of the Due Period for such Distribution Date plus, on the April 2002 Distribution Date only, $10,000.

         "Moody's": Moody's Investors Service, Inc., or its successor in interest.

         "Mortgage": The mortgage, deed of trust, security deed or similar evidence of lien, creating a first lien on an estate in fee simple in the real property securing a Land Home Contract.

         "Mortgaged Property": The property subject to the lien of a Mortgage.

         "Net Interest Remittance Amount": Has the meaning assigned to such term in Section 4.01(a).

         "Net Liquidation Proceeds": As to any Liquidated Contract, Liquidation Proceeds net of the sum of (i) Liquidation Expenses, (ii) all accrued and unpaid interest thereon through the date the related Contract becomes a Liquidated Contract and (iii) any amount required to be paid to the Obligor or any other Person with an interest in the Manufactured Home or Mortgaged Property that is senior to the interest of the Trust Fund.

         "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (I) the excess, if any, of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the amount required to be distributed pursuant to Section 4.01(a)(i)-(viii) and (B) the Principal Remittance Amount and (II) any High LTV Collections with respect to that Distribution Date.

         "Net WAC": With respect to any Distribution Date and the Class A Certificates and the Mezzanine Certificates, a per annum rate equal to the product of (x) the excess of (A) the weighted average of the Expense Adjusted Contract Rates of the Contracts as of the first day of the related Due Period over, (B) the percentage equivalent of a fraction, the numerator of which is
(1) twelve times the amount of the premium payable to the Certificate Insurer on such Distribution Date (as set forth in the Insurance Agreement), and the denominator of which is (2) the Pool Principal Balance as of the first day of the related Due Period and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period, and reduced to reflect any required interest payments in respect of the Class A-IO Interest on the related Distribution Date. The amount of the premium payable to the Certificate Insurer on such Distribution Date shall be calculated as set forth in the Insurance Agreement.

         "Net WAC Cap Rate": With respect to any Distribution Date, a per annum rate equal to the sum of (x) the excess of (A) the weighted average of the Expense Adjusted Contract Rates of the Contracts as of the first day of the related Due Period over, (B) the percentage equivalent of a fraction, the numerator of which is (1) twelve times the amount of the premium payable to the Certificate Insurer on such Distribution Date (as set forth in the Insurance Agreement), and the denominator of which is (2) the Pool Principal Balance as of the first day of the related Due Period and (y) a fraction, expressed as a percentage, the numerator of which is the amount of any payment actually received under the Yield Maintenance Agreement for the related Distribution Date and the denominator of which is the product of one-twelfth and the Pool Principal Balance as of the first day of the related Due Period. The Net WAC Cap Rate will be calculated based on a 360-day year and the actual number of days elapsed in the related Accrual Period. The amount of the premium payable to the Certificate Insurer on such Distribution Date shall be calculated as set forth in the Insurance Agreement.

         "Net WAC Cap Rate Carryover Amount": With respect to the Class A Certificates and the Mezzanine Certificates, and any Distribution Date, the sum of (A) the positive excess, if any, of (i) the amount of interest that would have been payable to such Class of Certificates on such Distribution Date if the Pass-Through Rate for such Class for such Distribution Date were calculated at the related Formula Rate over (ii) the amount of interest payable on such Class of Certificates at the related Pass Through Rate for such Distribution Date and (B) any related Net WAC Cap Rate Carryover Amount for the previous Distribution Date not previously paid, together with interest thereon at a rate equal to the related Formula Rate for such Class of Certificates for such Distribution Date.

         "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

         "Nonrecoverable Advance": Any advance made or proposed to be made pursuant to Section 3.06, Section 3.09, Section 3.13, Section 3.18 or Section 3.24, including, without duplication, any Obligatory Advances made on or after the Cut-off Date, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from late payments, Liquidation Proceeds or otherwise. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. The determination by the Servicer that any advance is, or if made would constitute, a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Trustee and the Certificate Insurer no later than the Business Day following such determination and stating the reasons for such determination.

         "Notional Amount": Immediately prior to any Distribution Date, with respect to the Class A-IO Certificates the Pool Principal Balance.

         "Obligor": Each Person who is indebted under a Contract or who has acquired a Manufactured Home subject to a Contract.

         "Obligatory Advance": With respect to each Contract, any corporate advance made by the Originator pursuant to the Sale and Servicing Agreement in connection with the servicing of such Contract, including but not limited to payments in respect of force placed insurance and property taxes and any fees, costs or expenses associated therewith.

         "Offered Certificates": Together, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B-1 Certificates.

         "Officers' Certificate": A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Originator or the Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii) if provided for in this Agreement, signed by a Servicing Officer and delivered to the Depositor, the Certificate Insurer and the Trustee, as the case may be, as required by this Agreement.

         "One-Month LIBOR": With respect to each Accrual Period, the rate determined by the Certificate Administrator on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date; provided, however, that for the first Accrual Period One-Month LIBOR shall be the rate determined in accordance with this definition by the Certificate Administrator two LIBOR Business Days prior to the Closing Date (for the first Accrual Period, One-Month LIBOR shall equal 1.9000%). If such rate does not appear on Telerate Page 3750, One-Month LIBOR on such Interest Determination Date will be determined on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. The Certificate Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. On such Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Certificate Administrator as follows:

         (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

         (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

         "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer, acceptable to the Trustee and the Certificate Insurer, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions which must be an opinion of Independent counsel.

         "Optional Termination Date": The Distribution Date which is the earliest Distribution Date on which the Terminator or the Servicer would be permitted to exercise its option to terminate the Trust pursuant to Section 9.01, determined for purposes of this definition only without regard to any right of the Certificate Insurer to consent to such termination.

         "Original Value": With respect to any Manufactured Home that was new at the time the related Contract was originated, the retail stated cash sale price of such Manufactured Home, plus taxes and, to the extent financed under such Contract, closing fees paid to third parties, insurance and prepaid finance charges. With respect to any Manufactured Home that was used at the time the related Contract was originated, the total delivered sales price of such Manufactured Home, plus taxes and, to the extent financed under such Contract, closing fees paid to third parties, insurance and prepaid finance charges.

         "Originator": GreenPoint.

         "Outstanding": With respect to any Contract as to the time of reference thereto, a Contract that has not been fully prepaid, has not become a Liquidated Contract, and has not been repurchased pursuant to Section 2.03 of the Sale and Servicing Agreement prior to such time of reference.

         "Outstanding Amount Advanced": As to any Distribution Date, the aggregate of all Monthly Advances made by the Servicer out of its own funds pursuant to Section 3.24 less the aggregate of all Monthly Advance Reimbursement Amounts actually received by the Servicer prior to such Distribution Date.

         "Overcollateralized Amount": With respect to any Distribution Date, the amount, if any, by which the Pool Principal Balance (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Due Period) exceeds the aggregate Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates as of such Distribution Date after giving effect to distributions to be made on such Distribution Date.

         "Overcollateralization Target Amount": For any Distribution Date, an amount equal to 100% of the Pool Principal Balance.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Partial Prepayment": Any Principal Prepayment other than a Principal Prepayment in Full.

         "Pass-Through Rate":

          (i) the Class A-1 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class A-1 Margin subject to the Adjusted Net WAC Cap Rate for such Distribution Date;

          (ii) the Class A-2 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class A-2 Margin subject to the Adjusted Net WAC Cap Rate for such Distribution Date;

          (iii) the Class A-IO Certificates and any Distribution Date, a per annum rate equal to 0.30% per annum;

          (iv) the Class M-1 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class M-1 Margin subject to the Adjusted Net WAC Cap Rate for such Distribution Date;

          (v) the Class M-2 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class M-2 Margin subject to the Adjusted Net WAC Cap Rate for such Distribution Date;

          (vi) the Class B-1 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class B-1 Margin subject to the Adjusted Net WAC Cap Rate for such Distribution Date; and

          (vii) the Class B-2 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class B-2 Margin subject to the Adjusted Net WAC Cap Rate for such Distribution Date.

         "Paying Agent": Any paying agent appointed pursuant to Section 5.05.

         "Percentage Interest": With respect to any Certificate other than a Class C, Class HL or Class R Certificate, a fraction, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance or initial Notional Amount represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or aggregate initial Notional Amount of the related Class. With respect to any Class C Certificate, Class HL Certificate or Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

         "Permitted Transferee": Any transferee of a Residual Certificate, other than a Disqualified Organization or a non-U.S. Person.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan": Any employee benefit plan, as defined in Section 3(3) of ERISA, or plan, as defined in Section 4975(e)(1) of the Code, including individual retirement accounts and annuities and Keogh plans, that is subject to ERISA or Section 4975 of the Code, and any entity whose underlying assets are deemed to include plan assets of such plans, including bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested.

         "Policy": The Certificate Guaranty Insurance Policy No. AB0544BE issued by the Certificate Insurer in respect of the Class A Certificates and the Class A-IO Certificates, a copy of which is attached hereto as Exhibit H.

         "Pool Principal Balance": With respect to any Distribution Date, the Cut-off Date Pool Balance less the aggregate Formula Principal Distribution Amounts.

         "Preference Amount": Has the meaning assigned to such term in the Policy.

         "Prepayment Assumption": A 200% Prepayment Assumption assumes a CPR of 7.4% per annum of the outstanding Principal Balance of the Contracts in the first month of the life of such Contracts and an additional approximately 0.2% (expressed as a percentage per annum) in each month thereafter until the twenty-fourth month; beginning in the twenty-fourth month and in each month thereafter during the life of the Contracts, a CPR of 12.00% per annum each month is assumed. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. CPR (Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of manufactured housing contracts loans relative to its outstanding principal balance for the life of such pool.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Actuarial Contract that was during the related Due Period the subject of a principal Prepayment in full or in part that was applied by the Servicer to reduce the outstanding principal balance of such Contract on a date preceding the Due Date in the related Due Period, an amount equal to interest at the applicable Expense Adjusted Contract Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Due Period.

         "Principal Balance": As to any Contract and any Distribution Date or the Cut-off Date, as the case may be, the principal balance of such Contract as of the Due Date in the related Due Period (or, with respect to the Cut-off Date or the first Distribution Date, as of the Cut-off Date), after giving effect to all previous Partial Prepayments, all previous scheduled principal payments received and all Monthly Advances of principal related thereto and to all non-cash reductions to the related Contract during such Due Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of business of its servicing activities.

         "Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of the Principal Remittance Amount and the Extra Principal Distribution Amount for such Distribution Date.

         "Principal Prepayment": (i) Subject to clause (ii) of this definition, with respect to any Contract, any payment or any portion thereof or other recovery on such Contract (other than a Liquidated Contract or a Contract repurchased pursuant to Section 2.06 of the Sale and Servicing Agreement or Section 2(c) of the Contract Purchase Agreement) that exceeds the amount necessary to bring such Contract current as of any Due Date unless (A) the related Obligor has notified or confirmed with the Servicer that such payment is to be applied as Scheduled Payments for future Due Dates or (B) the amount of such excess payment is approximately equal (subject to a variance of plus or minus 10%) to the amount of the Scheduled Payment on the next Due Date; (ii) notwithstanding the provisions of the preceding clause (i), if any payment or any portion thereof or other recovery on a Contract (other than a Liquidated Contract or a Contract repurchased pursuant to Section 2.06 of the Sale and Servicing Agreement or Section 2(c) of the Contract Purchase Agreement) is sufficient to pay the outstanding principal balance of such Contract, all accrued and unpaid interest at the Contract Rate to the payment date and, at the option of the Servicer, all other outstanding amounts owing on such Contract, the portion of the payments or recoveries on such Contract during such Due Period that is equal to the Principal Balance of such Contract after giving effect to the Scheduled Payment on such Contract due in such Due Period; and (iii) any cash deposit made with respect to a Contract repurchased pursuant to Section 2.03 of the Sale and Servicing Agreement or Section 2(c) of the Contract Purchase Agreement.

         "Principal Prepayment in Full": Any Principal Prepayment specified in clause (ii) of the definition of the term "Principal Prepayment."

         "Principal Remittance Amount": With respect to any Distribution Date, the sum of (i) the Formula Principal Distribution Amount and (ii) on the Distribution Date on which the Trust Fund is to be terminated pursuant to
Section 9.01, that portion of the Termination Price in respect of principal.

         "Rating Agency or Rating Agencies": Moody's and Standard & Poor's or their successors, in their capacities as rating agencies that have assigned ratings to the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Certificate Administrator (and if rating the Class A Certificates or the Class A-IO Certificates, consented to in writing by the Certificate Insurer), notice of which designation shall be given to the Servicer, the Trustee and the Depositor.

         "Realized Loss": With respect to any Liquidated Contract, the excess of the aggregate Principal Balance of that Liquidated Contract, together with all accrued and unpaid interest thereon, over the Net Liquidation Proceeds for that Contract.

         "Record Date": With respect to each Distribution Date and any Definitive Certificate, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date). With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date.

         "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, any Originator, the Certificate Insurer or the Servicer or any affiliate thereof and (iii) which have been designated as such by the Depositor (with the written consent of the Certificate Insurer); provided, however, that if fewer than two of such banks provide a One-Month LIBOR rate, then any leading banks selected by the Depositor (with the written consent of the Certificate Insurer) which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

         "Regular Certificates": Any of the Class A Certificates, the Class A-IO Certificates or the Mezzanine Certificates.

         "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Relief Act Interest Shortfall": With respect to any Distribution Date and any Contract, any reduction in the amount of interest collectible on such Contract for the most recently ended calendar month as a result of the application of the Relief Act.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC Administrator": Wells Fargo Bank Minnesota, National Association or any successor REMIC Administrator in its capacity as REMIC Administrator hereunder.

         "REMIC 1 Regular Interests": REMIC 1 Regular Interest 1-Support, REMIC 1 Regular Interest 1-NAS and REMIC 1 Regular Interest 1-AIO.

         "REMIC 2": The segregated pool of assets consisting of all of the REMIC 1 Regular Interests, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC 2 Regular Interests": REMIC 2 Regular Interest 2-A-1, REMIC 2 Regular Interest 2-A-2, REMIC 2 Regular Interest 2-M-1, REMIC 2 Regular Interest 2-M-2, REMIC 2 Regular Interest 2-B-1, REMIC 2 Regular Interest 2-B-2, REMIC 2 Regular Interest 2-Accrual, REMIC 2 Regular Interest 2-NAS and REMIC 2 Regular Interest 2-AIO.

         "REMIC 3": The segregated pool of assets consisting of all of the REMIC 2 Regular Interests, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC 3 Regular Interests": Class A-1 Certificates, Class A-2 Certificates, Class A-IO Certificate, Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class OC Interest, and the Uncertificated IO.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

         "REO Account": As defined in Section 3.17.

         "REO Property": As defined in Section 3.17.

         "Replaced Contract": A Contract as to which the Originator or the Seller has a Repurchase Obligation and which, (i) at the Originator's option, is replaced in the Trust Fund by an Eligible Substitute Contract pursuant to
Section 2.06(b) of the Sale and Servicing Agreement or (ii) at the Seller's option, is replaced in the Trust Fund by an Eligible Substitute Contract pursuant to Section 2(c)(2) of the Contract Purchase Agreement.

         "Repossession Profits": As to any Distribution Date, the excess, if any, of Net Liquidation Proceeds in respect of each Contract that became a Liquidated Contract during the related Due Period over the sum of the remaining principal balance of such Contract prior to any write down thereof plus accrued and unpaid interest at the related Contract Rate on the remaining principal balance thereof from the Due Date to which interest was last paid by the Obligor to the Due Date in the month in which such Contract became a Liquidated Contract.

         "Repurchase Obligation": The obligation of the Originator, set forth in Section 2.03 of the Sale and Servicing Agreement, to repurchase the related Contracts as to which there exists an uncured breach of a representation or warranty contained in Sections 2.05 of the Sale and Servicing Agreement.

         "Repurchase Price": With respect to any Contract required to be repurchased hereunder, an amount equal to the remaining principal amount outstanding on such Contract as of the beginning of the month of repurchase plus accrued interest from the Due Date with respect to which the Obligor last made a payment to the Due Date in the Due Period in which such Contract is repurchased.

         "Required Basis Risk Reserve Fund Deposit": With respect to any Distribution Date, the amount necessary to cause the amount on deposit in the Basis Risk Reserve Fund, after giving effect to all withdrawals therefrom on such Distribution Date, to equal $5,000.

         "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Certificate Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%) of the one-month United States dollar lending rates which banks in The City of New York selected by the Depositor (with the written consent of the Certificate Insurer) are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, in the case of any Interest Determination Date after the initial Interest Determination Date, the lowest one-month United States dollar lending rate which such New York banks selected by the Depositor (with the written consent of the Certificate Insurer) are quoting on such Interest Determination Date to leading European banks.

         "Residual Certificates": The Class R Certificates.

         "Responsible Officer": When used with respect to the Certificate Administrator or the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee or the Certificate Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Servicing Agreement": That certain Sale and Servicing Agreement, dated as of March 1, 2002, by and between GreenPoint, as seller and servicer, and EMC, as purchaser.

         "Scheduled Amount": As to any Distribution Date, the amount equal to the aggregate of the Scheduled Payments that were due during the related Due Period in respect of Contracts that were Outstanding immediately following such Due Period or whose last Scheduled Payment was due during such Due Period.

         "Scheduled Payment": As to any Distribution Date and each Contract, the amount equal to the scheduled payment that was due during the related Due Period in respect of each such Contract that was Outstanding immediately following such Due Period or whose final scheduled payment was due during such Due Period.

         "Seller": EMC Mortgage Corporation or its successor in interest, in its capacity as seller under the Contract Purchase Agreement.

         "Servicer": GreenPoint, or its successor in interest, or any successor servicer appointed as herein provided.

         "Servicer Deficiency Amount": With respect to any Distribution Date, the product of the Deficiency Percentage and the aggregate of the Deficiency Amounts received during the immediately preceding Due Period.

         "Servicer Termination Events": As defined in Section 7.01.

         "Servicing File": All documents, records, and other items maintained by the Servicer with respect to a Contract and not included in the corresponding Contract File or the Land Home Contract File, as applicable, including the credit application, credit reports and verifications, appraisals, tax and insurance records, payment records, insurance claim records, correspondence, and all historical computerized data files.

         "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

         "Servicing Trigger": As defined in Section 7.07.

         "Simple Interest Contract": Any Contract that requires that each monthly payment consist of an installment of interest which is calculated according to the simple interest method. This method calculates interest using the basis of the outstanding principal balance of the Simple Interest Contract multiplied by the contract rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the Simple Interest Contract.

         "Sixty-Day Plus Delinquency Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of the Contracts that are 60 or more days delinquent in the payment of principal or interest for the relevant Distribution Date, including Contracts in foreclosure and Contracts relating to REO Property, and the denominator of which is the Pool Principal Balance immediately preceding the relevant Distribution Date.

         "Spread Holiday Payment": (i) with respect to the first Distribution Date occurring during the Spread Holiday Period, an amount equal to the Net Monthly Excess Cashflow remaining after (a) any Realized Losses are allocated thereto and (b) giving effect to the distributions specified in Section 4.01(d)(i) through (xi) for such Distribution Date; (ii) with respect to each remaining Distribution Date occurring during the Spread Holiday Period, an amount equal to 50% of the Net Monthly Excess Cashflow remaining after any (a) Realized Losses are allocated thereto and (b) giving effect to the distributions specified in Section 4.01(d)(i) through (xi) for such Distribution Date and (iii) with respect to each Distribution Date occurring after the Spread Holiday Period, zero.

         "Spread Holiday Period": The period from and including the Distribution Date occurring in April 2002 to and including the Distribution Date occurring in September 2002.

         "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         "Startup Date": As defined in Section 3.17.

         "Stepdown Date": The later to occur of (i) the Distribution Date occurring in April 2006 and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates divided by the Pool Principal Balance as of the last day of the related Due Period (in each case, after giving effect to payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Due Period, and after reduction for Realized Losses incurred during the related Due Period) is less than or equal to 32.00%.

         "Tax Matters Person": The tax matters person appointed pursuant to
Section 3.17.

         "Termination Price": As defined in Section 9.01.

         "Terminator": As defined in Section 9.01.

         "Thirty-Day Plus Delinquency Percentage": With respect to any Distribution Date, the percentage equivalent of the fraction, the numerator of which is the aggregate Principal Balance of the Contracts that are 30 or more days delinquent in the payment of principal or interest for the relevant Distribution Date and the denominator of which is the Pool Principal Balance for such Distribution Dates.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trigger Delinquency Percentage": With respect to any Distribution Date commencing with the September 2002 Distribution Date, the arithmetic average of the Sixty-Day Plus Delinquency Percentages for such Distribution Date and the two preceding Distribution Dates.

         "Trigger Event": With respect to (i) any Distribution Date, the Trigger Delinquency Percentage is greater than 8.00%, (ii)(A) any Distribution Date from and including the Distribution Date in April 2006 to and including the Distribution Date in March 2007, the Cumulative Realized Loss Percentage for such Distribution Date is greater than 10.00%, (B) any Distribution Date from and including the Distribution Date in April 2007 to and including the Distribution Date in March 2008, the Cumulative Realized Loss Percentage for such Distribution Date is greater than 11.00%, (C) any Distribution Date from and including the Distribution Date in April 2008 to and including the Distribution Date in March 2009, the Cumulative Realized Loss Percentage for such Distribution Date is greater than 12.00%, and (D) any Distribution Date thereafter, the Cumulative Realized Loss Percentage for such Distribution Date is greater than 13.00% or (iii) any Distribution Date, the Twelve-Month Realized Loss Ratio is greater than 4.50%.

         "Trust": The Trust created hereunder.

         "Trustee": Wells Fargo Bank Minnesota, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trust Fund": All of the assets of the Trust created hereunder consisting of REMIC 1, REMIC 2, REMIC 3 and any Net WAC Carryover Amounts paid to an outside reserve fund, as described in the Preliminary Statement.

         "Twelve-Month Realized Loss Ratio": As to any Distribution Date beginning with the May 2003 Distribution Date, the percentage equivalent of the fraction, the numerator of which is the arithmetic average of the Aggregate Net Liquidation Losses for the twelve preceding Due Periods related to such Distribution Date and the denominator of which is the arithmetic average of the Pool Principal Balance for such Distribution Date and the preceding eleven Distribution Dates, the result of which is multiplied by twelve.

         "UCC": The Uniform Commercial Code, as in effect in the relevant jurisdiction.

         "Uncertificated IO Interest": As set forth in the Preliminary
Statement.

         "Uncertificated Principal Balance": With respect to each REMIC 1 Regular Interest and REMIC 2 Regular Interest, the amount of such REMIC 1 Regular Interest or REMIC 2 Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest and REMIC 2 Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest and REMIC 2 Regular Interest on such Distribution Date pursuant to the Preliminary Statement, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in the Preliminary Statement, and the Uncertificated Principal Balance of REMIC 2 Regular Interest 2-Accrual Interest shall be increased by interest deferrals as provided in Section the Preliminary Statement. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

         "Underwriter's Exemption": Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

         "United States Person": A citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Residual Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions. The term "U.S. Person" refers to a United States Person.

         "Unpaid Interest Shortfall Amount": With respect to the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates and
(i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (A) the sum of (1) the Monthly Interest Distributable Amount for such Class of Offered Certificates for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall

Amount, if any, for such Class of Offered Certificates for such preceding Distribution Date exceeds (B) the aggregate amount distributed on such Class of Certificates in respect of interest pursuant to clause (A) above on such preceding Distribution Date, plus interest on the amount of the interest due but not paid on such Class of Certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times the Class A Certificates and the Mezzanine Certificates shall have 96% of the Voting Rights (allocated among the Holders of the Class A Certificates and the Mezzanine Certificates, in proportion to the then outstanding Certificate Principal Balances of their respective Certificates); the Class A-IO Certificates shall have 1% of the Voting Rights; the Class C Certificates shall have 1% of the Voting Rights; the Class HL Certificates shall have 1% of the Voting Rights; and the Class R Certificates shall have 1% of the Voting Rights. The Voting Rights allocated to any Class of Certificates (other than the Class C Certificates, the Class HL Certificates and the Class R Certificates) shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance (or Notional Amount) of such Certificates and the Voting Rights allocated to the Class C Certificates, the Class HL Certificates and the Class R Certificates shall be allocated among all Holders of each such Class in proportion to such Holders' respective Percentage Interest; provided, however, that, with respect to the Class R Certificates when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Class R Certificates in accordance with such Holders' respective Percentage Interests in the Certificates of such Class.

         "Yield Maintenance Agreement": Collectively, (i) the ISDA Master Agreement, schedule, credit support annex and confirmation thereto, dated as of March 28, 2002, reference number: FXNEC4763, among the LIBOR Cap Counterparty and the Trustee, on behalf of the Trust, (ii) the ISDA Master Agreement, schedule, credit support annex and confirmation thereto, dated as of March 28, 2002, reference number: FXNEC4756, among the LIBOR Cap Counterparty and the Trustee, on behalf of the Trust and (iii) the ISDA Master Agreement, schedule, credit support annex and confirmation thereto, dated as of March 28, 2002, reference number: FXNEC4766 among the LIBOR Cap Counterparty and the Trustee on behalf of the Trust.

         "Yield Maintenance Agreement Fee": The fee payable to the LIBOR Cap Counterparty on each of the first 36 Distribution Dates equal to the product of (a) 1/12, (b) 5.00%, subject to the Net WAC Cap Rate and (c) the lesser of
(i) $94,180,076 and (ii) the Pool Principal Balance as of the first day of the related Due Period.

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

        SECTION 2.01. Conveyance of the Contracts.

         (a) The Depositor, concurrently with the execution and delivery hereof does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse, in trust for the benefit of the Certificateholders and the Certificate Insurer, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, whether now owned or hereafter acquired in, to and under (i) the Contracts listed on the Contract Schedule, as amended from time to time (including the security interests created thereby), including all principal of and interest due on or with respect to such Contracts on or after the Cut-off Date (excluding interest accrued on such Contracts before the Cut-off Date and Obligatory Advances made by the Servicer prior to the Cut-off Date and remaining unreimbursed); (ii) all of the rights under all Hazard Insurance Policies relating to the Manufactured Homes securing such Contracts for the benefit of the creditors under such Contracts; (iii) all documents contained in the Servicing Files, the Contract Files and in the Land Home Contract Files with respect to the related Contracts; (iv) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, and investment property, consisting of, arising from, or relating to any of the foregoing;
(v) all rights of the Depositor under the Sale and Servicing Agreement, including without limitation, all indemnities and the representations and warranties of the Originator with respect to the Contracts and the related remedies for breach thereof; (vi) all rights of the Depositor under the Contract Purchase Agreement, including without limitation, all indemnities and the representations and warranties of the Seller with respect to the Contracts and the related remedies for breach thereof; (vii) all rights of the Depositor under the Yield Maintenance Agreement; and (viii) all proceeds of any of the foregoing. Such assignment includes all interest and principal due after the Cut-off Date with respect to the Contracts.

         The ownership of each Contract and the contents of the related Contract File or Land Home Contract File, as applicable, and Servicing File are vested in the Trustee. The Depositor hereby disclaims any and all right, title and other ownership interest in and to the Contracts (including the security interests created thereby). The contents of each Contract File and, except as provided in Section 3.16(e) and/or 3.16(f)), the contents of each Land Home Contract File, as applicable, and Servicing File are and shall be held by the Custodian, for the benefit of the Trustee as the owner thereof (it being understood that the Servicer's possession of the contents of each Contract File and Servicing File so retained is for the sole purpose of servicing the related Contract, and such retention and possession by the Servicer is in a custodial capacity only). Neither the Depositor nor the Servicer shall take any action inconsistent with the Trustee's ownership of the Contracts, and the Depositor and the Servicer shall promptly indicate to all inquiring parties that the Contracts have been sold, transferred, assigned, set over and conveyed to the Trustee and shall not claim any ownership interest in the Contracts.

         (b) Although the parties intend that the conveyance of the Depositor's right, title and interest in and to the Contracts pursuant to this Agreement shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be a loan, the parties intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The parties also intend and agree that the Depositor shall be deemed to have granted to the Trustee, and Depositor does hereby grant to the Trustee, to secure payment of the Certificates according to their terms and the performance of all of the Depositor's obligations hereunder, a perfected first-priority security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to (i) the Contracts listed on the Contract Schedule, as amended from time to time (including the security interests created thereby), including all principal of and interest due on or with respect to such Contracts on or after the Cut-off Date (excluding interest accrued on such Contracts before the Cut-off Date and Obligatory Advances made by the Servicer prior to the Cut-off Date and remaining unreimbursed); (ii) all of the rights under all Hazard Insurance Policies relating to the Manufactured Homes securing such Contracts for the benefit of the creditors under such Contracts; (iii) all documents contained in the Servicing Files, the Contract Files and in the Land Home Contract Files with respect to the related Contracts; (iv) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, and investment property, consisting of, arising from, or relating to any of the foregoing; (v) all rights of the Depositor under the Sale and Servicing Agreement, including without limitation, all indemnities and the representations and warranties of the Originator with respect to the Contracts and the related remedies for breach thereof; (vi) all rights of the Depositor under the Contract Purchase Agreement, including without limitation, all indemnities and the representations and warranties of the Seller with respect to the Contracts and the related remedies for breach thereof; (vii) all rights of the Depositor under the Yield Maintenance Agreement; and (viii) all proceeds of any of the foregoing. The parties intend and agree that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificates, the security interests created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person. The Trustee shall have all of the rights and remedies of a secured party under the UCC as in force in the relevant jurisdiction.

         SECTION 2.02. Filing and Assignment.

         (a) On or prior to the Closing Date, the Depositor shall cause to be filed in the office of the Secretary of State of Delaware a UCC-1 financing statement describing the related Contracts as collateral and naming the Depositor as debtor and the Trustee as secured party.

         From time to time, each of the Depositor and the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' and the Certificate Insurer's interests in the Contracts and their proceeds and the Manufactured Homes and the Mortgaged Properties against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title; provided, however, that GreenPoint, so long as it is the Custodian, shall not be required to cause notations to be made on any document of title relating to any Manufactured Home or to execute any transfer instrument relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Depositor as the lienholder or legal title holder) or, except as provided in
Section 3.22, to file documents in real property records with respect to a Manufactured Home or related Contract, absent actual knowledge that such Manufactured Home that does not secure a Land Home Contract has become real property under applicable state law; and further provided, that the Depositor shall not have any obligation pursuant to this sentence with respect to any failure to maintain a first-priority perfected security interest which results from a breach of any representation or warranty in
Section 2.05 of the Sale and Servicing Agreement as to the Trustee's security interest in a Manufactured Home, except to enforce the Originator's obligations in respect thereof in Section 2.03 of the Sale and Servicing Agreement. The Trustee and the Depositor agree to take whatever action is necessary to enable the Servicer to fulfill its obligations as set forth in this Section 2.02(a).

         (b) Each of the Servicer and the Depositor agrees to pay all reasonable costs and disbursements in connection with its respective duties specified in this Section 2.02.

         SECTION 2.03. Acceptance by Trustee.

         (a) The Trustee hereby acknowledges conveyance of the Contracts to the Trustee and declares that the Trustee, directly or through a custodian (which shall be the Servicer pursuant to Section 3.16, except as provided in Section 3.16(f)), holds and will hold such Contract Files in trust for the use and benefit of all present and future Certificateholders and the Certificate Insurer. The Trustee hereby certifies (without any independent investigation) that it has no notice or knowledge of (i) any adverse claim, lien or encumbrance with respect to any Contract, (ii) any Contract being overdue or dishonored, (iii) any evidence on the face of any Contract of any security interest therein adverse to the Trustee's interest, or (iv) any defense against or claim against any Contract by the Obligor or by any other party. Nothing in this Agreement shall be construed to constitute acceptance by the Trustee of any liability or obligation of the Originator, whether on any Contract, to any Obligor, or otherwise.

         (b) The Trustee hereby acknowledges delivery of the Policy and the Yield Maintenance Agreement to the Trustee and declares that the Trustee holds and will hold the rights to payments under the Yield Maintenance Agreement in trust for the use and benefit of all present and future Certificateholders and the Certificate Insurer.

         SECTION 2.04. Indemnities, Representations and Warranties of the Originator and the Seller.

         In the Sale and Servicing Agreement, the Originator has made representations and warranties regarding the Contracts and itself to the Seller, and provided the Seller with indemnities. In the Contract Purchase Agreement, the Seller has assigned its rights under the Sale and Servicing Agreement, including such indemnities and representations and warranties of the Originator and the remedies related thereto, to the Depositor. Pursuant to
Section 2.01, the Depositor has further assigned all such rights to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer pursuant to this Agreement, with the result that the Trustee may directly enforce the rights of the Seller under the Sale and Servicing Agreement against the Originator to repurchase or substitute Contracts or to provide indemnity in accordance with the Sale and Servicing Agreement. Notwithstanding the foregoing, the parties hereto acknowledge and agree that, to the extent that the Seller has repurchased any contracts or indemnified the Trustee or the Trust (thereby satisfying in full the Seller's obligations with respect thereto) in connection with any breach by the Seller of a representation and warranty described in the following paragraph, if the subject of such breach also constitutes a breach of a representation and warranty made by the Originator as described in this paragraph, then the Seller shall have the right, and the parties hereto hereby grant the Seller the right, to directly enforce, for its own benefit, the Originator's repurchase and indemnity obligations under the Sale and Servicing Agreement.

         In the Contract Purchase Agreement, the Seller has made representations and warranties regarding the Contracts and itself to the Depositor, and provided the Depositor with indemnities. Pursuant to Section 2.01, the Depositor has assigned its rights under the Contract Purchase Agreement, including such indemnities and representations and warranties of the Seller and the remedies related thereto, to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer pursuant to this Agreement, with the result that the Trustee may directly enforce the rights of the Depositor under the Contract Purchase Agreement against the Seller.

         SECTION 2.05. Representations and Warranties of the Depositor.

         (a) The Depositor hereby represents and warrants to the parties hereto, for the benefit of the Certificateholders and the Certificate Insurer, that as of the Closing Date, or as of such other date specifically provided herein, that:

               (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

               (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust Fund of each Contract on the Closing Date, the Depositor had good and marketable title to each Contract (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

               (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Contracts to the Trustee on behalf of the Trust Fund;

               (iv) The Depositor has not transferred the Contracts on the Closing Date to the Trustee on behalf of the Trust Fund with any intent to hinder, delay or defraud any of its creditors;

               (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of

               Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

               (vi) The Depositor is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

               (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement and as would not have a material adverse effect on the validity of this Agreement or the Certificates);

               (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance or validity of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as
               (a) may be required under State securities or Blue Sky laws,
               (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement;

               (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement;

               (x) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Contracts in favor of the Trust, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from Depositor;

               (xi) The Depositor has taken all steps necessary to perfect its security interest against the Seller in the property securing the Contracts;

               (xii) The Contracts, other than the Land Home Contracts, constitute "tangible chattel paper" within the meaning of the applicable UCC;

               (xiii) The Depositor owns and has good and marketable title to the Contracts free and clear of any lien, claim or encumbrance of any Person;

               (xiv) The Depositor has caused or will have caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Contracts granted to the Trust hereunder;

               (xv) The Depositor has received a written acknowledgment from Custodian that Custodian is holding the Contracts, other than the portion of the Land Home Contracts being held by the Trustee (or a custodian designated by it) solely on behalf and for the benefit of the Trust; and

               (xvi) Other then the security interest granted to the Trust pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Contracts. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the

               Contracts other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

               All financing statements filed or to be filed against the Depositor in favor of the Trust in connection herewith describing the Contracts contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

         (b) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the Contract Files to the Trustee and shall inure to the benefit of the parties hereto, the Trustee, the Certificateholders and the Certificate Insurer notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Servicer, the Trustee or the Certificate Insurer of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Contract or the interests therein of the Certificateholders or the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties and to the Certificate Insurer, and in no event later than two Business Days from the date of such discovery. As promptly as practicable following the earlier of the discovery by the Depositor or receipt of notice by the Depositor of such breach, the Depositor shall cure such breach in all material respects. Unless such breach shall not be susceptible of cure within 90 days, the obligation of the Depositor set forth in the immediately preceding sentence to cure breaches shall constitute the sole remedy against the Depositor available to the Certificateholders, the Servicer and the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

         SECTION 2.06. Representations, Warranties and Covenants of the
Servicer.

         The Servicer hereby represents, warrants and covenants to the parties hereto, for the benefit of the Certificateholders and the Certificate Insurer, that as of the Closing Date, or as of such date specifically provided herein, that:

               (i) Organization and Good Standing. The Servicer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Servicer has the power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which its type of organization and the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on its business, properties, assets, or condition (financial or other).

               (ii) Authorization; Binding Obligations. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

               (iii) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or in connection with the transaction of its business, except such as have been obtained or where the failure to obtain any such consent, license, approval or authorization, or to make any registration or declaration does not materially adversely affect the Trust Fund or the interests of the Certificateholders therein.

               (iv) No Violations. The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or the certificate of formation or limited liability company agreement of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer is bound except where such violation or breach does not materially adversely affect the Trust Fund or the interests of the Certificateholders or the Certificate Insurer therein.

               (v) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or, to the knowledge of the Servicer, threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the transactions contemplated by this Agreement.

               (vi) Stamping of Contracts. Within 90 days of the Closing Date, each original Contract will have been stamped with the following legend: "This Contract has been assigned to Wells Fargo Bank Minnesota, National Association, as Trustee under the

               Pooling Agreement dated as of March 1, 2002, relating to Madison Avenue Manufactured Housing Contract Trust 2002-A, or any successor Trustee thereunder."

         Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in this Section 2.06 which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Contract, the Servicer shall cure such breach in all material respects.

         SECTION 2.07. Covenants of the Servicer.

         The Servicer hereby covenants to the Depositor and the Trustee that no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any Affiliate of the Depositor or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.

         SECTION 2.08. Issuance of the Certificates.

         The Trustee acknowledges the assignment to it of the Contracts, subject to the provisions of Section 2.01 and Section 2.03, together with the assignment to it of all other assets included in the Trust Fund, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery on the Closing Date and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund. The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all ownership interests evidenced or constituted by the Certificates, shall be as set forth in this Agreement.

         SECTION 2.09. Conveyance of REMIC 1 Regular Interests, REMIC 2 Regular Interests and REMIC 3 Regular Interests.

         Each of the REMIC 1 Regular Interests, REMIC 2 Regular Interests and REMIC 3 Regular Interests are hereby conveyed and accepted in the manner more particularly described in the Preliminary Statement.

         SECTION 2.10. Covenants of the Originator, the Depositor, Trustee and Servicer.

         Upon discovery by any of the Originator, the Servicer, the Depositor, the Trustee or the Certificate Insurer of a breach of any of the representations, warranties and covenants set forth in Section 2.05 of the Sale and Servicing Agreement or Section 2(b) of the Contract Purchase Agreement which materially and adversely affects the value of the Contracts or the interests of the Certificateholders or the Certificate Insurer in the Contracts (or which materially and adversely affects the value of or the interest of the Certificateholders or the Certificate Insurer in the related Contract in the case of a representation, warranty or covenant set forth in

Section 2.05 of the Sale and Servicing Agreement or Section 2(b) of the Contract Purchase Agreement and relating to a particular Contract), the party discovering such breach shall give prompt written notice to the other parties. The parties acknowledge that the Trustee shall cause the Originator, in the case of a breach of a representation and warranty contained in Section 2.05 of the Sale and Servicing Agreement, and shall cause the Seller, in the case of a breach of a representation and warranty contained in Section 2(b) of the Contract Purchase Agreement, to cure such breach or repurchase or substitute for any affected Contract or to indemnify the affected party in accordance with Section 2.06 of the Sale and Servicing Agreement and Section 2(c) of the Contract Purchase Agreement, as applicable. Notwithstanding the foregoing, to the extent that the Trustee recovers any amounts from the Originator in respect of a breach of any of its representations and warranties as described above, if the subject of such breach also constitutes a breach of any representation and warranty made by the Seller as described above, the Trustee shall only be entitled to collect from the Seller the amount, if any, by which the Seller's repurchase and indemnity obligation exceeds the amount received by the Trustee from the Originator in respect thereof.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF THE CONTRACTS

         SECTION 3.01. Responsibility for Contract Administration and
Servicing.

         GreenPoint hereby agrees to act as Servicer under this Agreement. The Certificateholders by their acceptance of the Certificates consent to GreenPoint acting as Servicer. The Servicer shall service and administer the Contracts and, subject to the terms of this Agreement, shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Subject to
Section 3.02, without limiting the generality of the foregoing, the Servicer hereby is authorized and empowered, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trust Fund or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Contracts, with respect to the Manufactured Homes and with respect to the Mortgaged Property. The Trustee shall execute any powers of attorney prepared by the Servicer and delivered to the Trustee and other documents necessary or appropriate to enable the Servicer to service and administer the Contracts. The relationship of the Servicer (and of any successor to the Servicer as Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent of the Trustee.

         SECTION 3.02. Standard of Care.

         In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will, consistent with the terms of this Agreement and applicable laws, rules and regulations, act with reasonable care, using that degree of skill and care that it exercises with respect to similar manufactured housing contracts owned and/or serviced by it, but in no event using a degree of skill and care that is lower than that used generally in the servicing industry for such manufactured housing contracts; provided, however, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract except if default or foreclosure on such Contract has occurred or in the reasonable judgment of the Servicer is imminent and such waiver or release is in the best interest of the Trust, in the reasonable judgement of the Servicer. Notwithstanding anything to the contrary contained in this Agreement, no provision of this Agreement shall be construed so as to require the Servicer to take any action or fail to take any action in respect of a Contract which action or failure violates applicable law.

         SECTION 3.03. Records.

         The Servicer, during the period it is Servicer hereunder, shall maintain such books of account and other records as will enable the Trustee (if the Trustee so elects in its discretion) to determine the status of each Contract. Without limiting the generality of the preceding sentence, the Servicer shall keep such records in respect of Liquidation Expenses as will enable the Trustee (if the Trustee so elects in its discretion) to determine that the correct amount of Net

Liquidation Proceeds in respect of a Liquidated Contract has been deposited in the Certificate Account.

         SECTION 3.04. Inspection.

         (a) At all times during the term hereof, the Servicer shall afford the Trustee, the Depositor and each of their authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee, the Depositor or any of their authorized agents. The examination referred to in this Section 3.04 will be conducted in a manner which does not interfere unreasonably with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination which the Trustee or the Depositor may make, the Trustee, the Depositor or their authorized agents, using generally accepted audit procedures, may in their discretion verify the status of each Contract and review the records relating thereto for conformity to Monthly Reports prepared pursuant to Section 4.03 and compliance with the standards represented to exist as to each Contract in this Agreement. The Servicer shall not be liable for any cost or expense, other than its reasonable overhead costs and expenses, incurred in connection with the examination referred to in this
Section 3.04.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the Contract Schedule at its principal executive office for inspection by Certificate Owners.

         SECTION 3.05. Establishment of and Deposits in Certificate Account.

         On or before the Closing Date, the Trustee shall have established, and thereafter shall maintain, the Certificate Account, which shall be an Eligible Account, in the form of a segregated trust account titled "Madison Avenue Manufactured Housing Contract Trust, Manufactured Housing Asset-Backed Certificates, Series 2002-A, Certificate Account in trust for the Trustee as trustee for the benefit of the Certificateholders and the Certificate Insurer". As of the Closing Date, the Certificate Account shall be a segregated trust account established at Wells Fargo Bank Minnesota, National Association and shall be invested in an Eligible Investment selected by the Trustee for the three Business Days immediately preceding each Distribution Date, and may be invested in an Eligible Investment selected by the Depositor, with the consent of the Certificate Insurer, for the balance of the related period. Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that, if such Eligible Investment is managed or advised by the institution that maintains the Certificate Account or an Affiliate, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than such Distribution Date), and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, as trustee for the benefit of the Certificateholders. Without limiting the generality of the foregoing, the Trustee shall select the investments of the Certificate Account from among the investments specified in clauses (a) and (b) of the definition of "Eligible Investments." The Trustee shall select such Eligible Investments, which shall mature as provided above, in such manner as to achieve the following objectives in the order stated: (1) preservation of principal values; and (2) maximization of income.

         The Trustee shall be entitled to all investment earnings on funds on deposit in the Certificate Account for the three Business Days immediately preceding each Distribution Date and the Trust Fund shall be entitled to the balance of the investment earnings on funds on deposit in the Certificate Account; provided, however, that the Trustee will be required to deposit into the Certificate Account immediately upon realization the amount of any loss of principal incurred in respect of any such Eligible Investments during the three Business Days immediately preceding the applicable Distribution Date and the Trust Fund will be required to absorb the amount of any loss of principal incurred in respect of any such Eligible Investments for the balance of the related period.

         The Servicer shall deposit in the Certificate Account as promptly as practicable (but not later than the Close of Business of the second Business
Day) following receipt thereof:

          (1) All amounts received from Obligors with respect to principal of and interest on the Contracts (including Excess Contract Payments relating to the Contracts).

          (2)  All Net Liquidation Proceeds relating to the Contracts.

          (3)  All amounts required to be paid by the Originator pursuant to
               Section 2.03 of the Sale and Servicing Agreement relating to the Contracts.

          (4) All Monthly Advances pursuant to Section 3.24 relating to the Contracts.

          (5)  Any proceeds of Hazard Insurance Policies pursuant to Section
               3.11 and any amounts in respect of indemnification to the Trust Fund pursuant to Section 6.03.

          (6) All amounts required to be withdrawn from an REO Account and deposited (in the Certificate Account in accordance with Section 3.17) relating to the Contracts.

          (7)  All Deficiency Amounts relating to the Contracts.

          (8) All amounts received in respect of the Termination Price pursuant to Section 9.01.

          (9) The Trustee shall deposit in the Certificate Account any amounts received from the LIBOR Cap Counterparty pursuant to the Yield Maintenance Agreement.

         Notwithstanding the foregoing, the Servicer shall be permitted to retain all amounts in respect of interest accrued on any Contract prior to the Cut-off Date and Obligatory Advances made by the Servicer prior to the Cut-off Date and remaining unreimbursed, to the extent that such amounts result from
(x) payments on such Contract made by the related Obligor or (y) Liquidation proceeds from such Contract.

         The Trustee shall deposit in the Insurance Account, all Insured Payments paid by the Certificate Insurer in accordance with the terms of
Section 4.07.

         SECTION 3.06. Payment of Taxes.

         If the Servicer becomes aware of the nonpayment by an Obligor of a real or personal property tax or other tax or charge which may result in a lien upon a Manufactured Home or Mortgaged Property prior to, or equal to or coordinate with, the lien of the related Contract, the Servicer, consistent with Section 3.02, shall take action, including the advancing, but only to the extent that the Servicer deems, in its sole judgement, such advance recoverable, of such taxes or charges to avoid the attachment of any such lien. If the Servicer shall have paid any such real or personal property tax or other tax or charge directly on behalf of an Obligor, the Servicer may separately add such amount to the Obligor's obligation as provided by the Contract, but, for the purposes of this Agreement, may not add such amount to the remaining principal balance of the Contract. If the Servicer shall have repossessed a Manufactured Home or Mortgaged Property on behalf of the Certificateholders and the Certificate Insurer and the Trustee, the Servicer shall advance, but only to the extent that the Servicer, in its sole judgment, deems such advance recoverable, the amount of any such tax or charge arising during the time such Manufactured Home is in the Servicer's possession or title to the Mortgaged Property is in the name of the Servicer (or any Person acting on behalf of the Servicer), unless the Servicer is contesting in good faith such tax or charge or the validity of the claimed lien on such Manufactured Home or Mortgaged Property. If the Obligor does not reimburse the Servicer for payment of such taxes or charges pursuant to this Section 3.06 and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such taxes or charges out of the related Liquidation Proceeds. If Liquidation Proceeds are insufficient to reimburse the Servicer for any such premiums, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

         SECTION 3.07. Enforcement.

         (a) The Servicer, consistent with Section 3.02, shall act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts.

         (b) The Servicer shall sue to enforce or collect upon Contracts and, where permitted by applicable law, may, in its sole judgment, sue to collect any Deficiency at its own expense, in its own name, if possible, or as agent for the Trustee in its own name, if possible, or as agent for the Trust Fund. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders. If there has been a recovery of attorneys' fees in favor of the Servicer or the Trust Fund in an action involving the enforcement of a Contract, the Servicer shall be reimbursed out of such recovery for its out-of-pocket attorney's fees and expenses incurred in such enforcement action.

         (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with Section
3.02. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home and, if applicable, the Mortgaged Property, to the Person against whom recourse exists at the price set forth in the document creating the recourse.

         (d) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that is required because of an overpayment in connection with the partial prepayment or prepayment in full of the Contract or otherwise. The Servicer may rescind, cancel or make material modifications of the terms of any Contract (including modifying the amounts and due dates of scheduled monthly payments provided that no extension may extend more than the date which is one year after the final Scheduled Payment date of the Contract with the latest maturity as of the Cut-off Date); provided that, unless required by applicable law or to bring Contracts into conformity with the representations and warranties contained in the Sale and Servicing Agreement, the Servicer will not permit any rescission or cancellation of any Contract or any material modification of a Contract other than in connection with a default or an imminent default on such Contract unless the Servicer obtains and delivers to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such modification will not cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of taxes on the Trust Fund under the REMIC Provisions. Notwithstanding the foregoing, the Servicer may, without an Opinion of Counsel, make a one-time modification to the Contract Rate with respect to any Contract by an amount equal to the lesser of (i) 5% of such Contract Rate and
(ii) 0.50% provided, however, that the aggregate Principal Balance of the Contracts so modified shall in no event exceed 10% of the Cut-off Date Pool Principal Balance.

         SECTION 3.08. Transfer of Certificate Account.

         The Trustee may transfer the Certificate Account to a different depository institution from time to time, so long as such Certificate Account remains an Eligible Account. The Trustee shall give notice of any transfer of a Certificate Account to the Certificate Insurer and to each Rating Agency prior to such transfer.

         SECTION 3.09. Maintenance of Hazard Insurance Policies.

         (a) Except as otherwise provided in subsection (b) of this Section 3.09, the Servicer shall cause to be maintained with respect to each Contract one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance of the related Contract, whichever is less; provided that such Hazard Insurance Policies may provide for customary deductible amounts, and further provided that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein. If a Manufactured Home is located within a federally designated special flood hazard area, the Servicer shall, to the extent required by applicable law or regulation, also cause flood insurance to be maintained, which coverage shall be at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall advance such premiums out of its own funds (but only to the extent that it deems, in its sole judgment, that such advances are recoverable), and may add separately such premium to the Obligor's obligation as provided by the Contract, but may not add such premium to the remaining principal balance of the Contract for purposes of this Agreement. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds.

         (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 3.09, and shall, to the extent that the related Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses as provided in subsection (a) of this
Section 3.09 resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be substantially in the form that is the industry standard for blanket insurance policies issued to cover Manufactured Homes and in the amount sufficient to cover all losses on the Contracts. The Servicer shall pay, out of its own funds, the premium for such policy on the basis described therein and shall deposit in the applicable Certificate Account, on the Business Day next preceding the Determination Date following the Due Period in which the insurance proceeds from claims in respect of any Contracts under such blanket policy are or should have been received, the deductible amount with respect to such claims. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section 3.09.

         (c) If the Servicer shall have repossessed a Manufactured Home on behalf of the Trustee, the Servicer shall either (i) maintain at its expense, but only to the extent that it deems, in its sole judgment, such expense recoverable, a Hazard Insurance Policy with respect to such Manufactured Home, or (ii) indemnify, to the extent that the Servicer should have maintained such Hazard Insurance Policy pursuant to subclause (i) of this clause (c), the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition that would have been covered by such Hazard Insurance Policy.

         (d) Any cost incurred by the Servicer in maintaining any of the foregoing insurance, for the purpose of calculating monthly distributions to Certificateholders, shall not be added to the amount owing under the Contract, notwithstanding that the terms of the Contract so permit. Except as provided in the final sentence of this paragraph, the Servicer shall not be entitled to reimbursement from the Depositor, the Trustee or the Certificateholders for such costs. Such costs (other than the cost of the blanket policy) shall only be recovered out of later payments by the Obligor for such premiums or, if the related Contract is liquidated after a default, out of the related Liquidation Proceeds. If Liquidation Proceeds are insufficient to reimburse the Servicer for any such premiums, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

         SECTION 3.10. Fidelity Bond and Errors and Omissions Insurance.

         The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies acceptable to FNMA and FHLMC, on all officers, employees or other persons acting in any capacity with regard to the Contracts to handle funds, money, documents and papers relating to the Contracts. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. No provision of this Section
3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be in an amount as is customary for servicers that service a portfolio of manufactured housing installment sales contracts of $100 million or more and that are generally acceptable as servicers to institutional investors. On or before April 1 of every year, beginning with April 2003, the Servicer shall cause to be delivered to the Trustee a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trustee and the Certificate Insurer.

         SECTION 3.11. Collections under Hazard Insurance Policies, Consent to Transfers of Manufactured Homes, Assumption Agreements.

         (a) In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Certificate Insurer, claims to the insurer under any Hazard Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Hazard Insurance Policies or any blanket policies obtained pursuant to Section 3.09(b) (except that the Servicer shall not be required to make any advances that the Servicer believes, in its sole judgment, would become a nonrecoverable advance). Any amounts collected by the Servicer under any such Hazard Insurance Policies shall be deposited in the Certificate Account pursuant to Section 3.05, except to the extent they are applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

         (b) In connection with any transfer of ownership of a Manufactured Home and, if applicable, the related Mortgaged Property, by an Obligor to a Person, the Servicer shall consent to any such transfer and permit the assumption by such Person of the Contract related to such Manufactured Home, provided that (i) such Person, in the judgment of the Servicer, meets the Servicer's underwriting standards then in effect, (ii) such Person enters into an assumption agreement, (iii) the Servicer determines that permitting such assumption by such Person will not materially increase the risk of nonpayment of such Contract and (iv) such action will not adversely affect or jeopardize any coverage under any insurance policy required by this Agreement. In the event the Servicer determines that the conditions of the proviso of the preceding sentence have not been fulfilled, then the Servicer shall withhold its consent to any such transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by this Agreement. In connection with any such assumption, the rate of interest borne by, and all other material terms of, the related Contract shall not be changed.

         (c) In any case in which a Manufactured Home or Mortgaged Property is to be conveyed to a Person by an Obligor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Contract in accordance with Section 3.11(b) or Section 3.07(d), upon the closing of such conveyance, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Contract to be deposited with the Contract File or the Land Home Contract File, as applicable, for such Contract. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement with respect to such Contract will be retained by the Servicer as additional servicing compensation.

         SECTION 3.12. Realization upon Defaulted Contracts.

         Subject to applicable law, the Servicer shall repossess, foreclose upon or otherwise comparably convert the ownership of Manufactured Homes and Mortgaged Property securing all Contracts that come into default and which the Servicer believes in its good faith business judgment will not be brought current. Subject to Section 3.17, the Servicer shall manage, conserve and protect such Manufactured Homes and Mortgaged Property for the purposes of their prompt disposition and sale, and shall dispose of such Manufactured Homes and Mortgaged Property on such terms and conditions as it deems in the best interests of the Certificateholders. If the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Trust Fund or the Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. For purposes of the preceding sentence, the Servicer shall not be deemed to have actual knowledge that a Mortgaged Property is affected by hazardous waste unless it shall have received written notice that hazardous waste is present on such property and such written notice has been made a part of the Land Home Contract File with respect to the related Contract. In connection with such activities, the Servicer shall follow such practices and procedures as are consistent with
Section 3.02.

         SECTION 3.13. Costs and Expenses.

         Except as otherwise expressly provided herein, all costs and expenses incurred by the Servicer in carrying out its duties under this Agreement, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes and Mortgaged Property securing such Contracts), shall be paid by the Servicer, and the Servicer shall not be entitled to reimbursement hereunder, except to the extent such reimbursement is specifically provided for in this Agreement. Notwithstanding the foregoing, the Servicer shall be reimbursed for Liquidation Expenses incurred by it, including, but not limited to: (i) costs of refurbishing and securing Manufactured Homes in foreclosure;
(ii) transportation expenses incurred in moving the Manufactured Homes; (iii) reasonable legal fees and expenses of outside counsel; and (iv) sales commissions paid to Persons that are not Affiliates of the Servicer. The Servicer shall not incur any Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds from such Manufactured Home and Mortgaged Property and that the Servicer will be reimbursed for such Liquidation Expenses. If

Liquidation Proceeds are insufficient to reimburse the Servicer for any such Liquidation Expenses, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

         SECTION 3.14. Trustee to Cooperate.

         (a) Upon payment in full of any Contract, the Servicer will notify the Trustee on the next Distribution Date by a certificate of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.05 have been deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Manufactured Home. The Servicer shall determine when a Contract has been paid in full. To the extent insufficient payments are received on a Contract mistakenly determined by the Servicer to be prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds by deposit into the Certificate Account.

         (b) From time to time as appropriate for servicing and foreclosure in connection with any Land Home Contract, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of one copy of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit E (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), cause the original Land Home Contract and the related Land Home Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. To the extent not already completed by the Servicer, the Trustee shall stamp the face of each such Land Home Contract to be released to the Servicer with a notation that the Land Home Contract has been assigned to the Trustee.

         (c) The Servicer's receipt of a Land Home Contract and/or Land Home Contract File shall obligate the Servicer to return the original Land Home Contract and the related Land Home Contract File to the Trustee, or any person acting on behalf of the Trustee, when its need by the Servicer has ceased unless the Contract shall be paid in full, liquidated, repurchased or replaced as described in Section 2.03 of the Sale and Servicing Agreement.

         (d) Upon request of a Servicing Officer, the Trustee shall, at the expense of the Servicer, perform such acts as are reasonably requested by the Servicer (including the execution of documents) and otherwise cooperate with the Servicer in the enforcement of rights and remedies with respect to Contracts.

         SECTION 3.15. Servicing and Other Compensation.

         (a) The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the Monthly Servicing Fee and Repossession Profits pursuant to Section 3.25.

         (b) Additional servicing compensation in the form of Servicer Deficiency Amounts, Late Payment Fees or Extension Fees and any transfer of equity or assumption fees shall be retained by the Servicer. The Servicer shall not be reimbursed for its costs and expenses in servicing the Contracts except as otherwise expressly provided herein.

         (c) No transfer, sale, pledge or other disposition of the Servicer's right to receive all or any portion of the Monthly Servicing Fee shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to a successor Servicer in connection with the assumption by such successor Servicer of the duties hereunder pursuant to Section 6.06 and all (and not a portion) of the Monthly Servicing Fee is transferred to such successor Servicer.

         SECTION 3.16. Custody of Contracts.

         (a) Subject to the terms and conditions of this Section 3.16, the Servicer agrees to act as custodian of the Contract Files (other than the Land Home Contract Files) for the benefit of the Trustee, the Certificateholders, the Certificate Insurer and the Trust Fund. The Certificateholders by their acceptance of the Certificates, consent to the Servicer acting as custodian, and the Servicer agrees to maintain the Contract Files (other than the Land Home Contract Files) as custodian therefor.

         (b) The Servicer agrees to maintain the related Contract Files (other than the Land Home Contract Files) at its offices where they are presently maintained, or at such other offices of the Servicer in the State of California as shall from time to time be identified to the Trustee by ten days' prior written notice. The Servicer hereby certifies to the Trustee that the Servicer holds from and following the Closing Date the Contract Files (other than the portion of the Land Home Contract Files held by the Trustee) as Custodian on behalf of the Trustee, the Certificate Insurer and the Certificateholders hereunder. The Servicer may temporarily move individual Contract Files, Land Home Contract Files or, in each case, any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

         (c) As custodian, the Servicer shall have and perform the following powers and duties:

          (i) hold the Contract Files (other than the Land Home Contract Files) on behalf of the Certificateholders, the Certificate Insurer and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof and conduct annual physical inspections of Contract Files held by it under this Agreement;

          (ii) implement policies and procedures in writing and signed by a Servicing Officer, with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes; and

          (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Certificateholders, the Certificate Insurer and the Trustee.

         (d) In performing its duties under this Section 3.16, the Servicer agrees to act in accordance with the standard of care set forth in Section
3.02. The Servicer shall promptly report to the Trustee any failure by it to hold the Contract Files as herein provided, and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any ownership interests in the Contracts or the Contract Files. The Servicer agrees to indemnify the Certificateholders, the Certificate Insurer and the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Certificateholders and the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files that constitutes a breach of the Servicer's obligations hereunder; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any other Person and further provided that the Trustee shall be entitled to further indemnification from the Trust Fund for any such liability, obligations, losses, damages, payments, costs or expenses imposed or incurred or asserted against the Trustee related to the Servicer's maintenance and custody of the Contract Files.

         (e) Not later than 90 days from the Closing Date, the Servicer shall deliver, or cause to be delivered, to the Trustee the following:

          (i) the Mortgage (or evidence of filing such Mortgage, which may be satisfied if Schedule A to the related title insurance is delivered and indicates such);

          (ii) the original Land Home Contracts stamped as provided in Section 2.06(vii) (which such stamp may be manual or facsimile signature) on behalf of the Depositor; and

          (iii) Assignments from the Originator to the Trustee, which Assignments shall be in form and substance for recording, but shall not be recorded except as required by Section 3.22 below;

Notwithstanding anything to the contrary contained in this Section 3.16(e), in those instances where the public recording office retains the original Mortgage, the Assignment of the Mortgage or the intervening Assignments of the Mortgage after it has been recorded, the Servicer shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such Assignment or Assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Within 120 days following receipt of all items specified in subsection (e) above and the receipt of an electronic Contract Schedule, the Trustee shall review each Land Home Contract File to determine that all required documents set forth in each item of the first paragraph of this
Section 3.16(e)(i)-(iii) have been executed and received and that such documents relate to the Land Home Contracts identified on the Contract Schedule. For purposes of this determination, the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 120 day period the Trustee finds that any document constituting a part of a Land Home Contract File was not executed, was not received or is defective or unrelated (based on the Trustee's review of the Obligor's name) to the Land Home

Contracts identified in the Contract Schedule (in this Section 3.16(e), a "defect"), the Trustee shall promptly upon the conclusion of its review notify the Servicer and the Servicer shall notify the Depositor, the Seller and the Originator. The Originator shall have a period of 120 days from receipt of such notice within which to correct or cure any such defect which materially and adversely affects the interests of the Certificateholders and/or the Certificate Insurer. If the Originator cannot correct or cure any such defect which materially and adversely affects the interests of the Certificateholders and/or the Certificate Insurer with respect to a Land Home Contract within such 120 day period, the Trustee shall cause the Originator and the Seller to repurchase or substitute for such Land Home Contract in accordance with
Section 2.04 and Section 2.10.

         If recordation of any Assignment is required by Section 3.22 hereof, the original of each such recorded Assignment shall be delivered to the Trustee within 10 days following the date on which it is returned to the Originator by the office with which such Assignment was filed for recordation. Upon receipt by the Trustee of the recorded Assignment, such recorded Assignment shall become part of the Land Home Contract File.

         (f) Custodial Arrangements. The Trustee may appoint a custodian who is acceptable to the Servicer and the Depositor and who, upon execution of a custodial agreement, shall maintain possession of the Land Home Contract Files, together with assignments in recordable form, or such part of them as the Trustee shall direct, as agent of the Trustee pursuant to the terms of such custodial agreement. The appointment of such custodian shall not relieve the Trustee of its obligations hereunder. The Trustee will notify the Rating Agencies upon the appointment of any custodian.

         Upon receipt, the Trustee shall hold the Land Home Contract Files at its Minneapolis, Minnesota facility. Thereafter, the Trustee shall keep the Servicer and the Depositor apprised at all times of any change in the location of the Land Home Contract Files. The Trustee shall take all steps that are reasonably necessary or appropriate in order to facilitate the Servicer's access to the Land Home Contract Files during normal business hours of the Trustee or any custodian and shall cooperate fully with the Servicer in securing such access.

         SECTION 3.17. REMIC Compliance.

         (a) The REMIC Administrator shall make elections to treat the Trust Fund (other than the Yield Maintenance Agreement and the Basis Risk Reserve
Fund) as three separate REMICs under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The Class A-1, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2 and Class A-IO Certificates, and the Uncertificated IO Interest and the Class OC Interest (exclusive of any payments received thereon from the High LTV Contracts other than to cover Realized Losses and Unpaid Interest Shortfalls or pursuant to the interest in the Yield Maintenance Agreement and the Basis Risk Reserve Fund represented thereby) shall be designated as the "regular interests" in the Master REMIC created hereunder and the Class R Certificates shall represent the beneficial ownership of the sole class of "residual interests" in each REMIC created hereunder. The REMIC Administrator and the Trustee shall not knowingly permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC created hereunder other than as provided in the Preliminary Statement. The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class OC Interests, and that is not an asset of any REMIC. The Trustee shall treat the rights of the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders to receive payments from the Basis Risk Reserve Fund and pursuant to the Yield Maintenance Agreement as rights in an interest rate cap contract written by the Class OC Interests in favor of the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders. Thus, each REMIC Regular Interest shall be treated as representing ownership of not only REMIC Regular Interests, but also ownership of an interest in interest rate cap contracts or a separate contractual right. For purposes of determining the issue price of the REMIC Regular interests, the Trustee shall assume that the Basis Risk Reserve Fund has a value of approximately 168 basis points of the Cut-off Date Pool Principal Balance. The Certificate Administrator will treat the Class OC Interest issued by the Master REMIC and the Basis Risk Reserve Fund as beneficially owned by the Class HL Certificates and the Class C Certificates through an arrangement that is treated as: (i) a disregarded entity if the Class HL and Class C Certificates are held by the same taxpayer, or (ii) as a partnership that elects out of subchapter K under Section 761 of the Code if those Classes of Certificates are held by different taxpayers and that is neither an asset of nor an interest in any REMIC created hereunder.

         (b) April 4, 2002 is hereby designated as the "startup day" (the "Startup Date") of the Trust Fund within the meaning of Section 860G(a)(9) of the Code. All Contracts will be treated as contributed to REMIC 1 on the Startup Date and all interests created hereunder will be treated as issued on the Startup Date.

         (c) The REMIC Administrator shall at all times hold a Class R Certificate representing a 0.000001% Percentage Interest of all Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC created hereunder in the manner provided under Treasury Regulations section 1.860F-4(d) and temporary Treasury Regulations section 301.6231(a)(7)-1T. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor as an Extraordinary Trust Fund Expense unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.

         (d) The REMIC Administrator shall prepare or cause to be prepared all of the tax returns that it determines are required with respect to each REMIC created hereunder and deliver such tax returns in a timely manner to the Trustee and the Trustee shall sign and file such tax returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax liability arising from the Trustee's signing of tax returns that contain errors or omissions. The Trustee and Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare tax returns.

         (e) The REMIC Administrator shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

         (f) The REMIC Administrator and the Servicer shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the REMIC Administrator's or the Servicer's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as three REMICs under the REMIC Provisions (and the Trustee shall assist the Servicer and the REMIC Administrator, to the extent reasonably requested by the Servicer and the REMIC Administrator to do so). The REMIC Administrator and the Servicer shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to any of the REMICs set forth in Section 860(G)(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the REMIC Administrator or the Servicer, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the REMIC Administrator or the Servicer, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the REMIC Administrator, the Depositor, the Servicer or the Trustee) to the effect that the contemplated action will not, with respect to any of the REMICs created hereunder, endanger such status or, unless the REMIC Administrator determines in its sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the REMIC Administrator or the Servicer, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or its assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the REMIC Administrator or the Servicer, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and the Trustee shall not take any such action or cause such REMIC to take any such action as to which the REMIC Administrator or the Servicer, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The REMIC Administrator or the Servicer, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the REMIC Administrator or the Servicer. At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax, including interest, penalties, additional amounts or additions to tax (a "Tax"), is imposed on the Trust Fund, such Tax shall be charged against amounts otherwise required to be distributed to the Holders of the Class R Certificates and, thereafter, pro rata, to the other Certificates. The Trustee is hereby authorized to retain, or cause the Paying Agent to retain, from amounts otherwise required to be distributed to the Holders of the Class R Certificates sufficient funds to pay or provide for the payment of, and to actually pay, or cause the Paying Agent to pay, such Tax as is legally owed by the Trust Fund (but such authorization shall not prevent the Servicer or the REMIC Administrator from contesting any such Tax in appropriate proceedings, and withholding payment of such Tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of any tax imposed on gain realized from any prohibited transaction (as defined in the REMIC Provisions), the Trustee is hereby authorized to retain from amounts otherwise distributable to the Holders, such amounts necessary to pay, or cause the Paying Agent to pay, such Tax. In the event any (i) amounts initially retained from amounts required to be distributed to the Holders of the Class R Certificates and (ii) income so segregated and applied towards the payment of such Tax shall not be sufficient to pay such Tax in its entirety, the amount of the shortfall shall be paid from funds in the Certificate Account notwithstanding anything to the contrary contained herein. To the extent any such segregated income or funds from the Certificate Account are paid to the Internal Revenue Service, the Trustee shall retain, or cause to be retained, an amount equal to the amount of such income or funds so paid from future amounts otherwise required to be distributed to the Holders of the Class R Certificates and shall deposit such retained amounts in the Certificate Account for distribution to the Holders of the Regular Certificates.

         (h) The Trustee, the REMIC Administrator and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 3.17(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contributions) to the effect that the inclusion of such assets in the REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any REMIC created hereunder to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Servicer nor the Trustee shall (subject to Section 3.17(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Balance of each regular interest created hereunder would be reduced to zero is the sixth Distribution Date following the latest scheduled maturity of any Contract.

         (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" and Form SS-4 for each REMIC.

         (m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Contracts (except in connection with (i) the default, imminent default or foreclosure of a Contract, including but not limited to, the acquisition or sale of a Manufactured Home or a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Contracts pursuant to Article III of this Agreement) nor acquire any assets for any REMIC created hereunder, nor sell or dispose of any investments in the Certificate Accounts for gain nor accept any contributions to any REMIC created hereunder after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the REMIC Administrator has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC created hereunder to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         (n) Each Holder of a Class R Certificate, by purchasing such Class R Certificate, agrees to give the Servicer written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon becoming the Holder of such Class R Certificate, if it is, or is holding such Class R Certificate on behalf of, a "pass-through interest holder."

         (o) In the event that any Manufactured Home or Mortgaged Property is acquired in a repossession (an "REO Property"), the Servicer shall sell any REO Property within three years of its acquisition by the Trust Fund, unless
(i) at least 60 days before such three-year period would otherwise expire, the Servicer applies for an extension of such three-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Servicer shall sell such REO Property within the applicable extension period or (ii) at the request of the Servicer, the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee, the Certificate Insurer and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as three separate REMICs at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property solely for the purpose of its prompt disposition and sale in a manner that does not cause any such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. In connection with its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders and the Certificate Insurer, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer, the Certificateholders and the Certificate Insurer for the period prior to the sale of such REO Property. In connection with its efforts to sell any REO Property, the Servicer may sell such REO Property at auction or otherwise; provided, however, that any such sale at auction shall be to the highest bidder (which, for the avoidance of doubt, may be the Servicer).

         (p) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (each, an "REO Account"), which shall be an Eligible Account and the funds therein shall be invested in Eligible Investments that will mature not later than the Business Day preceding the applicable Determination Date. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in each REO Account by the depository.

         (q) The Servicer shall deposit, or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to operation of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property. On or before each Determination Date, the Servicer shall withdraw from each REO Account and deliver to the Trustee for deposit into the Certificate Account the income from the REO Property on deposit in the REO Account, net of its reasonable fees and expenses.

         (r) The disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.

         (s) The proceeds from the disposition of any REO Property, net of any reimbursement to the Servicer as provided herein, shall be deposited in the REO Account and shall be deposited in the Certificate Account when the related Contract becomes a Liquidated Contract.

         (t) The Trustee shall account for the Yield Maintenance Fee as a payment to the holder of the Uncertificated IO and paid by the holder of the Uncertificated IO and not as an expense of any REMIC created by this Agreement.

         (u) With respect to any Contract that as of the Cut-off Date was past due by two or more payments (a "Foreclosure Restricted Contract"), the Servicer shall only take possession of the Manufactured Home securing such Contract to the extent that such Manufactured Home together with all Manufactured Homes held by the Servicer on behalf of the Trust from Foreclosure Restricted Contracts represents less than 0.75% of the then outstanding Pool Principal Balance. The Servicer shall not allow to be rented any Manufactured Home obtained from a Foreclosure Restricted Contract and shall not allow such Manufactured Homes to represent more than 1% of the outstanding Pool Principal Balance on any Distribution Date (after giving effect to the Distribution on such Date) and shall dispose of such Manufactured Homes by whatever means necessary to prevent such occurrence and shall treat such proceeds as additional amounts received during the Accrual Period to be Distributed on such Distribution Date. Solely for purposes of applying this subparagraph (u), the value of a Manufactured Home shall be the outstanding balance on the Contract at the time the Manufactured Home was acquired by the Trust.

         SECTION 3.18. Management of REO Property.

         (a) If the Trustee acquires any REO Property pursuant to Section 3.17, the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders and the Certificate Insurer, and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to such REO Property, funds necessary for the proper operation, management and maintenance of such REO Property, including:

                    (i) all insurance premiums due and payable in respect to such REO Property;

                    (ii) all real estate taxes and assessments in respect to such REO Property that may result in the imposition of a lien thereon; and

                    (iii) all costs and expenses necessary to maintain such REO Property.

         To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in (i)-(iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned such REO

Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the operation or sale of such REO Property.

         (b) Notwithstanding the foregoing, the Servicer shall not:

                    (i) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Contract became imminent, all within the meaning of
                    Section 856(e)(4)(B) of the Code; or

                    (ii) directly operate, or allow any other Person to directly operate, any REO Property on any date more than 90 days after its date of acquisition;

unless, in any such case, the Servicer has requested and received an Opinion of Counsel to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

         (c) The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                    (i) the terms and conditions of any such contract may not be inconsistent herewith;

                    (ii) any such contract shall require, or shall be administered to require, that (A) the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed in subsection (a) hereof,
                    (B) hold all related revenues in a segregated account, which shall be an Eligible Account, and (C) remit all related revenues collected (net of such costs and expenses and any fees retained by such Independent Contractor) to the Servicer on a monthly or more frequent basis;

                    (iii) none of the provisions of this Section 3.18(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of Certificateholders with respect to the operation and management of any such REO Property; and

                    (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

         The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be entitled to pay all fees owed to any such Independent Contractor out of the REO Account pursuant to Section 3.17.

         (d) Subject to Section 3.18(b), the Servicer shall itself be entitled to operate and manage any foreclosure property and, in such event, shall be entitled to pay itself a monthly management fee in accordance with Section 3.17; provided that the amount of such management fee shall not exceed the amount customarily charged for the operation and management of similar property in the locality of such REO Property by property managers other than the Servicer or its Affiliates. If Liquidation Proceeds are insufficient to reimburse the Servicer for any costs associated with the management or operation of REO Property, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

         SECTION 3.19. Reports to the Securities and Exchange Commission.

         The Servicer shall use reasonable efforts to assist the Depositor and the Trustee in obtaining any information maintained by it in the ordinary course of performing its duties hereunder that is necessary for the Trustee, pursuant to Section 8.15, on behalf of the Trust Fund, to cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

         SECTION 3.20. Annual Statement as to Compliance.

         The Servicer will deliver to the Depositor, the Seller, the Trustee, the Certificate Insurer and each Rating Agency on or before April 1 of each year, commencing in 2003, an Officer's Certificate (i) stating that a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) stating that to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         SECTION 3.21. Annual Independent Public Accountants' Servicing
Report.

         On or before April 1 of each year, commencing in 2003, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Seller, the Trustee, the Certificate Insurer and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of the Contracts under this Agreement and, at the option of the Servicer, manufactured housing installment sale contracts and installment loan agreements under pooling and servicing agreements substantially similar to this Agreement with regard to servicing procedures (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with this Agreement or such agreements, as the case may be, and generally accepted auditing standards, such servicing has been conducted substantially in compliance with this Agreement or such pooling and servicing agreements, as the case may be, except for such exceptions as such firm believes to be immaterial and such other exceptions or errors in records that may be set forth in such statement. For purposes of such statement, such firm may assume conclusively that all pooling and servicing agreements among the Depositor, the Servicer and the Trustee relating to certificates evidencing an interest in actuarial and/or simple interest manufactured housing contracts are substantially similar to one another, except for any such pooling and servicing agreement which by its terms specifically states otherwise.

         SECTION 3.22. Retitling of Land Home Contracts.

         (a) If the Servicer receives actual notice or knowledge that GreenPoint Bank, the parent of the Originator and the Servicer, is no longer assigned a long-term senior debt rating from Moody's of Baa3 or higher, of BBB- or higher from S&P, the Servicer shall promptly provide notice to the Trustee, the Certificate Insurer and the Depositor that GreenPoint Bank no longer has such rating. If at any time during the term of this Agreement the Trustee receives written notice from the Servicer that GreenPoint Bank does not have a long-term senior debt rating from Moody's of Baa3 or higher, of BBB- or higher from S&P, or if the Trustee otherwise becomes aware that the Servicer is no longer assigned such rating, the Trustee, at the Servicer's expense, shall file promptly in the appropriate recording offices the assignments to the Trustee on behalf of the Trust Fund of each Mortgage securing a Land Home Contract sold by the Depositor to the Trust Fund; provided, however, if the Servicer is unable or unwilling to bear such expense of recordation of assignments, then the Trustee shall be entitled to record such Assignments or engage a third-party vendor to record such Assignment and, in any event, any expense incurred by the Trustee hereunder shall be reimbursable as an Extraordinary Trust Fund Expense.

         (b) If at any time GreenPoint Bank does not own, directly or indirectly, at least 51% of the membership interests of GreenPoint, GreenPoint shall promptly provide notice to the Trustee, the Certificate Insurer and the Depositor that GreenPoint Bank no longer has such ownership interest. If at any time during the term of this Agreement the Trustee receives written notice from GreenPoint that GreenPoint Bank does not own, directly or indirectly, at least 51% of the membership interests of GreenPoint, or if the Trustee otherwise becomes aware that GreenPoint Bank no longer has such ownership interest, the Trustee, at the Servicer's expense, shall file promptly in the appropriate recording offices the assignments to the Trustee on behalf of the Trust Fund of each Mortgage securing a Land Home Contract.

         SECTION 3.23. [RESERVED].

         SECTION 3.24. Monthly Advances by the Servicer.

         (a) By the Close of Business on the day prior to each Distribution Date, the Servicer shall (i) cause to be deposited, out of its own funds, in the Certificate Account the Monthly Advance for the Contracts for the related Distribution Date, (ii) direct the Trustee to apply all or a portion of the Excess Contract Payments in the Certificate Account to make the Monthly Advance for the Contracts, or (iii) do any combination of clauses (i) and (ii) to make such Monthly Advance. To the extent that an Excess Contract Payment (or any portion thereof) that has been applied pursuant to clause (ii) or (iii) is required for application as to all or a portion of a Scheduled Payment due on the related Contract, the Servicer shall deposit, out of its own funds, the amount of such Excess Contract Payment (or the portion thereof required for such Scheduled Payment) into the Certificate Account on the immediately succeeding Due Date, and the amount so deposited will become part of the Outstanding Amount Advanced.

         (b) The Servicer shall reimburse itself for the Outstanding Amount Advanced out of (i) collections of delinquent payments of principal and interest on Contracts as to which the Servicer previously made a Monthly Advance, (ii) available funds in the Certificate Account attributable to Excess Contract Payments or (iii) any combination of clauses (i) and (ii) above.

         (c) If the Servicer determines that any advance made pursuant to
Section 3.24(a) has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Certificate Account for the amount of such Nonrecoverable Advance for the next succeeding Distribution Date by withdrawing such amount pursuant to Section 3.25(v), but not in excess of such Outstanding Amount Advanced. If a Contract becomes a Liquidated Contract and at such time there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Certificate Account for the portion of Monthly Advances equal to the aggregate of delinquent Scheduled Payments on such Contract to the Due Date in the Due Period in which such Contract became a Liquidated Contract, but not in excess of such Outstanding Amount Advanced. Notwithstanding any other provision of this Agreement, under no circumstances shall the Servicer be required to make any advance that the Servicer determines if made would be a Nonrecoverable Advance.

         (d) In addition, subject to Section 3.24(c) and following the September 2002 Distribution Date, the Servicer will reimburse itself for the Monthly Advance Differential out of funds in the Certificate Account. Any Monthly Advance Differential and Nonrecoverable Advances reimbursed to the Servicer as described in this Section 3.24 will reduce the Available Distribution Amount for the Distribution Date occurring following the date of reimbursement. Notwithstanding the foregoing, if the Servicer's reimbursement of the Monthly Advance Differential after the September 2002 Distribution Date would reduce the Available Distribution Amount for the October 2002 Distribution Date or any subsequent Distribution Date to an amount insufficient to make the distributions pursuant to Section 4.01(a)(i) - (vii),
Section 4.01(b)(i) - (viii) and Section 4.01(c)(i) - (viii) on the Certificates on that Distribution Date, then the Servicer will reduce the amount of reimbursement to the extent of the difference between the Available Distribution Amount for such Distribution Date and the amount necessary to make the distributions pursuant to Section 4.01(a)(i) - (vii), Section 4.01(b)(i) - (viii) and Section 4.01(c)(i) - (viii) on the Certificates and will be entitled to reimbursement therefor in one or more subsequent Due Periods until the Servicer has been reimbursed for the entire Monthly Advance Differential.

         SECTION 3.25. Permitted Withdrawals from the Certificate Account.

         (a) The Trustee shall, from time to time as provided herein, at the Servicer's direction, make withdrawals from the Certificate Account of amounts deposited therein pursuant to Section 3.05 that are attributable to the related Contracts for the following purposes:

          (i) to pay to the Seller or the Originator, as applicable, with respect to each Contract sold by it or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.03 of the Sale and Servicing Agreement, all amounts received thereon that are specified in such section to be property of the Seller or the Originator, as applicable;

          (ii) to reimburse the Servicer for Obligatory Advances (to the extent not retained pursuant to Section 3.05), for the payment of interest accrued on any Contract prior to the Cut-off Date (to the extent not retained pursuant to Section 3.05) and for the payment of taxes or charges out of Liquidation Proceeds (to the extent not previously retained from such Liquidation Proceeds prior to their deposit) or out of payments expressly made by the related Obligor to reimburse the Servicer for such taxes or charges, as permitted by Section 3.06;

          (iii) to pay to the Servicer the Monthly Servicing Fee and Servicer Deficiency Amounts and Repossession Profits, if any;

          (iv) to reimburse the Servicer out of Liquidation Proceeds (to the extent not previously retained from Liquidation Proceeds prior to their deposit in the Certificate Account) in respect of a Manufactured Home and out of payments by the related Obligor (to the extent of payments expressly made by the Obligor to reimburse the Servicer for insurance premiums) for expenses incurred by the Servicer in respect of such Manufactured Home that are specified in this Agreement as being reimbursable to the Servicer;

          (v) to reimburse the Servicer for (A) any Nonrecoverable Advances and for Monthly Advances in respect of Liquidated Contracts and (B) after the Distribution Date occurring in September 2002, for the Monthly Advance Differential;

          (vi) from the Certificate Account after the Certificate Balance of each Class of Offered Certificates has been reduced to zero and all amounts owing to the Certificate Insurer pursuant to the Insurance Agreement, including in respect of amounts paid under the Policy, have been reimbursed, to reimburse the Trustee, the Certificate Administrator, the Backup Servicer, the Servicer and the REMIC Administrator, pro rata, for expenses incurred and reimbursable to the Servicer pursuant to
     Section 6.05 and for Extraordinary Trust Fund Expenses incurred and reimbursable to the Trustee, the Certificate Administrator, the Backup Servicer and the REMIC Administrator and not already reimbursed pursuant to Section 4.01; and

          (vii) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein (including any collections on the Contracts that, pursuant to Section 2.01(a), are not part of the Trust Fund).

         Since, in connection with withdrawals pursuant to clauses (i), (ii) and (iv) of this Section 3.25, the Servicer's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clauses.

         (b) The Trustee may, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited therein pursuant to Section 3.05 that are attributable to the Contracts to make payments in respect of (i) the premium payable to the Certificate Insurer in respect of the Policy for such Distribution Date, which the Trustee shall pay to the Certificate Insurer by wire transfer of immediately available funds to the Certificate Insurer Account, (ii) the Yield Maintenance Agreement Fee payable to the LIBOR Cap Counterparty in respect of the Yield Maintenance Agreement for such Distribution Date, (iii) the Monthly Servicing Fee payable to the Servicer for such Distribution Date (to the extent the Trustee has been notified that such Servicing Fee has not been retained from collections), which the Trustee shall pay to the Servicer in a time and in the manner directed by the Servicer, (iv) the Monthly Backup Servicing Fee payable to the Backup Servicer for such Distribution Date, which the Trustee shall pay to the Backup Servicer in a time and in the manner directed by the Backup Servicer,
(v) the Monthly Trustee Fee payable to the Trustee for such Distribution Date and (vi) amounts in respect of High LTV Collections, which the Trustee shall deposit into the Basis Risk Reserve Fund. The foregoing withdrawals from the Certificate Account may be prior to the distribution of any amounts to Certificateholders on any Distribution Date.

         SECTION 3.26. Backup Servicer.

         (a) Upon termination of the Servicer under Section 7.01, the Backup Servicer will within 60 calendar days assume the servicing responsibilities hereunder. The Backup Servicer shall be entitled to reimbursement from the Trust Fund as an Extraordinary Trust Fund Expense for any and all costs and expenses incurred in connection with or related to the transfer of servicing to the extent that such costs and expenses are not reimbursed by the Servicer pursuant to Section 6.07. Such costs and expenses include, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Backup Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Backup Servicer to service the Contracts properly and effectively.

         (b) On or before the date which is twenty days following the Closing Date, the Servicer shall, at the Servicer's expense, deliver to the Backup Servicer a complete data file for each Contract in a mutually agreeable format.

         (c) The Servicer shall provide to Backup Servicer, on a monthly basis, with monthly loan level data in a mutually agreed format. In addition, upon request of the Backup Servicer, which request may be made no more frequently than quarterly, the Servicer will provide the Backup Servicer with sufficient data to permit the Backup Servicer to assume the duties of Servicer under this Agreement without delay.

         (d) Until the Backup Servicer assumes the primary servicing duties, the Backup Servicer will have no obligations with respect to servicing data received. Also, the Backup Servicer will have no reporting obligations prior to assuming the primary servicing duties. The Backup Servicer agrees to hold any servicing information in confidence and only to be disclosed as required by this Agreement, applicable law or as necessary in the course of prudent servicing practices.

         (e) Within 90 days following the Closing Date, the Servicer shall provide full access to the Backup Servicer and to its employees and agents to perform on-site due diligence and auditing of the Servicer and its servicing programs and systems. This due diligence may include, without limitation, a complete "data mapping" of the Servicer's servicing systems. The Backup Servicer will conduct all such reviews in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. All reasonable costs and expenses of the Backup Servicer associated with the performance of such due diligence review shall be reimbursable from the Trust Fund and shall constitute Extraordinary Trust Fund Expenses, provided that such expenses shall not exceed $100,000. Any such diligence by the Backup Servicer shall be for the sole purpose of enabling the Backup Servicer to perform the duties, if necessary, of the Servicer hereunder. Any requests made by the Backup Servicer during such due diligence review shall be reasonable requests and any requests for data or information from the Servicer shall be for data or information currently compiled by the Servicer or in the Servicer's possession.

         (f) In no event shall the Backup Servicer be liable for any consequential, incidental or punitive damages. In addition, the Backup Servicer will not be liable for any costs, fees or damages resulting from errors or conditions existing prior to the Backup Servicer's assumption of the primary servicing duties.

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

         SECTION 4.01. Distributions.

         (a) On each Distribution Date, prior to making any distributions on the Certificates, as described in Section 3.25(b), the Trustee shall withdraw from the Certificate Account, from amounts on deposit therein representing the Interest Remittance Amount, (i) the premium payable to the Certificate Insurer in respect of the Policy for such Distribution Date, which the Trustee shall pay to the Certificate Insurer by wire transfer of immediately available funds to the Certificate Insurer Account, (ii) the Yield Maintenance Agreement Fee payable to the LIBOR Cap Counterparty in respect of the Yield Maintenance Agreement for such Distribution Date, (iii) the Monthly Servicing Fee payable to the Servicer for such Distribution Date (to the extent the Trustee has been notified that such Servicing Fee has not been retained from collections), which the Trustee shall pay to the Servicer in a time and in the manner directed by the Servicer, (iv) the Monthly Backup Servicing Fee payable to the Backup Servicer for such Distribution Date, which the Trustee shall pay to the Backup Servicer in a time and in the manner directed by the Backup Servicer,
(v) the Monthly Trustee Fee payable to the Trustee for such Distribution Date and (vi) amounts in respect of High LTV Collections. Following such payments, on each Distribution Date the Trustee shall withdraw from the Certificate Account that portion of Available Distribution Amount for such Distribution Date consisting of the remainder of the Interest Remittance Amount for such Distribution Date (the "Net Interest Remittance Amount"), and shall make the following distributions in the order of priority described below, in each case to the extent of the Net Interest Remittance Amount for such Distribution
Date:

                    (i) concurrently to the Class A-1 Certificates, the Class-A-2 Certificates and the Class A-IO Certificates, the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for each such Class for such Distribution Date; provided, however, that if the Net Interest Remittance Amount together with any Insured Interest Payment is not sufficient to make a full distribution of the aggregate Monthly Interest Distributable Amount and the aggregate Unpaid Interest Shortfall Amount for the Class A-1 Certificates, the Class-A-2 Certificates and the Class A-IO Certificates for such Distribution Date, such Net Interest Remittance Amount together with any Insured Interest Payment will be distributed pro rata among each such Class based upon the ratio of (x) the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class and such Distribution Date to (y) the aggregate Monthly Interest Distributable Amount and the aggregate Unpaid Interest Shortfall Amount for all such Classes and such Distribution Date;

                    (ii) to the Certificate Insurer, an amount equal to Cumulative Insurance Payments;

                    (iii) to the Class M-1 Certificates, the Monthly Interest Distributable Amount for such Class and Distribution Date;

                    (iv) to the Class M-2 Certificates, the Monthly Interest Distributable Amount for such Class and Distribution Date;

                    (v) to the Class B-1 Certificates, the Monthly Interest Distributable Amount for such Class and Distribution Date;

                    (vi) to the Class B-2 Certificates, the Monthly Interest Distributable Amount for such Class and Distribution Date;

                    (vii) to the Certificate Insurer, any amounts other than Cumulative Insurance Payments, payable to the Certificate Insurer pursuant to the Insurance Agreement;

                    (viii) to the Trustee, the Backup Servicer, the Certificate Administrator and the REMIC Administrator reimbursement for any Extraordinary Trust Fund Expense; and

                    (ix) any remainder to be distributed in accordance with
                    Section 4.01(d) below.

         (b) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders and the Certificate Insurer the following amounts, in the following order of priority, in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

                    (i) to the Certificate Insurer, an amount equal to Cumulative Insurance Payments, to the extent remaining unpaid after giving effect to any distribution made to the Certificate Insurer pursuant to Section 4.01(a)(ii);

                    (ii) concurrently (A) to the Class A-2 Certificates in an amount equal to the product of (a) the fraction, (1) the numerator of which is equal to the portion of the Principal Remittance Amount for such Distribution Date that relates to the Group II Contracts and (2) the denominator of which is equal to the entire Principal Remittance Amount for such Distribution Date, (b) approximately 63.93201% and (c) the amount of the Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero and (B) the remainder of the Principal Distribution Amount for such Distribution Date, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of the Principal Distribution Amount distributable on all subsequent Distribution Dates, will be distributed to the Holders of the Class of Class A Certificates remaining outstanding until its Certificate Principal Balance has been reduced to zero;

                    (iii) to the Certificate Insurer, any amounts, other than Cumulative Insurance Payments, payable to the Certificate Insurer pursuant to the Insurance Agreement, to the extent remaining unpaid after giving effect to any distribution made to the Certificate Insurer pursuant to Section 4.01(a)(vii);

                    (iv) to the Trustee, the Backup Servicer, the Certificate Administrator and the REMIC Administrator, reimbursement for any Extraordinary Trust Fund Expense, to the extent not already paid in accordance with Section 4.01(a);

                    (v) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    (vi) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    (vii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                    (viii) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                    (ix) any remainder to be distributed in accordance with
                    Section 4.01(d).

         (c) On each Distribution Date (a) on or after the Stepdown Date and
(b) on which a Trigger Event is not in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount and distribute to the Certificateholders and the Certificate Insurer the following amounts, in the following order of priority, in each case to the extent of the Principal Distribution Amount remaining for such Distribution
Date:

                    (i) to the Certificate Insurer, an amount equal to Cumulative Insurance Payments, to the extent remaining unpaid after giving effect to any distribution made to the Certificate Insurer pursuant to Section 4.01(a)(ii);

                    (ii) concurrently to (A) the Class A-2 Certificates in an amount equal to the product of (a) the fraction, (1) the numerator of which is equal to the portion of the Principal Remittance Amount for such Distribution Date that relates to the Group II Contracts and (2) the denominator of which is equal to the entire Principal Remittance

                    Amount for such Distribution Date, (b) approximately 63.93201% and (c) the amount of the Class A Principal Distribution Amount for such Distribution Date until the Certificate Principal Balance has been reduced to zero and
                    (B) the remainder of the Class A Principal Distribution Amount for such Distribution Date, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero provided, however, that if the Certificate Principal Balance of either Class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of the Class A Principal Distribution Amount distributable on all subsequent Distribution Dates, will be distributed to the Holders of the Class of Class A Certificates remaining outstanding until its Certificate Principal Balance has been reduced to zero;

                    (iii) to the Certificate Insurer, any amounts, other than Cumulative Insurance Payments, payable to the Certificate Insurer pursuant to the Insurance Agreement, to the extent remaining unpaid after giving effect to any distribution made to the Certificate Insurer pursuant to Section 4.01(a)(vii);

                    (iv) to the Trustee the Backup Servicer, the Certificate Administrator and the REMIC Administrator, reimbursement for any Extraordinary Trust Fund Expense, to the extent not already paid in accordance with Section 4.01(a);

                    (v) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

                    (vi) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

                    (vii) to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

                    (viii) to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

                    (ix) any remainder to be distributed in accordance with
                    Section 4.01(d).

         (d) On each Distribution Date the Net Monthly Excess Cashflow shall be allocated first, to cover any Realized Losses and thereafter, shall be distributed in the following order of priority, in each case to the extent of the Net Monthly Excess Cashflow remaining for such Distribution Date (provided that the portion of the Net Monthly Excess Cashflow representing payments received under the Yield Maintenance Agreement and High LTV Collections shall be distributed first, until such amounts have been reduced to zero, and the remainder of the Net Monthly Excess Cashflow shall be distributed thereafter):

                    (i) [reserved];

                    (ii) to the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount for such
                    Certificates, if any, on such Distribution Date;

                    (iii) to the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount for such
                    Certificates, if any, on such Distribution Date;

                    (iv) to the Class B-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount for such
                    Certificates, if any, on such Distribution Date;

                    (v) to the Class B-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount for such
                    Certificates, if any, on such Distribution Date;

                    (vi) concurrently to the Class A-1 Certificates and the Class A-2 Certificates, pro rata, any Net WAC Cap Rate Carryover Amount for such Distribution Date and such Class;

                    (vii) to the Class M-1 Certificates, any Net WAC Cap Rate Carryover Amount for such Distribution Date and such Class;

                    (viii) to the Class M-2 Certificates, any Net WAC Cap Rate Carryover Amount for such Distribution Date and such Class;

                    (ix) to the Class B-1 Certificates, any Net WAC Cap Rate Carryover Amount for such Distribution Date and such Class;

                    (x) to the Class B-2 Certificates, any Net WAC Cap Rate Carryover Amount for such Distribution Date and such Class;

                    (xi) to the Basis Risk Reserve Fund, the Required Basis Risk Reserve Fund Deposit for such Distribution Date;

                    (xii) to the Class HL Certificates, the amount of any Spread Holiday Payment for such Distribution Date;

                    (xiii) any remaining amounts (other than any portion thereof representing payments received under the Yield Maintenance

                    Agreement or High LTV Collections) shall be distributed as and to the extent set forth in Section 4.01(b) and Section 4.01(c) (such amount constituting the Extra Principal Distribution Amount component of the Principal Distribution Amount for such Payment Date), until the Certificate Principal Balances of the Class A Certificates and the Mezzanine Certificates have been reduced to zero;

                    (xiv) any remaining amounts to the Class C Certificates.

         (e) [Reserved].

         (f) All distributions made with respect to the Certificates of each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. Payments in respect of the Certificates of each Class on each Distribution Date will be made to the Holders of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on the Certificates), based on the aggregate Percentage Interest represented by their respective Certificates in such Class, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

         (g) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, the Certificate Administrator, the Depositor, the Servicer, the Backup Servicer or the Certificate Insurer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

         (h) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than three days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates and to the Certificate Insurer a notice to the effect that:

                    (i) the Trustee expects that the final distribution with respect to the Certificates of such Class will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                    (ii) no interest shall accrue on such Certificates from and after the end of the Accrual Period relating to such final Distribution Date.

                  Any funds not distributed to any Holder or Holders of any Class of Certificates on such final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) or Section 9.01(d) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders subject to the requirements of any related escheat or unclaimed property laws. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Bear, Stearns & Co. Inc. all such amounts, and Bear, Stearns & Co. Inc. shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look only to Bear, Stearns & Co. Inc. for payment of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(h) or Section 9.01(d). Any such amounts held in trust by the Trustee shall be held in an Eligible Account and the Trustee may direct any depository institution maintaining such account to invest the funds in one or more Eligible Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trustee shall be for the benefit of the Trustee; provided, however, that the Trustee shall deposit in such account the amount of any loss of principal incurred in respect of any such Eligible Investment made with funds in such accounts immediately upon the realization of such loss.

         (i) [Reserved].

         (j) Upon a retirement or other payment in full of all of the Class A Certificates and the Class A-IO Certificates, the Trustee shall surrender the Policy to the Certificate Insurer for Cancellation.

         SECTION 4.02. Statements to Certificateholders.

         On each Distribution Date, based, as applicable, on information provided to it by the Servicer, the Certificate Administrator shall prepare and make available to each Certificateholder, the Trustee, the Servicer, the Backup Servicer, the Depositor, the Certificate Insurer and the Rating Agencies, a statement as to the distributions made on such Distribution Date, setting forth:

                    (1) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal;

                    (2) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest;

                    (3) the amount received by the Trustee pursuant to the Yield Maintenance Agreement;

                    (4) the amount of the Monthly Servicing Fee received by the Servicer with respect to the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                    (5) the monthly amount of compensation received by the Trustee and the Backup Servicer with respect to the related Due Period;

                    (6) the aggregate Principal Balance of the Contracts and any REO Properties as of the Close of Business on such Distribution Date;

                    (7) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Contract Rate of the Contracts as of the last day of the related Due Period;

                    (8) the number and aggregate unpaid principal balance of Contracts (a) delinquent 31 to 59 days, (b) delinquent 60 to 89 days, and (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month;

                    (9) the existence of any Servicer Termination Events and/or Trigger Events that have occurred and are continuing;

                    (10) (i)the total number and cumulative Principal Balance of all REO Properties as of the Close of Business of the last day of the preceding Due Period, (ii) the total number and cumulative Principal Balance of all Liquidated Contracts liquidated during the related Due Period and
                    (iii) the total number and cumulative Principal Balance of all REO Properties as of the Close of Business of the last day of the related Due Period;

                    (11) the aggregate amount of Principal Prepayments made during the related Due Period;

                    (12) the aggregate amount of Realized Losses incurred during the related Due Period;

                    (13) the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Certificate Account for such Distribution Date;

                    (14) the aggregate Certificate Principal Balance of each Class of the Certificates after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date separately identifying any reduction thereof due to allocations of Realized Losses (in the case of the Mezzanine Certificates) and separately identifying any reduction thereof due to the receipt of an Insured Principal Payment (in the case of the Class A-1 Certificates and the Class A-2 Certificates);

                    (15) the Certificate Factor for the Certificates applicable to such Distribution Date;

                    (16) the Monthly Interest Distributable Amount for the Class A-1 Certificates, the Class A-2 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates for such Distribution Date and Unpaid Interest Shortfall Amount, if any, with respect to the Class A Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates for such Distribution Date;

                    (17) the aggregate amount of the Distributions made on such Distribution Date to the Holders of each Class of Certificates;

                    (18) the Overcollateralized Amount for such Distribution
                    Date;

                    (19) the Adjusted Net WAC Cap Rate for such Distribution
                    Date;

                    (20) the Net WAC Cap Rate Carryover Amount for the Class A-1, the Class A-2 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates, if any, for such Distribution Date;

                    (21) when the Stepdown Date has occurred;

                    (22) [reserved];

                    (23) the Available Distribution Amount for such Distribution Date;

                    (24) the respective Pass-Through Rates applicable to the Class A-1 Certificates, the Class A-2 Certificates, the Class A-IO

                    Certificates and each Class of the Mezzanine Certificates for such Distribution Date;

                    (25) the amount of any Insured Amount for such Distribution Date, separately identifying any Insured Interest Payment and any Insured Principal Payment;

                    (26) the amount of the premium paid under the Policy for such Distribution Date;

                    (27) the amount of Cumulative Insurance Payments for such Distribution Date and the amount received by the Certificate Insurer in respect thereof on such Distribution Date (such information to be provided by the Certificate Administrator); and

                    (28) the aggregate Notional Amount of the Class A-IO Certificates after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date.

         On each Distribution Date, the Servicer shall provide a report to the Certificate Insurer, in an electronic format agreed upon by the Servicer and the Certificate Insurer, setting forth the information described in clauses
(6), (7), (9) and (11).

         The Certificate Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the parties hereto, the Certificateholders, the Certificate Insurer and the Rating Agencies via the Certificate Administrator's internet website. The Certificate Administrator's internet website shall initially be located at "www.ctslink.com". Assistance in using the website can be obtained by calling the Certificate Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Certificate Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Certificate Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

         The Certificate Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing such statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

         As a condition to access the Certificate Administrator's internet website, the Certificate Administrator may require registration and the acceptance of a disclaimer. The Certificate Administrator will not be liable for the dissemination of information in accordance with this Agreement.

         In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each hypothetical Certificate having an initial Certificate Principal Balance equal to $1,000.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses
(i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

         On each Distribution Date, the Certificate Administrator shall make available to the Residual Certificateholders a copy of the reports made available or forwarded to all Certificateholders in respect of such Distribution Date with such other information as the Certificate Administrator deems necessary or appropriate.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Residual Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Residual Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

         The Certificate Administrator shall, upon written request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Certificate Administrator's duties are limited to the extent that the Certificate Administrator receives timely reports as required from the Servicers, the Servicer and/or the Trustee. The Servicer shall not be responsible for the tracking or reporting of Prepayment Interest or Relief Act Shortfalls.

         SECTION 4.03. Monthly Reports.

         No later than the Determination Date for each Distribution Date, the Servicer shall deliver to the Certificate Administrator by telecopy or, the Servicer shall deliver to the Certificate Administrator by telecopy or electronic mail (or by such other means as the Servicer and the Certificate Administrator may agree from time to time) a Monthly Report with respect to the related Distribution Date. No later than the Determination Date for each Distribution Date, the Servicer shall deliver or cause to be delivered to the Certificate Administrator in addition to the information provided on the Monthly Report, such other information reasonably available to it with respect to the Contracts as the Certificate Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01, to prepare the statements to Certificateholders contemplated by Section
4.02 and to facilitate the calculations to be made with respect to the Certificates. Such other information shall include, without limitation, information regarding the amount of High LTV Collections received during the related Due Period The Servicer shall on such date furnish a copy of such other information to the Certificate Administrator by such means as the Servicer and the Certificate Administrator shall agree from time to time. The Certificate Administrator shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer. The Certificate Administrator shall provide the statement to Certificateholders referred to in
Section 4.02 on each Distribution Date. To the extent the Monthly Reports described in this Section 4.03 include delinquency data, the parties hereby acknowledge that the Servicer, in accordance with its current servicing practices and procedures, calculates delinquencies based upon a 360 day year consisting of twelve 30 day months, as such an unpaid scheduled payment on a Contract will not be considered delinquent until the Close of Business on the first day following the Due Date next succeeding the Due Date when such payment was due.

         SECTION 4.04. Distributions on the REMIC 1 Regular Interests.

         (a) On each Distribution Date, the Trustee shall cause in the order of priority set forth in the Preliminary Statement the amounts to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be, in the manner set forth in the Preliminary Statement.

         (b) On each Distribution Date, the Trustee shall cause in the order of priority set forth in the Preliminary Statement the amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be, in the manner set forth in the Preliminary Statement.

         SECTION 4.05. Certificate of Servicing Officer; Other Data.

         (a) Each Monthly Report pursuant to Section 4.03 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit B, certifying the accuracy of the Monthly Report and that such officer is not aware of the occurrence of a Servicer Termination Event or of an event that, with notice or lapse of time or both, would become a Servicer Termination Event, or if such officer is aware that such an event has occurred and is continuing, specifying the event and its status.

         (b) In addition, the Servicer, at the request of the Trustee, the Certificate Administrator or the Certificate Insurer, shall furnish the Trustee, the Certificate Administrator or the Certificate Insurer (as the case may be) such underlying data as may reasonably be requested.

         SECTION 4.06. Allocation of Realized Losses.

         (a) (1) The interest portion of all Realized Losses on the Contracts shall be allocated by the Certificate Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, in reduction of the Overcollateralized Amount, third, among the Class B-2 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate, fourth, among the Class B-1 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate, fifth, among the Class M-2 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate and, sixth, among the Class M-1 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate; and (2) the aggregate amount of any Net WAC Cap Rate Carryover Amounts incurred for any Distribution Date shall be allocated by the Certificate Administrator, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralized Amount, third, among the Class B-2 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate, fourth, among the Class B-1 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate, fifth, among the Class M-2 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate, sixth, among the Class M-1 Certificates on a pro rata basis based on, and to the extent of, one month's interest at the then applicable Pass-Through Rate on the Certificate Principal Balance of each such Certificate. Realized Losses will not be allocated to the Class A or Class A-IO Certificates.

         (b) The principal portion of all Realized Losses on the Contracts shall be allocated by the Certificate Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, in reduction of the Overcollateralized Amount, third, to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of any such Class on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided herein. No allocations of any Realized Losses shall be made to the Certificate Principal Balance of the Class A Certificates. All references in Section 4.01 to the Certificate Principal Balance of any Class of Certificates, unless otherwise stated, shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date. Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.

         (c) For each Distribution Date, the Servicer shall calculate the amount of Realized Losses on the Contracts that occurred during the preceding Due Period, and shall include such calculation in its Monthly Report.

         SECTION 4.07. The Policy.

         (a) If, based on the information provided by the Servicer pursuant to
Section 4.03, the Certificate Administrator determines that an Insured Amount to be covered by the Policy will exist for the related Distribution Date, the Certificate Administrator shall provide notice to the Trustee no later than 12:00 P.M., New York City time, on the second Business Day preceding such Distribution Date, whereupon the Trustee shall complete the notice in the form of Exhibit A to the Policy (the "Notice") and submit such Notice in accordance with the Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding such Distribution Date, as a claim for the amount of such Insured Amount (provided that the Trustee shall submit such Notice on the second Business Day immediately preceding such Distribution Date if it is able to do so).

         (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-IO Certificates. Upon receipt of an Insured Payment from the Certificate Insurer on behalf of the Class A-1 Certificateholders, the Class A-2 Certificateholders and/or the Class A-IO Certificateholders, the Trustee shall deposit such Insured Payment in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Payment then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date any Insured Interest Payment and any Insured Principal Payment for such Distribution Date from the Certificate Account, in each case on a pro rata basis, as provided in
Section 4.01, subject to Section 4.01(h) in the case of any Insured Principal Payment payable to the Holders of the Class A-1 Certificates and/or the Class A-2 Certificates on the final Distribution Date for such Class.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Class A-1 Certificateholder, each Class A-2 Certificateholder and each Class A-IO Certificateholder any Insured Payment from the Certificate Insurer and (ii) distribute such Insured Payment to the Class A-1 Certificateholders, the Class A-2 Certificateholders and/or the Class A-IO Certificateholders as set forth in subsection (b) above. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A-1 Certificateholders, the Class A-2 Certificates and/or the Class A-IO Certificateholders, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of the Class A-1 Certificateholders, the Class A-2 Certificateholders and the Class A-IO Certificateholders. The Trustee hereby agrees on behalf of each Class A-1 Certificateholder, each Class A-2 Certificateholder and each Class A-IO Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A-1 Certificates or Class A-2 Certificates, and each Class A-IO Certificateholder, by its acceptance of its Class A-IO Certificates, as applicable, hereby agrees) for the benefit of the Certificate Insurer that the

Trustee shall recognize that to the extent the Certificate Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A-1 Certificateholders, the Class A-2 Certificateholders and the Class A-IO Certificateholders, the Certificate Insurer will be entitled to be subrogated to the rights of the Class A-1 Certificateholders, the Class A-2 Certificateholders and Class A-1O Certificateholders to the extent of such Insured Amounts.

         SECTION 4.08. Basis Risk Reserve Fund.

         (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

         (b) On the Closing Date, $5,000.00 will be deposited by the Depositor into the Basis Risk Reserve Fund. On each Distribution Date, the Trustee shall transfer from the Certificate Account to the Basis Risk Reserve Fund pursuant to Section 4.01(d)(xi) the Required Basis Risk Reserve Fund Deposit. Amounts on deposit in the Basis Risk Reserve Fund can be withdrawn by the Trustee in connection with any Distribution Date to fund the amounts required to be distributed to holders of the Offered Certificates pursuant to Section 4.01(d)(vi) through (x) to the extent Net Monthly Excess Cashflow on such date is insufficient to make such payments. In addition, any distributions of Net Monthly Excess Cashflow (provided that the portion of the Net Monthly Excess Cashflow representing payments received under the Yield Maintenance Agreement and High LTV Collections shall be distributed first, until such amounts have been reduced to zero, and the remainder of the Net Monthly Excess Cashflow shall be distributed thereafter) to the holders of the Offered Certificates pursuant to Section 4.01(d)(vi) through (x) shall be deemed to have been deposited in the Basis Risk Reserve Fund and paid to such holders. On any Distribution Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Basis Risk Reserve Fund Amount shall be distributed to the Class OC Interest pursuant to Section 4.01(d)(xiv). Funds in the Basis Risk Reserve Fund may be invested in Eligible Investments by the Trustee at the direction of the holders of the Class OC Interest maturing on or prior to the next succeeding Distribution Date. Any net investment earnings on such amounts shall be payable to the holders of the Class OC Interest. The Trustee shall account for the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Class OC Interest shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein. The Trustee shall treat amounts transferred by the Master REMIC to the Basis Risk Reserve Fund as distributions to the Class OC Interest for all Federal tax purposes. In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall remain uninvested. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.08(b) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Holders of the Class C Certificates in the same manner as if distributed pursuant to Section 4.01(d)(xiv) hereof.

         (c) On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Class A Certificates and the Mezzanine Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on the Class A Certificates and the Mezzanine Certificates shall be deposited into the Certificate Account and distributed to the Holders of the Class C Certificates in the same manner as if distributed pursuant to Section 4.01(d)(xiv) hereof.

         The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class OC Interest, and that are not assets of any REMIC. The Trustee shall treat the rights of the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class OC Interest in favor of the Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders. Thus, each REMIC Regular Interest shall be treated as representing ownership of not only REMIC Regular Interests, but also ownership of an interest in interest rate cap contracts or a separate contractual right. For purposes of determining the issue price of the REMIC Regular interests, the Trustee shall assume that the Basis Risk Reserve Fund has a value of approximately 168 basis points of the Cut-off Date Pool Principal Balance.

                                  ARTICLE V

                               THE CERTIFICATES

         SECTION 5.01. The Certificates.

         (a) Each of the Class A Certificates, the Class A-IO Certificates, the Mezzanine Certificates, the Class C Certificates and the Residual Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trust of the Trust Fund. The Class A Certificates shall be issued in registered form with a minimum dollar denomination of $25,000 and integral dollar multiples of $1.00 in excess thereof. The Class A-IO Certificates and the Mezzanine Certificates shall be issued in registered form in minimum denominations of $250,000 and integral multiple of $1 in excess thereof. The Class C Certificates and the Class R Certificates are issuable in any Percentage Interests; provided, however, that the sum of all such percentages for each such Class totals 100% and no more than ten Certificates of each such Class may be issued.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to
Section 5.02(c), the Class A Certificates, the Class A-IO Certificates and each Class of the Mezzanine Certificates (other than the Class B-2 Certificates) shall be Book-Entry Certificates. The other Classes of Certificates shall be issued as definitive, fully registered certificates and shall not be Book-Entry Certificates.

         (b) The Class A Certificates, the Class A-IO Certificates and each Class of Mezzanine Certificates (other than the Class B-2 Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee (or a nominee of the Depository for the respective accounts of the operator of the Euroclear system ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream" and, together with Euroclear, each a "Clearance System"), and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 5.02(c).

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the Certificate Balance of a Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of the Certificate Balance or the requisite Percentage Interests.

         Whenever any notice or other communication is required to be given to Certificateholders of any Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

         (c) The Class B-2 Certificates, Class HL Certificates, Class C Certificates and the Residual Certificates shall be issued in definitive fully registered certificates ("Definitive Certificates") and shall not be Book-Entry Certificates.

         SECTION 5.02. Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the holder thereof may exchange, in the manner described above, such Class R Certificate for three separate certificates, each representing such holder's respective Percentage Interest in the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

         (b) Except as provided in paragraph (c) and (d) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee (or a nominee of the Depository for the respective accounts of the a Clearance System) and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

         (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository or if at any time such Depository ceases to be a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and (y) the Trustee or the Depositor is unable to locate a qualified successor within 90 days after such notice, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Termination Event, the Certificate Owners of the Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advise the Trustee and Depository through the applicable financial intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (i) or (ii) above, or the Servicer's expense, in the case of (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Certificate Administrator, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (d) The provisions of this Section 5.02(d) shall apply to (i) all Transfers of Ownership Interests in Class B-2 Certificates, Class C Certificates, Class HL Certificates and Residual Certificates and (ii) all Transfers of Ownership Interests in ERISA-Restricted Certificates, as set forth herein.

         No transfer, sale, pledge or other disposition of any Class B-2 Certificate, Class C Certificate, Class HL Certificate or Residual Certificate or any Ownership Interest therein shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. The Residual Certificates may not be sold or resold, as the case may be, to non-U.S. Persons.

         In the event of any such transfer of any Definitive Certificate, except with respect to the initial transfer of any Definitive Certificate by the Depositor, such transfer shall be made in only reliance upon Rule 144A under the 1933 Act. The Trustee shall require, prior to any other sale or other transfer of a Class B-2 Certificate, Class C Certificate, Class HL Certificate or a Residual Certificate, that the Certificateholder's prospective transferee deliver to the Trustee a certificate relating to such transfer substantially in the form of the applicable Exhibit F hereto, and in the case of a sale or other transfer of a Residual Certificate, a certificate relating to such transfer substantially in the form of Exhibit J hereto, or such other form as may be acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Definitive Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         The Trustee shall be entitled to rely conclusively on any certificate required by this Section 5.02 to be executed in connection with the transfer of any Class B-2 Certificate, Class C Certificate, Class HL Certificate or Residual Certificate, and shall be entitled to presume conclusively the continuing accuracy thereof from time to time, in each case without further inquiry or investigation.

         The Trustee shall not be responsible for ascertaining whether any transfer complies with, or for otherwise monitoring or determining compliance with, the requirements or terms of the 1933 Act, applicable state securities laws, ERISA or the Code; except that if a certificate is specially required by the terms of this Section 5.02 to be provided to the Trustee by a prospective transferor transferee, the Trustee shall examine the same to determine whether it conforms substantially on its face to the applicable requirements of this
Section 5.02.

         (e) No transfer of any ERISA-Restricted Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless (i) the acquirer or holder is an insurance company; (ii) the source of funds used to acquire or hold such Certificate or interest therein is an "insurance company general account", as defined in U.S. Department of Labor Prohibited Transaction Class Exemption 95-60; (iii) the conditions in Sections I and III of PTCE 95-60 have been satisfied and (iv) the ERISA-Restricted Certificate is not a Residual Certificate and has been the subject of an ERISA-Qualifying Underwriting. So long as the Class M-1 Certificates, Class M-2 Certificates and Class B-1 Certificates are in book-entry form, each beneficial owner of a Class M-1 Certificate, Class M-2 Certificate, Class B-1 Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate or interest therein, that either (i) it is not a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan; or (ii) with respect to an ERISA Restricted Certificate that is not a Residual Certificate and has been the subject of an ERISA Qualifying Underwriting (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account" as such term is defined in PTCE 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         No transfer of any Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan. Each Holder or beneficial owner of a Residual Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate or interest therein, that it is not a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan.

         If any Certificate or any interest therein is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Trustee and the Trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

         Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

               A. an affidavit in the applicable Exhibit F hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

               B. a covenant of the proposed transferee in substantially the form of Exhibit J to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

          (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

          (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Administrator will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Certificate Administrator shall be entitled to additional compensation from any such Person for providing such information.

The foregoing provisions of this Section which are applicable solely to the Residual Certificates shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer which are applicable solely to the Residual Certificates set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and
(ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

         (f) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

         SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Certificate Insurer, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.04. Persons Deemed Owners.

         The Servicer, the Backup Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent and any agent of the Servicer, the Backup Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer or any Paying Agent may treat the Person, including the Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Servicer, the Backup Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

         SECTION 5.05. Appointment of Paying Agent.

         (a) The Paying Agent shall make distributions to Certificateholders from the Certificate Account pursuant to Section 4.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Certificate Account pursuant to Section 3.25 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor and the Certificate Insurer.

         (b) Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

         SECTION 6.01. Liability of the Depositor and the Servicer; Liabilities to Obligors.

         (a) The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and Servicer and undertaken hereunder by the Depositor and the Servicer herein.

         (b) No liability to any Obligor under any of the Contracts arising out of any act or omission to act of the Servicer in servicing the Contracts prior to the Closing Date is intended to be assumed by the Depositor, the Backup Servicer, the Trustee, the Certificate Administrator or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Depositor, the Backup Servicer, the Trustee, the Certificate Administrator and the Certificateholders expressly disclaim such assumption.

         SECTION 6.02. Servicer's Indemnities.

         The Servicer shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Administrator, the Certificate Registrar, the Paying Agent, the Backup Servicer and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any action taken by the Servicer with respect to any Contract or Manufactured Home constituting a failure by the Servicer to perform its obligations under this Agreement. This indemnity shall survive any Servicing Termination Event (but a Servicer's obligations under this Section 6.02 shall not relate to any actions of any subsequent Servicer after a Servicing Termination Event) and any payment of the amount owing under, or any repurchase by the Originator or substitution by the Originator of, any such Contract.

         SECTION 6.03. Operation of Indemnities.

         Indemnification under this Article VI shall include reasonable fees and expenses of counsel and expenses of litigation. Any amounts received by the Trustee from the Servicer pursuant to this Article VI in indemnification of the Trust Fund shall be deposited in the Certificate Account pursuant to
Section 3.05. If the Servicer has made any indemnity payments to the Trustee pursuant to this Article VI and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Servicer, together with any interest collected thereon.

         SECTION 6.04. Merger or Consolidation of the Depositor or the Servicer.

         The Depositor and the Servicer will each keep in full effect their existence, rights and franchises as a Delaware corporation and a Delaware limited liability company, respectively, and will obtain and preserve their respective qualification to do business as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Contracts and to perform their respective duties under this Agreement.

         Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the requirements of Section 6.07 with respect to the qualifications of a successor to the Servicer. The Depositor and the Servicer shall each promptly notify each Rating Agency and the Certificate Insurer of any such merger to which it is a party.

         The conversion of GreenPoint's organizational structure from a Delaware limited liability company to a corporation, partnership or other entity shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of GreenPoint as or Servicer hereunder, provided, however, that if any such corporation, partnership or other entity is organized under the laws of a state other than the State of Delaware, GreenPoint shall have taken all steps, as evidenced by an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, to maintain the perfection of the interests of the Trustee in the Contracts.

         SECTION 6.05. Limitation on Liability of the Depositor, the Servicer and Others.

         None of the Depositor, the Servicer or any of their members, shareholders, directors, officers, employees or agents shall be under any liability to the Trustee or the Certificateholders for any errors in judgment or any action taken or for refraining from the taking of any action in good faith, pursuant to this Agreement; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misconduct or gross negligence. The Depositor, the Servicer and any of their members, shareholders, directors, officers, employees or agents may rely on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which arises under this Agreement (other than in connection with the enforcement by the Servicer of any Contract in accordance with this Agreement) and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may in its discretion undertake any such other legal action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such other legal action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities payable from the Certificate Account, and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 3.25.

         SECTION 6.06. Assignment by Servicer.

         Notwithstanding any provision to the contrary in this Agreement without the consent of the Trustee or any Certificateholder, the Servicer may, with the consent of the Certificate Insurer (provided that if a Certificate Insurer Default has occurred and is continuing, no consent of the Certificate Insurer needs to be obtained), which consent shall not be unreasonably withheld, assign its rights and delegate its duties and obligations under this Agreement to another Person; provided that such Person shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; and further provided that each Rating Agency's rating of any Class of the Certificates (without taking into account the Policy) in effect immediately prior to such assignment and delegation will not be withdrawn or reduced as a result of such assignment and delegation, as evidenced by a letter from each Rating Agency. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and in such delegation.

         SECTION 6.07. Successor to the Servicer.

         Within sixty (60) days of the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 7.01 or
Section 7.07, the Backup Servicer (as described in Section 3.26) or the Trustee shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (ii) with the consent of the Depositor and the Certificate Insurer (provided that if a Certificate Insurer Default has occurred and is continuing, no consent of the Certificate Insurer needs to be obtained), which consent shall not be unreasonably withheld, appoint a successor which shall have a net worth of not less than $50,000,000 and shall have serviced for at least one year prior to such appointment a portfolio of not less than $100,000,000 principal balance of manufactured housing installment sale contracts or installment loans and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. If the Trustee has become the successor to the Servicer in accordance with this Section 6.07, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, a successor satisfying the requirements set out in clause (ii) above. In connection with any appointment of a successor Servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree or such court shall determine; provided, however, that the Monthly Servicing Fee shall not be in excess of a monthly amount equal to 1/12th of the product of 1% and the Pool Principal Balance for the Distribution Date in respect of which such compensation is being paid without the consent of all of the Certificateholders, the Certificate Insurer and notice to each Rating Agency. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 6.06 or 7.01, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, shall cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The assignment by a Servicer pursuant to Section 6.06 or removal of Servicer pursuant to Section
7.01 shall not become effective until a successor shall be appointed pursuant to this Section 6.07. The Servicer being terminated pursuant to Section 7.01 or Section 6.06 shall bear all costs of a transfer of servicing therefrom, including but not limited to those of the Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, and costs of amending the Agreement, if necessary.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any assignment by or termination of the Servicer pursuant to Section 6.06 or 7.01 or the termination of this Agreement pursuant to Section 9.01 shall not affect any claims that the Trustee may have against the Servicer arising prior to any such termination or resignation.

         The Servicer shall timely deliver to the successor the funds in the Certificate Account and REO Account and all Contract Files, Land Home Contract Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as reasonably may be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. Without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including transfer instruments in respect of certificates of title and financing statements relating to the Manufactured Homes), and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination.

         Upon a successor's acceptance of appointment as such, the Trustee shall notify in writing the Certificateholders and each Rating Agency of such appointment.

         SECTION 6.08. Responsibility of the Depositor in Respect of the Servicer.

         The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                                 ARTICLE VII

                                    DEFAULT

         SECTION 7.01. Servicer Termination Events.

         "Servicer Termination Event," wherever used herein, means any one of the following events:

         (a) any failure by the Servicer to make any deposit or payment, or to remit to the Trustee any payment, required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights; or

         (b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, including the failure to deliver a Monthly Report, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer, the Trustee and the Depositor by the Certificate Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights; or

         (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

         (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing.

Upon the occurrence of a Servicer Termination Event, then, and in each and every such case, so long as such Servicer Termination Event shall not have been cured or waived, the Trustee may with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld; provided that if an Insurer Default has occurred and is continuing, no consent of the Certificate Insurer needs to be obtained) and, the Trustee shall at the written direction of the Certificate Insurer, or if an Insurer Default has occurred and is continuing, at the written direction of the

Holders of Certificates entitled to at least 51% of the Voting Rights by notice in writing to the Servicer, terminate all the rights and obligations of the Servicer under this Agreement, including, without limitation, all rights with respect to the Contracts and the proceeds thereof, except any responsibility for its acts or omissions during its tenure as Servicer hereunder. The Trustee shall send a copy of a notice of any Servicer Termination Event to each Rating Agency, the Certificate Insurer, the LIBOR Cap Counterparty and the Depositor. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.07. Upon the occurrence of a Servicer Termination Event which shall not have been remedied, the Trustee may, and shall at the direction of the Certificate Insurer also pursue whatever rights it may have at law or in equity to damages, including injunctive relief and specific performance. The Trustee will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Certificateholders or the Certificate Insurer unless such Certificateholders or the Certificate Insurer have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur.

         SECTION 7.02. Waiver of Defaults.

         The Certificate Insurer, or if an Insurer Default has occurred and is continuing, the Holders of Certificates entitled to at least 25% of the Voting Rights may waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required remittance to the Trustee for distribution on any of the Certificates may be waived only by the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         SECTION 7.03. Backup Servicer/Trustee to Act, Appointment of
Successor.

         Within sixty (60) days of the termination of the Servicer's responsibilities and duties under this agreement, the Backup Servicer, and if the Backup Servicer is unable to act, the Trustee or its appointed agent, shall be the successor in all respects to the Servicer as provided in Section
6.07 hereof. Notwithstanding the above, or anything in Section 6.07 to the contrary, neither the Backup Servicer nor the Trustee, if either becomes Servicer pursuant to this Section, shall have any responsibility or obligation
(i) to repurchase or substitute for any Contract, (ii) for any representation or warranty of the Servicer hereunder, and (iii) for any act or omission of either a predecessor or successor Servicer other than the Backup Servicer or the Trustee, as applicable. The Backup Servicer or Trustee may conduct any activity required of it as Servicer hereunder through an Affiliate or through an agent. None of the Backup Servicer, the Trustee nor any other successor Servicer shall be deemed to be in default hereunder due to any act or omission of a predecessor Servicer, including but not limited to failure to timely deliver to the Trustee any Monthly Report, any funds required to be deposited to the Trust Fund, or any breach of its duty to cooperate with a transfer of servicing as required by Section 6.07.

         SECTION 7.04. Notification to Certificateholders.

         (a) Upon any such termination pursuant to Section 7.01 or 7.07, the Trustee shall give prompt written notice thereof to the Depositor, the Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency and the Insurers.

         (b) Within 60 days after the occurrence of any Servicer Termination Event, the Trustee shall transmit by mail to all Holders of Certificates and the Certificate Insurer notice of each such Servicer Termination Event hereunder known to the Trustee, unless such Servicer Termination Event shall have been cured or waived.

         SECTION 7.05. Effect of Transfer.

         (a) After a transfer of servicing duties to a successor Servicer pursuant to Section 6.04, 6.06, 6.07, 7.01 or 7.07, the Backup Servicer, the Trustee or the successor Servicer shall notify Obligors to make payments that are due under the Contracts after the effective date of the transfer of servicing duties directly to the successor Servicer.

         (b) After the transfer of servicing duties to a successor Servicer pursuant to Section 6.04, 6.06, 6.07, 7.01 or 7.07, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts, but shall remain liable for any liability arising from the replaced Servicer's actions hereunder and shall remain entitled to any compensation due the replaced Servicer that had already accrued prior to such transfer.

         (c) A transfer of servicing duties to a successor Servicer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer pursuant to Article VI).

         SECTION 7.06. Transfer of the Account.

         Notwithstanding the provisions of Section 7.01 or 7.07, if the Certificate Account shall be maintained with the Servicer or an Affiliate of the Servicer and a Servicing Termination Event shall occur and be continuing, the Servicer, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Servicing Termination Event, shall establish a new account, which shall be an Eligible Account, conforming with the requirements of this Agreement, at the trust department of the Trustee or with a depository institution other than the Servicer or an Affiliate of the Servicer, and shall promptly transfer all funds in the Certificate Account to such new Certificate Account, which shall thereafter be deemed the Certificate Account for the purposes hereof.

         SECTION 7.07. Servicing Triggers.

         "Servicing Trigger," wherever used herein, means if any one or more of the following events shall occur and be continuing with respect to a Distribution Date:

         (a) the Cumulative Realized Losses as of such Distribution Date exceed (a) if such Distribution Date is from and including April 2002 and up to and including March 2004, 11.5% of the Cut-Off Date Pool Principal Balance,
(b) if such Distribution Date is from and including April 2004 and up to and including March 2005, 12.5% of the Cut-Off Date Pool Principal Balance, (c) if such Distribution Date is from and including April 2005 and up to and including March 2006, 14.0% of the Cut-Off Date Pool Principal Balance, (d) if such distribution date is from and including April 2006 and up to and including March 2007, 15.0% of the Cut-Off Date Pool Principal Balance, (e) if such Distribution Date is from and including April 2007 and up to and including March 2008, 16.0% of the Cut-Off Date Pool Principal Balance, (f) if such distribution date is from and including April 2008 and up to and including March 2009, 17.0% of the Cut-Off Date Pool Principal Balance, (g) if such Distribution Date is from and including April 2009 and up to and including March 2010, 18.0% of the Cut-Off Date Pool Principal Balance, and
(h) if such Distribution Date is on or after April 2010, 18.5% of the Cut-Off Date Pool Principal Balance; or

         (b) the Twelve-Month Realized Loss Ratio as of such Distribution Date exceeds (a) if such Distribution Date is from and including April 2002 and up to and including March 2006, 5.5% and (b) if such Distribution Date is on or after April 2006, 4.5%, and, in each case, the Twelve-Month Realized Loss Ratio continues to exceed the specified percentage for a period of six months or more; or

         (c) the Average Thirty-Day Plus Delinquency Percentage exceeds 5.5% and the Average Thirty-Day Plus Delinquency Percentage continues to exceed 5.5% for a period of six months or more; or

         (d) the Average Sixty-Day Plus Delinquency Percentage exceeds 4.0% and the Average Sixty-Day Plus Delinquency Percentage continues to exceed 4.0% for a period of six months or more.

         then, in each and every such case, and so long as no Insurer Default has occurred and is continuing, the Certificate Insurer may send written notice to the Trustee and the Certificateholders of its intention to remove the Servicer and appoint a successor Servicer and the date on which such removal will take place; provided, however, that such date shall be at least 30 calendar days from the date of such notice. Neither the Trustee nor the Certificateholders shall have the right to initiate removal of, or remove, the Servicer if a Servicing Trigger has occurred.

                                 ARTICLE VIII

           CONCERNING THE TRUSTEE AND THE CERTIFICATE ADMINISTRATOR

         SECTION 8.01. Duties of Trustee.

         (a) The Trustee, prior to the occurrence of a Servicer Termination Event and after the curing or waiver of all events of default which may have occurred, and the Certificate Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Certificate Administrator, respectively. If a Servicer Termination Event has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Certificate Administrator pursuant to any provision of this Agreement, the Trustee and the Certificate Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Certificate Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer; provided, further, that neither the Trustee nor the Certificate Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement; provided, further, if any such instrument is found not to conform to the requirements of this Agreement in a material manner the Trustee or the Certificate Administrator, as applicable, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's or the Certificate Administrator, as applicable, satisfaction, the Trustee or the Certificate Administrator, as applicable, will provide notice thereof to the Certificateholders and to the Certificate Insurer.

         (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Certificate Account as provided in Section 4.01 herein based upon the report of the Certificate Administrator.

         (d) No provision of this Agreement shall be construed to relieve the Trustee or the Certificate Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                    (i) Prior to the occurrence of a Servicer Termination Event, and after the curing or waiver of all such events of default which may have occurred, the duties and obligations of the Trustee and the Certificate Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Certificate Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Certificate Administrator and, in the absence of bad faith on the part of the Trustee or the Certificate Administrator, respectively, the Trustee or the Certificate Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Certificate Administrator, respectively, and conforming to the requirements of this Agreement;

                    (ii) Neither the Trustee nor the Certificate Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Certificate Administrator, respectively, unless it shall be proved that the Trustee or the Certificate Administrator, respectively, was negligent in ascertaining the pertinent facts;

                    (iii) Neither the Trustee nor the Certificate Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates entitled to at least 25% of the Voting Rights or at the direction of the Certificate Insurer, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Certificate Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Certificate Administrator, respectively, under this Agreement;

                    (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Servicer Termination Event unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof or the Trustee receives written notice thereof from the Certificate Insurer, the Servicer or the Holders of Certificates entitled to at least 25% of the Voting Rights. In the absence of such notice, the Trustee may conclusively assume there is no such default or Servicer Termination Event;

                    (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                    (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Certificate Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Certificate Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                    (vii) None of the Certificate Administrator, the Custodian, the Servicer or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another. Neither the Trustee nor the Certificate Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Certificate Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Servicer and the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement will be promptly so deposited by the Servicer and the Trustee.

         (f) Except for those actions that the Trustee or the Certificate Administrator is required to take hereunder, neither the Trustee nor the Certificate Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         SECTION 8.02. Certain Matters Affecting the Trustee and the Certificate Administrator.

         Except as otherwise provided in Section 8.01:

         (a) The Trustee and the Certificate Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Depositor, Servicer or the Backup Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee and the Certificate Administrator may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) Neither the Trustee nor the Certificate Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Termination Event of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 7.03, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

         (d) Prior to the occurrence of a Servicer Termination Event hereunder and after the curing or waiver of all events of default which may have occurred, neither the Trustee nor the Certificate Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Neither the Trustee nor the Certificate Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or Holders of Certificates entitled to at least 25% of the Voting Rights and provided that the payment within a reasonable time to the Trustee or the Certificate Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Certificate Administrator, as applicable, reasonably assured to the Trustee or the Certificate Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Certificate Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

         (f) The Trustee and the Certificate Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Contract Files under this Agreement without the express written consent of the Servicer and the Certificate Insurer, which consent will not be unreasonably withheld. Neither the Trustee nor the Certificate Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Certificate Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the

Trustee or the Certificate Administrator with due care and, when required, with the consent of the Servicer;

         (g) Should the Trustee or the Certificate Administrator deem the nature of any action required on its part, other than a payment or transfer under Section 4.01, to be unclear, the Trustee or the Certificate
Administrator, respectively, may require prior to such action that it be provided with reasonable further instructions;

         (h) The right of the Trustee or the Certificate Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Certificate Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act;

         (i) Neither the Trustee nor the Certificate Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 8.14;

         (j) Neither the Trustee nor the Certificate Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Contract by the Originator pursuant to this Agreement or the Sale and Servicing Agreement, as applicable, or the eligibility of any Contract for purposes of this Agreement;

         (k) [Reserved;] and

         (l) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee or the Certificate Administrator may be enforced without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Certificate Administrator shall be brought in the name of the Trustee or Certificate Administrator, as applicable, for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

         SECTION 8.03. Trustee and Certificate Administrator Not Liable for Certificates or Contracts.

         The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Certificate Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Certificate Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Contract or related document; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Contract Files pursuant to Sections 2.03 and 3.16 if it has actual knowledge of the Custodian's failure to do so. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee or the Certificate Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Contracts. Subject to the provisions of Section 2.08, neither the Trustee nor the Certificate Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Certificate Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Home Loan Contract, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Certificate Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer and in such case only to the extent of the Servicer's obligations hereunder).

         SECTION 8.04. Trustee and Certificate Administrator May Own
Certificates.

         The Trustee and the Certificate Administrator in its individual capacity or any capacity other than as Trustee or Certificate Administrator, as applicable, hereunder may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Certificate Administrator, as applicable, and may transact any banking and trust business with the Originator, the Servicer, the Depositor or their Affiliates.

         SECTION 8.05. Trustee's and Certificate Administrator's Fees and Expenses; Indemnification.

         (a) In addition to its rights to the Monthly Trustee Fee and certain investment earnings in respect of amounts on deposit in the Certificate Account as set forth herein, the Trustee and the Certificate Administrator will be entitled to certain fees and reimbursement for certain expenses for its services hereunder. The Trust Fund will be liable for the Trustee's expenses, including all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from the Trustee's willful misfeasance, bad faith or negligence or which is the responsibility of the Certificateholders or the Servicer hereunder. With respect to the Trustee, such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         (b) The Trustee, the Certificate Administrator, the Backup Servicer, the REMIC Administrator and each of their respective officers, directors, employees and agents (each, an "Indemnified Person") shall be indemnified and held harmless by the Trust Fund from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable fees and expenses of counsel, imposed on, incurred by or asserted against the Indemnified Person in any way relating to or arising out of this Agreement or arising out of or in connection with the performance of any duties or obligations under this Agreement or the exercise of any rights under this Agreement, unless such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against such Indemnified Person solely as a result of the breach by Indemnified Person of its obligations hereunder or such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement. The foregoing indemnification shall survive the resignation, removal or termination of the Trustee, the Certificate Administrator, the Backup Servicer or the REMIC Administrator and the termination of this Agreement.

         SECTION 8.06. Eligibility Requirements for Trustee and Certificate Administrator.

         The Trustee and any successor Trustee and the Certificate Administrator and any successor Certificate Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by Fitch Inc. with respect to their long-term rating and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee or successor Certificate Administrator other than pursuant to Section 8.09, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee or the Certificate Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee or the Certificate Administrator shall resign immediately in the manner and with the effect specified in Section 8.07.

         SECTION 8.07. Resignation and Removal of the Trustee and Certificate Administrator.

         (a) The Trustee and the Certificate Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Servicer, with a copy to the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Certificate Administrator, as applicable, reasonably acceptable to the Certificate Insurer by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Certificate Administrator, as applicable, and the successor Trustee or Certificate Administrator, as applicable. If no successor Trustee or Certificate Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, then the Certificate Insurer may appoint such successor, and if the Certificate Insurer fails to do so within 30 days, the resigning Trustee or Certificate

Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Certificate Administrator.

         (b) If at any time the Trustee or the Certificate Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor (with the written consent of the Certificate Insurer) or by the Certificate Insurer or if at any time the Trustee or the Certificate Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Certificate Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Certificate Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor (with the consent of the Certificate Insurer) shall promptly remove the Trustee, or shall be entitled to remove the Certificate Administrator, as applicable, and (with the consent of the Certificate Insurer) appoint a successor Trustee or Certificate Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee or Certificate Administrator, as applicable, so removed, the Certificate Insurer, and the successor Trustee or Certificate Administrator, as applicable. If no successor Trustee or Certificate Administrator, as applicable, shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, then the Certificate Insurer may appoint a successor Trustee or Certificate Administrator, as applicable, that is the subject of such removal shall deliver a copy of such instrument to the Certificateholders, the Certificate Insurer and the Servicer.

         (c) The Certificate Insurer or the Holders of Certificates entitled to at least 51% of the Voting Rights (with the consent of the Certificate Insurer) may at any time remove the Trustee or the Certificate Administrator and appoint a successor Trustee or Certificate Administrator by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Servicer, the Certificate Administrator (if the Trustee is removed), the Trustee (if the Certificate Administrator is removed), the Certificate Insurer, and the Trustee or Certificate Administrator so removed and the successor so appointed.

         (d) No resignation or removal of the Trustee or the Certificate Administrator and appointment of a successor Trustee or Certificate Administrator pursuant to any of the provisions of this Section 8.07 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee or Certificate Administrator as provided in Section 8.08.

         SECTION 8.08. Successor Trustee and Successor Certificate
Administrator.

         (a) Any successor Trustee or Certificate Administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Certificate Insurer and to its predecessor Trustee or Certificate Administrator an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee or Certificate Administrator shall then become effective and such successor Trustee or Certificate Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Certificate Administrator herein. The predecessor Trustee or Certificate Administrator shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee or Certificate Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee or Certificate Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee or Certificate Administrator, as applicable, all such rights, powers, duties and obligations.

         (b) No successor Trustee or Certificate Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee or Certificate Administrator shall be eligible under the provisions of Section 8.06.

         (c) Upon acceptance of appointment by a successor Trustee or Certificate Administrator as provided in this Section 8.08, the successor Trustee or Certificate Administrator shall mail notice of the succession of such Trustee or Certificate Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies and the Certificate Insurer.

         (d) Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

         SECTION 8.09. Merger or Consolidation of Trustee or Certificate Administrator.

         Any state bank or trust company or national banking association into which the Trustee or the Certificate Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Certificate Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Certificate Administrator, respectively, shall be the successor of the Trustee or the Certificate Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 8.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

         SECTION 8.11. Limitation of Liability.

         (a) The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the trust created hereunder, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the trust created hereunder.

         (b) None of the Trustee, Backup Servicer, Certificate Administrator or REMIC Administrator or any of their members, shareholders, directors, officers, employees or agents shall be under any liability to the Depositor, Servicer, Custodian or the Certificateholders for any errors in judgment or any action taken or for refraining from the taking of any action in good faith, pursuant to this Agreement; provided, however, that this provision shall not protect the Trustee, Backup Servicer, Certificate Administrator or REMIC Administrator or any such Person against any liability that would otherwise be imposed by reason of its willful misconduct or negligence. The Trustee, the Backup Servicer, Certificate Administrator or REMIC Administrator and any of their members, shareholders, directors, officers, employees or agents may rely on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Backup Servicer nor the REMIC Administrator shall be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered the Backup Servicer or REMIC Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

         SECTION 8.12. Access to Trustee's Records and Officers.

         The Trustee shall afford the Seller, the Originator, the Depositor, the Servicer, the Certificate Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Seller, the Depositor, the Servicer, the Certificate Insurer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Originator the Servicer, the Depositor, the Certificate Insurer and such Certificateholder and shall make available to the Seller, the Originator, the Servicer, the Depositor, the Certificate Insurer and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Originator, the Depositor, the Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

         SECTION 8.13. Suits for Enforcement.

         In case a Servicer Termination Event or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, shall, at the direction of the Certificate Insurer or of the Holders of Certificates evidencing 51% of the Voting Rights (with the consent of the Certificate Insurer), or may, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

         SECTION 8.14. Insurance.

         The Trustee and the Certificate Administrator, at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Certificate Administrator as to the Trustee's or the Certificate Administrator's, respectively, compliance with this Section 8.14 shall be furnished to any Certificateholder or the Certificate Insurer upon reasonable written request.

         SECTION 8.15. Reports to the Securities and Exchange Commission.

         Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2003, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2003, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Contracts as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section.

                                  ARTICLE IX

                                  TERMINATION

         SECTION 9.01. Termination Upon Repurchase or Liquidation of All Contracts.

         (a) The respective obligations and responsibilities under this Agreement of the Depositor, the Servicer, the Backup Servicer, the Certificate Administrator and the Trustee (other than the obligations of the Trustee to make payments in respect of the Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Contracts and each REO Property remaining in the Trust Fund (including payment pursuant to Section 9.02 below) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof and (b) the Distribution Date in March 2032. The purchase by the Terminator of all Contracts and each REO Property remaining in the Trust Fund shall be at a price (the "Termination Price") equal to the greater of (A) the aggregate Repurchase Price of all the Contracts included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (B) the aggregate fair market value of all of the assets of the Trust Fund.

         (b) The majority Holder of the Class C Certificates, or, in the event the majority Holder of the Class C Certificates fails to exercise the right described in this Section 9.01(b) at the earliest opportunity, the Servicer (in either case, the "Terminator") shall have the right, to purchase all of the Contracts and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph on or after the Distribution Date occurring in April 2005, and, in any case, no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Contracts and each REO Property remaining in the Trust Fund pursuant to clause (a)(i) above only if (A) the aggregate Principal Balance of the Contracts and each REO Property remaining in the Trust Fund at the time of such election (after giving effect to Scheduled Payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related due period) is reduced to less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date and (B) either (x) the Certificate Insurer shall have consented in writing to such purchase or (y) as a result of such purchase, no draws under the Policy will occur, no unreimbursed Cumulative Insurance Payments will be unpaid to the Certificate Insurer and no other amounts owed to the Certificate Insurer under the Insurance Agreement will be unpaid to the Certificate Insurer.

         (c) Notice of the liquidation of the Trust Fund shall be given promptly by the Trustee by letter to the Certificate Insurer and to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Contracts and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Certificates from and after the end of the calendar month preceding such final Distribution Date and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. In the event such notice is given in connection with the purchase of all of the Contracts and each REO Property remaining in the Trust Fund by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Certificate Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. The Trustee shall remit to the Servicer from such funds deposited in the Certificate Account (i) any amounts which the Servicer would be permitted to withdraw and retain from the Certificate Account pursuant to Section 3.25 and
(ii) any other amounts otherwise payable by the Trustee to the Servicer from amounts on deposit in the Certificate Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to
Section 9.01(d) below. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly cause the Custodian to release to the Terminator the Contract Files for the remaining Contracts, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

         (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section
4.01 in respect of the Certificates so presented and surrendered. By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of the par value of the Contracts, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Residual Certificates. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to Section 4.01(h) and this Section 9.01(d) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice, and, if necessary thereafter, a final notice, to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto in accordance with Section 4.01(h). If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay all such amounts in accordance with Section 4.01(h).

         Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

         SECTION 9.02. Auction.

         On the Distribution Date that is three months prior to the Final Scheduled Distribution Date, the Trustee (on behalf of the Certificateholders) shall solicit bids for the purchase of the Contracts and all other property of the Trust. To effectuate such sale, the Trustee shall make reasonable efforts to sell all of the property of the Trust for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which shall include the good faith solicitation of competitive bids, and the receipt of such bids from no fewer than two prospective purchasers that are considered at the time to be competitive participants in the applicable market. The Trustee shall consult Bear, Stearns & Co. Inc. or any other financial advisor of its choice in determining whether the fair market value of the property of the Trust has been offered. The Trustee shall sell all of the property of the Trust to the highest bidder. The Trustee shall be entitled to reimbursement for all costs and expenses incurred by it under this Section 9.02, which costs and expenses shall constitute an Extraordinary Trust Fund Expense and be reimbursable in accordance with Section 4.01.

         The Trustee (or an agent thereof) shall sell all of the property of the Trust to the highest bidder; provided, that (i) the sale price shall not be less than the Minimum Bid Price, (ii) the Trustee shall have received bids from no fewer than two prospective purchasers and (iii) if the Class A Certificates or Class A-IO Certificates are outstanding, the Certificate Insurer shall have approved the sale price; and provided further, that the Trustee (or an agent thereof) shall not sell the Contracts and other property of the Trust to the Seller or the Depositor. The Trustee shall be entitled to reimbursement for all costs and expenses incurred by it under this Section 9.02.

         If after following the procedures set forth in the immediately preceding paragraph the Trustee is unable to identify a prospective purchaser of the Trust property that is willing to pay the Minimum Bid Price therefor, the Trustee (or an agent thereof) shall repeat the above-specified process at three-month intervals until the property of the Trust has been sold.

         SECTION 9.03. Additional Termination Requirements.

         (a) In the event that the Trust Fund is terminated according the requirements of Section 9.01 or 9.02, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) within 90 days prior to the final Distribution Date set forth in the notice given under Section 9.01(c), the Terminator shall adopt a plan of complete liquidation of each REMIC created hereunder; simultaneously with any successful auction conducted under Section 9.02, the Trustee (or agent thereof) shall adopt a plan of complete liquidation of each REMIC created hereunder; and

          (ii) at or after the time of adoption of any such plan of complete liquidation for each REMIC created hereunder, as applicable, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of each REMIC created hereunder to the Terminator or the successful bidder pursuant to Section 9.02, as applicable, for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of such REMIC prior to the close of that calendar quarter.

         (b) By its acceptance of a Class C Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate each REMIC created hereunder.

                                  ARTICLE X

                                  [RESERVED]

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

         SECTION 11.01. Amendment.

         This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Certificate Insurer (provided that if an Insurer Default has occurred and is continuing, no such consent needs to be obtained from the Certificate Insurer) and with the consent of the LIBOR Cap Counterparty (provided that if the LIBOR Cap Counterparty is in default under the Yield Maintenance Agreement, no such consent needs to be obtained) without the consent of any of the Certificateholders, (i) to cure any error or ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or in the Prospectus Supplement, (iii) to add to the duties or obligations of the Servicer, (iv) to obtain a rating from a nationally recognized rating agency or to maintain or improve the ratings of any Class of Certificates by each Rating Agency (it being understood that after obtaining ratings for the Certificates from Moody's and Standard & Poor's, none of the Trustee, the Depositor or the Servicer is obligated to obtain, maintain or improve any rating assigned to the Certificates) or (v) to make such other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with any other provisions herein; provided that such action specified in this clause (v) shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing the Trustee, the Depositor and the Servicer, with the consent of the Certificate Insurer, (provided that if an Insurer Default has occurred and is continuing, no such consent needs to be obtained from the Certificate Insurer) and the LIBOR Cap Counterparty (provided that if the LIBOR Cap Counterparty is in default under the Yield Maintenance Agreement, no such consent needs to be obtained), without the consent of the Certificateholders, may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each REMIC created hereunder as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against any REMIC created hereunder at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

         This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer (provided that if an Insurer Default has occurred and is continuing, no such consent needs to be obtained from the Certificate Insurer) and the LIBOR Cap Counterparty (provided that if the LIBOR Cap Counterparty is in default under the Yield Maintenance Agreement, no such consent needs to be obtained), and with the consent of the Holders of at least 66-2/3% Percentage Interest of each Class of Regular Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall

(i) reduce in any manner the amount of, or delay the timing of or change the manner in which payments required to be distributed on any Certificate or distributions of any payments under the Policy without the consent of the Holder of all Certificates affected thereby, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66-2/3% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, the Certificate Insurer, the LIBOR Cap Counterparty and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.

         The cost of any Opinion of Counsel to be delivered pursuant to this
Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

         The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

         SECTION 11.02. Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.03. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Certificate Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Certificate Insurer shall have given its written consent (not to be unreasonably withheld), and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.04. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.05. Notices.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, by facsimile (with confirmation of receipt) or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, or such other address or telecopy number as may hereafter be furnished to the Servicer and the Trustee in writing by the Depositor, (b) in the case of the Trustee, the Certificate Administrator, the Backup Servicer or the REMIC Administrator, at the Corporate Trust Office or such other address as may hereafter be furnished to the Servicer, the Certificate Administrator and the Depositor in writing by the Trustee, (c) in the case of the Servicer and/or Custodian, GreenPoint Credit, LLC, 10089 Willow Creek Road, San Diego, California 92131, Attention:
Manager, Investor Servicing, or such other address or telecopy number as may hereafter be furnished to the Trustee and the Depositor in writing by the Trustee, (d) in the case of the Certificate Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention:
Consumer Asset-Backed Securities Group or such other address as may be hereafter furnished to the Depositor, the Trustee, the Certificate Administrator and the Servicer in writing by the Certificate Insurer and (e) in the case of the Seller, EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038, (Telecopy # (972) 444-2880), Attention: Ralene Ruyle, with a copy to Virginia Darrow, 383 Madison Avenue, New York, New York 10179, or such other address or telecopy number as may hereafter be furnished to the Depositor, the Servicer and the Trustee in writing by the Seller. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

         SECTION 11.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the rights of the Certificate Insurer.

         SECTION 11.07. Notice to Rating Agencies and the Certificate Insurer.

         The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

          1.   any material change or amendment to this Agreement;

          2. the occurrence of any Servicer Termination Event that has not been cured or waived;

          3.   the resignation or termination of the Servicer or the Trustee;

          4. the repurchase or substitution of Contracts pursuant to or as contemplated by Section 2.03;

          5. the final payment to the Holders of any Class of the Certificates;

          6.   any change in the location of the Certificate Account;

          7.   [reserved]; and

          8. the filing of any claim under any Servicer's blanket bond and errors and omissions insurance policy required by Section 3.10 or the cancellation or material modification of coverage under any such instrument.

         In addition, the Certificate Administrator shall make available via its internet website identified in Section 4.02 copies of each report to Certificateholders described in Section 4.02 and the Servicer shall promptly furnish to each Rating Agency and the Certificate Insurer copies of the following:

          1.   each annual statement as to compliance described in Section
               3.20; and

          2. each annual independent public accountants' servicing report described in Section 3.21.

         Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, NY 10048,
Attention: MBS Monitoring/Bear Stearns Asset Backed Securities Inc./Madison Avenue Manufactured Housing Contract Trust 2002-A; to Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041, Re:
/Bear Stearns Asset Backed Securities Inc./Madison Avenue Manufactured Housing Contract Trust 2002-A; or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

         SECTION 11.08. Article and Section References.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         SECTION 11.09. [Reserved]

         SECTION 11.10. Rights of the Certificate Insurer.

         (a) The Certificate Insurer is an express third-party beneficiary of this Agreement.

         (b) On each Distribution Date the Certificate Administrator shall forward to the Certificate Insurer a copy of the reports furnished to the Certificateholders on such Distribution Date.

         (c) The Certificate Administrator shall provide to the Certificate Insurer copies of any report, notice, Opinion of Counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Certificate Administrator's production or receipt thereof.

         (d) Unless a Certificate Insurer Default exists, the Trustee, the Servicer and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Certificate Insurer.

         (e) So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Policy, if any, the Certificate Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates and the Class A-IO Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer, except as provided herein.

         (f) Unless a Certificate Insurer Default exists and is continuing, the Trustee, the Depositor and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Certificateholders as otherwise set forth herein.

         (g) The Trustee hereby agrees to provide to the Certificate Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Trustee as a party or that could adversely affect the Trust, the Trust Fund or the rights or obligations of the Certificate Insurer hereunder or under the Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of any Originator, the Seller, the Servicer or the Depositor, or any Affiliate thereof.

         (h) Notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary (other than at any time during which a Certificate Insurer Default exists or is continuing), the Trustee shall not, without the Certificate Insurer's prior written consent or unless directed by the Certificate Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust, the Trust Fund or the rights or obligations of the Certificate Insurer hereunder or under the Policy or the Transaction Documents.

         (i) The Certificate Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Certificate Insurer to make a required payment under the Policy, if any.

         SECTION 11.11. Covenants Regarding Bankruptcy, etc.

         (a) The Depositor, the Servicer and the Trustee, by entering into this Agreement, and the Class A Certificateholders, the Class A-IO Certificateholders, the Mezzanine Certificateholders, the Class C Certificateholders, the Class HL Certificateholders and the Residual Certificateholders, by accepting their respective Certificates, hereby covenant and agree that they will not at any time institute against the Trust or the Depositor, or join in the institution against the Trust or the Depositor of, any bankruptcy proceedings under any federal or state bankruptcy or similar law in connection with any obligations with respect to the Class A Certificates, the Class A-IO Certificates, the Mezzanine Certificates, the Class C Certificates, the Class HL Certificates, the Residual Certificates or this Agreement.

         (b) The Depositor, the Servicer and the Trustee, by entering into this Agreement, and each of the Class A Certificateholders, the Class A-IO Certificateholders, the Mezzanine Certificateholders, the Class C Certificateholders, the Class HL Certificateholders and the Residual Certificateholders, by accepting their respective Certificates, hereby covenant and agree that the Trust shall not, except as expressly provided in this Agreement:

          (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Fund;

          (ii) dissolve or liquidate in whole or in part;

          (iii) engage, directly or indirectly, in any business other than that of holding the Trust Fund and issuing the Class A Certificates, the Class A-IO Certificates, the Mezzanine Certificates, the Class C Certificates, the Class HL Certificates and the Residual Certificates and the actions contemplated or required to be performed by or on behalf of the Trust under this Agreement;

          (iv) incur, create or assume any indebtedness for borrowed money other than the Class A-IO Certificates, the Mezzanine Certificates, the Class C Certificates, the Class HL Certificates and the Residual Certificates;

          (v) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit if its creditors or other similar proceeding; or

          (vi) merge, convert or consolidate with any other Person.

         IN WITNESS WHEREOF, the Depositor, the Servicer, the Custodian, the Backup Servicer, the Certificate Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                                BEAR STEARNS ASSET BACKED
                                                SECURITIES, INC.,
                                                Depositor


                                                By:  /s/ Matthew Perkins
                                                   ---------------------------
                                                Name:   Matthew Perkins
                                                Title:  Vice President


                                                GREENPOINT CREDIT, LLC,
                                                Servicer and Custodian


                                                By:   /s/ Charles O. Ryan
                                                   ----------------------------
                                                Name:   Charles O. Ryan
                                                Title:  Senior Vice President
                                                          and Controller


                                                WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION
                                                Backup Servicer


                                                By:   /s/ Amy Doyle
                                                   ----------------------------
                                                Name:   Amy Doyle
                                                Title:  Vice President


                                                WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION
                                                Certificate Administrator


                                                By:   /s/ Amy Doyle
                                                   ----------------------------
                                                Name:   Amy Doyle
                                                Title:  Vice President


                                                WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION
                                                Trustee


                                                By:   /s/ Amy Doyle
                                                   ----------------------------
                                                Name:   Amy Doyle
                                                Title:  Vice President

STATE OF _____________)
                      ) ss.:
COUNTY OF ___________ ).






         On the 8th day of March 2002, before me, a notary public in and for said State, personally appeared Matthew Perkins, known to me to be an Vice President, BEAR STEARNS ASSET BACKED SECURITIES, INC., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                    Notary Public

[Notarial Seal]                                     /s/ Raymond Karamsingh

STATE OF MARYLAND  )
                   ) ss.:
COUNTY OF HOWARD   )



         On the 26th day of March 2002, before me, a notary public in and for said State, personally appeared Amy Doyle, known to me to be a Vice President of WELLS FARGO BANK MINNESOTA, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                  Notary Public

[Notarial Seal]                                   /s/ Lisa C. Carr

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF SAN DIEGO  )



         On the 27TH day of March 2002, before me, a notary public in and for said State, personally appeared Charles O. Ryan, known to me to be a Senior Vice President of GREENPOINT CREDIT, LLC, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                 Notary Public

[Notarial Seal]                                  /s/ Kathie A. Knapp

                         FORM OF CLASS A-1 CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AND SERVICING AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CERTIFICATE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-1-1

REGISTERED                               $381,329,000

Certificate No.                      :   1

Cut-off Date                             With respect to each Contract,
                                         March 1, 2002.  With respect
                                         to all Eligible Substitute Contracts,
                                         their respective dates of substitution.

First Distribution Date              :   April 25, 2002

Initial Certificate Principal
Balance of this Certificate
("Denomination")                     :   $381,329,000

Original Class Certificate
Principal Balance of this Class      :   $381,329,000

Percentage Interest                  :   100.00%

Pass-Through Rate                        One-Month LIBOR plus 0.35%, subject to
                                         the Adjusted Net WAC Cap Rate.

CUSIP                                :   [__]

Class                                :   A-1

Assumed Maturity Date                :   [__]


                                    A-1-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                   Class A-1

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-1 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the Denomination of this Class A-1 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Class A-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-1-3

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                BEAR STEARNS ASSET BACKED SECURITIES,  INC.,
                                MADISON AVENUE MANUFACTURED HOUSING
                                CONTRACT TRUST 2002-A

                                By:   WELLS FARGO BANK MINNESOTA, N.A.,
                                      not in its individual capacity, but
                                      solely as Trustee


                                By___________________________________________

This is one of the Class A-1 Certificates referenced in the within-mentioned Agreement



By______________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee


                                    A-1-4

                      [Reverse of Class A-1 Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-1-5

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-1-6

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_________________________

                                     _____________________________________
                                     Signature by or on behalf of assignor

                                    A-1-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to________________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number _________________, or, if mailed by check, to _________________
______________________________________________________________________________
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________.


         This information is provided by _____________________________________
the assignee named above, or __________________________________________________,
                                                             as its agent.


                                    A-1-8

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.


         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
---------------------------------------------------------------------------------------------------------------------




                                    A-1-9

                         FORM OF CLASS A-2 CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AND SERVICING AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CERTIFICATE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-2-1

REGISTERED                               $175,000,000

Certificate No.                      :   1

Cut-off Date                             With respect to each Contract,
                                         March 1, 2002.  With respect
                                         to all Eligible Substitute Contracts,
                                         their respective dates of substitution.

First Distribution Date              :   April 25, 2002

Initial Certificate Principal
Balance of this Certificate
("Denomination")                     :   $175,000,000

Original Class Certificate
Principal Balance of this Class      :   $175,000,000

Percentage Interest                  :   100.00%

Pass-Through Rate                        One-Month LIBOR plus 0.35%, subject to
                                         the Adjusted Net WAC Cap Rate.

CUSIP                                :   [__]

Class                                :   A-2

Assumed Maturity Date                :   [__]


                                    A-2-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                   Class A-2

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-2 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the Denomination of this Class A-2 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Class A-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-2-3

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                    BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                    MADISON AVENUE MANUFACTURED HOUSING
                                    CONTRACT TRUST 2002-A

                                    By:   WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity, but
                                          solely as Trustee


                                    By________________________________________

This is one of the Class A-2 Certificates referenced in the within-mentioned Agreement



By____________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee


                                    A-2-4

                      [Reverse of Class A-2 Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                    A-2-5

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-2-6

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_________________

                                       ______________________________________
                                       Signature by or on behalf of assignor



                                    A-2-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number _________________, or, if mailed by check, to __________________
_______________________________________________________________________________
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.


         This information is provided by _____________________________________, the assignee named above, or _________________________________________________.
                                      as its agent.

                                    A-2-8

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.

         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
----------------------------------------------------------------------------------------------------------------------



                                    A-2-9

                        FORM OF CLASS A-IO CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AND SERVICING AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CERTIFICATE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-3-1

REGISTERED                               $[842,922,270]

Certificate No.                      :   1

Cut-off Date                             With respect to each Contract,
                                         March 1, 2002.  With respect
                                         to all Eligible Substitute Contracts,
                                         their respective dates of substitution.

First Distribution Date              :   April 25, 2002

Initial Certificate Notional
Amount of this Certificate
("Denomination")                     :   $[842,922,270]

Original Class Certificate
Notional Amount of this Class        :   $[842,922,270]

Percentage Interest                  :   100.00%

Pass-Through Rate                    :   [0.30%]

CUSIP                                :   [__]

Class                                :   A-IO

Assumed Maturity Date                :   [__]



                                    A-3-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                  Class A-IO

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class A-IO Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class A-IO Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-IO Certificate (obtained by dividing the Denomination of this Class A-IO Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-IO Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-IO Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Class A-IO Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-IO Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-3-3

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                    BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                    MADISON AVENUE MANUFACTURED HOUSING
                                    CONTRACT TRUST 2002-A

                                    By:   WELLS FARGO BANK MINNESOTA, N.A.,
                                          not in its individual capacity, but
                                          solely as Trustee


                                    By________________________________________

This is one of the Class A-IO Certificates referenced in the within-mentioned Agreement



By________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee


                                    A-3-4

                      [Reverse of Class A-IO Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                    A-3-5

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-3-6

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_________________________

                                       _____________________________________
                                       Signature by or on behalf of assignor

                                    A-3-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number _________________, or, if mailed by check, to __________________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.


         This information is provided by _____________________________________, the assignee named above, or _________________________________________________, as its agent.



                                    A-3-8

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.


         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
----------------------------------------------------------------------------------------------------------------------



                                    A-3-9

                         FORM OF CLASS M-1 CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2 AND CLASS A-IO CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE DEPOSITOR OR THE TRUSTEE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AND SERVICING AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CERTIFICATE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-4-1

REGISTERED                               $56,897,000

Certificate No.                      :   1

                                         With respect to each Contract,
                                         March 1, 2002.  With respect
                                         to all Eligible Substitute Contracts,
Cut-off Date                         :   their respective dates of substitution.

First Distribution Date              :   April 25, 2002

Initial Certificate Principal
Balance of this Certificate
("Denomination")                     :   $56,897,000

Original Class Certificate
Principal Balance of this Class      :   $56,897,000

Percentage Interest                  :   100.00%

                                         One-Month LIBOR plus 1.45%, subject to
                                         the Adjusted Net WAC

Pass-Through Rate                    :   Cap Rate.

CUSIP                                :   [__]

Class                                :   M-1

Assumed Maturity Date                :   [__]


                                    A-4-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                   Class M-1

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-1 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-1 Certificate (obtained by dividing the Denomination of this Class M-1 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class M-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class M-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-4-3

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                   BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                   MADISON AVENUE MANUFACTURED HOUSING
                                   CONTRACT TRUST 2002-A

                                   By:  WELLS FARGO BANK MINNESOTA, N.A.,
                                        not in its individual capacity, but
                                        solely as Trustee



                                   By________________________________________

This is one of the Class M-1 Certificates referenced in the within-mentioned Agreement



By_________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee




                                    A-4-4

                      [Reverse of Class M-1 Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-4-5

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-4-6

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_____________________________________________________________________________
_____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________

                                     ______________________________________
                                     Signature by or on behalf of assignor



                                    A-4-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number ___________________, or, if mailed by check, to _______________
______________________________________________________________________________
Applicable statements should be mailed to ____________________________________,
______________________________________________________________________________.

   This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.


                                    A-4-8

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.

         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
----------------------------------------------------------------------------------------------------------------------





                                    A-4-9

                         FORM OF CLASS M-2 CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-IO AND CLASS M-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE DEPOSITOR OR THE TRUSTEE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AND SERVICING AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CERTIFICATE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").



                                    A-6-1

REGISTERED                               $61,112,000

Certificate No.                      :   1

                                         With respect to each Contract,
                                         March 1, 2002.  With respect
                                         to all Eligible Substitute Contracts,
                                         their respective dates
Cut-off Date                         :   of substitution.

First Distribution Date              :   April 25, 2002

Initial Certificate Principal
Balance of this Certificate
("Denomination")                     :   $61,112,000

Original Class Certificate
Principal Balance of this Class      :   $61,112,000

Percentage Interest                  :   100.00%

                                         One-Month LIBOR plus 2.25%, subject to
                                         the Adjusted Net WAC
Pass-Through Rate                    :   Cap Rate.

CUSIP                                :   [__]

Class                                :   M-2

Assumed Maturity Date                :   [__]



                                    A-5-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                   Class M-2

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class M-2 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class M-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M-2 Certificate (obtained by dividing the Denomination of this Class M-2 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class M-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class M-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class M-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class M-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-5-3

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                 BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                 MADISON AVENUE MANUFACTURED HOUSING
                                 CONTRACT TRUST 2002-A

                                 By:    WELLS FARGO BANK MINNESOTA, N.A.,
                                        not in its individual capacity, but
                                        solely as Trustee



                                 By_________________________________________

This is one of the Class M-2 Certificates referenced in the within-mentioned Agreement



By ________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee


                                    A-5-4

                      [Reverse of Class M-2 Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-5-5

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-5-6

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
____________________________________________________________________________
____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_______________

                                 ______________________________________
                                 Signature by or on behalf of assignor



                                    A-5-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number ___________________, or, if mailed by check, to ________________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.


         This information is provided by ______________________________________, the assignee named above, or __________________________________________________,
as its agent.


                                    A-5-8

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.

         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
----------------------------------------------------------------------------------------------------------------------





                                    A-5-9

                         FORM OF CLASS B-1 CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, AND CLASS A-IO CERTIFICATES AND THE CLASS M-1 AND CLASS M-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE DEPOSITOR OR THE TRUSTEE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE POOLING AND SERVICING AGREEMENT AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS CERTIFICATE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").



                                    A-6-1

REGISTERED                               $59,005,000

Certificate No.                      :   1

                                         With respect to each Contract,
                                         March 1, 2002.  With respect to
                                         all Eligible Substitute Contracts,
Cut-off Date                         :   their respective dates of substitution.

First Distribution Date              :   o

Initial Certificate Principal
Balance of this Certificate
("Denomination")                     :   $59,005,000

Original Class Certificate
Principal Balance of this Class      :   $59,005,000

Percentage Interest                  :   100.00%

                                         One-Month LIBOR plus 3.25%, subject to
Pass-Through Rate                    :   the Adjusted Net WAC Cap Rate.

CUSIP                                :   [__]

Class                                :   B-1

Assumed Maturity Date                :   [__]




                                    A-6-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                   Class B-1

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class B-1 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class B-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B-1 Certificate (obtained by dividing the Denomination of this Class B-1 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class B-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class B-1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class B-1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-6-3

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                    BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                    MADISON AVENUE MANUFACTURED  HOUSING
                                    CONTRACT TRUST 2002-A

                                    By:  WELLS FARGO BANK MINNESOTA, N.A.,
                                         not in its individual capacity, but
                                         solely as Trustee



                                    By_________________________________________

This is one of the Class B-1 Certificates referenced in the within-mentioned Agreement



By_________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee




                                    A-6-4

                      [Reverse of Class B-1 Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                    A-6-5

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-6-6

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:______________

                                    _______________________________________
                                    Signature by or on behalf of assignor

                                    A-6-7

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of ___________________________________________________________,
account number ____________________, or, if mailed by check, to ______________
_______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
_______________________________________________________________________________.


         This information is provided by _____________________________________, the assignee named above, or _________________________________________________, as its agent.



                                    A-6-8

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.


         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
----------------------------------------------------------------------------------------------------------------------




                                    A-6-9

                         FORM OF CLASS B-2 CERTIFICATE

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2 AND CLASS A-IO CERTIFICATES AND THE CLASS M-1, CLASS M-2 AND CLASS B-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND EXCEPT TO A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND IN EACH CASE (1) UPON DELIVERY OF ALL CERTIFICATIONS, OPINIONS AND OTHER DOCUMENTS THAT THE DEPOSITOR OR THE TRUSTEE MAY REQUIRE AND (2) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE DEPOSITOR OR THE TRUSTEE.


                                    A-7-1

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-7-2

REGISTERED                            $59,005,000

Certificate No.                   :   1

                                      With respect to each Contract, March 1,
                                      2002.  With respect to all Eligible
                                      Substitute Contracts, their respective
Cut-off Date                      :   dates of substitution.

First Distribution Date           :   April 25, 2002

Initial Certificate Principal
Balance of this Certificate
("Denomination")                  :   $59,005,000

Original Class Certificate
Principal Balance of this Class   :   $59,005,000

Percentage Interest               :   100.00%

                                      One-Month LIBOR plus 3.25%, subject to
Pass-Through Rate                 :   the Adjusted Net WAC Cap Rate.

CUSIP                             :   [__]

Class                             :   B-2

Assumed Maturity Date             :   [__]



                                    A-7-3

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                   Class B-2

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class B-2 Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class B-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B-2 Certificate (obtained by dividing the Denomination of this Class B-2 Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class B-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class B-2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class B-2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-7-4

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                MADISON AVENUE MANUFACTURED HOUSING
                                CONTRACT TRUST 2002-A

                                By:   WELLS FARGO BANK MINNESOTA, N.A.,
                                      not in its individual capacity, but
                                      solely as Trustee



                                By_________________________________________

This is one of the Class B-2 Certificates referenced in the within-mentioned Agreement



By _______________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., as Trustee


                                    A-7-5

                      [Reverse of Class B-2 Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-7-6

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-7-7

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: _____________

                                        _____________________________________
                                        Signature by or on behalf of assignor

                                    A-7-8

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number ____________________, or, if mailed by check, to _______________
______________________________________________________________________________.

Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.


         This information is provided by ______________________________________, the assignee named above, or _________________________________________________.
                                                             as its agent.


                                    A-7-9

                        [FOR GLOBAL CERTIFICATES ONLY]


SCHEDULE OF EXCHANGES IN GLOBAL CERTIFICATE

The Initial Certificate Principal Balance of this Global Certificate as of the Closing Date is U.S.$____________.

         The following exchanges of a part of this Global Certificate have been made:


                                                                         Principal Amount of    Signature of
                                                                         this Global            authorized officer
                                                 Amount of increase in   Certificate            of Pooling and
                        Amount of decrease in    principal amount of     following such         Servicing Agreement
                        principal amount of      this Global             decrease (or           Trustee or
Date of Exchange        this Global Certificate  Certificate             increase)              securities custodian
----------------------------------------------------------------------------------------------------------------------




                                    A-7-10

                          FORM OF CLASS C CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2 AND CLASS A-IO CERTIFICATES, THE CLASS M-1 AND CLASS M-2 CERTIFICATES AND THE CLASS B-1 AND CLASS B-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").



                                    A-8-1

Certificate No.                   :   1

                                      With respect to any Contract, March 1,
                                      2002.  With respect to all Eligible
                                      Substitute Contracts, their respective
Cut-off Date                      :   dates of substitution.

First Distribution Date           :   April 25, 2002

Initial Certificate Notional
Amount of this Certificate
("Denomination")                  :   $[__]

Original Class Certificate
Notional Amount of this Class     :   $[__]

Percentage Interest               :   100.00%

Class                             :   C


                                    A-8-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                    Class C

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Class C Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Class C Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, or the Trustee referred to below or any of their respective affiliates.

         This certifies that [_____] is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the Denomination of this Class C Certificate by the Original Class Certificate Principal Balance) in certain distributions with respect to a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Depositor of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Depositor; or there shall be delivered to the Trustee and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.



                                    A-8-3

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Reference is hereby made to the further provisions of this Class C Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class C Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    A-8-4

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated: March 28, 2002

                                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                  MADISON AVENUE MANUFACTURED HOUSING
                                  CONTRACT TRUST 2002-A

                                  By:  WELLS FARGO BANK MINNESOTA, N.A.,
                                       not in its individual capacity, but
                                       solely as Trustee



                                  By_________________________________________

This is one of the Class C Certificates
referenced in the within-mentioned Agreement



By__________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota, N.A.,
         a national banking association, as Trustee


                                    A-8-5

                       [Reverse of Class C Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-8-6

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-8-7

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _______________________________________
______________________________________________________________________________


Dated:___________________

                                    _____________________________________
                                    Signature by or on behalf of assignor



                                    A-8-8

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of ____________________________________________________________,
account number __________________, or, if mailed by check, to ________________
_______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
_____________________________________________________________________________.


         This information is provided by _____________________________________, the assignee named above, or _________________________________________________, as its agent.


                                    A-8-9

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-9-1

Certificate No.               :   1
                                  With respect to any Contract, March 1, 2002.
                                  With respect to all Eligible Substitute
                                  Contracts, their respective dates of
Cut-off Date                  :   substitution.

First Distribution Date       :   April 25, 2002

Percentage Interest           :   100.00%

Class                         :   R




                                    A-9-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                    Class R

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of a pool of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates.

         This certifies that [____________] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in Minneapolis, Minnesota.

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Depositor of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Depositor; or there shall be delivered to the Trustee and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The


                                    A-9-3

Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each Person holding or acquiring any Ownership Interest in this Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an Ownership Interest in this Certificate unless such Ownership Interest is a pro rata undivided interest;
(iii) in connection with any proposed transfer of any Ownership Interest in this Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following: (a) an affidavit in the form of Exhibit J to the Agreement from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and (b) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates; (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.


                                    A-9-4

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  March 28, 2002

                               BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                               MADISON AVENUE MANUFACTURED HOUSING
                               CONTRACT TRUST 2002-A

                               By:  WELLS FARGO BANK MINNESOTA, N.A.,
                                    not in its individual capacity, but
                                    solely as Trustee


                               By___________________________________________

This is one of the Class R Certificates
referenced in the within-mentioned Agreement



By__________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., a national banking association, as Trustee



                                    A-9-5

                       [Reverse of Class R Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                    A-9-6

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-9-7

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _______________________________________
______________________________________________________________________________


Dated:__________________

                                     ______________________________________
                                     Signature by or on behalf of assignor

                                    A-9-8

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
_______________________________________________________________________________
for the account of ___________________________________________________________,
account number ____________________, or, if mailed by check, to _______________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________
______________________________________________________________________________.


         This information is provided by _____________________________________, the assignee named above, or _________________________________________________, as its agent.


                                    A-9-9

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THIS LEGEND. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


                                    A-9-1

Certificate No.               :   1

                                  With respect to any Contract, March 1, 2002.
                                  With respect to all Eligible Substitute
                                  Contracts, their respective dates of
Cut-off Date                  :   substitution.

First Distribution Date       :   April 25, 2002

Percentage Interest           :   100.00%

Class                          :   R


                                    A-9-2

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                                    Class R

         evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of a pool of manufactured housing installment sale contracts or installment loan agreements (the "Contracts")

           BEAR STEARNS ASSET BACKED SECURITIES, INC., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates.

         This certifies that [____________] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Contracts deposited by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002 (the "Agreement") among the Depositor, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in Minneapolis, Minnesota.

         No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Depositor in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Depositor of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Depositor; or there shall be delivered to the Trustee and the Depositor a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The


                                    A-9-3

Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(d) of the Agreement.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each Person holding or acquiring any Ownership Interest in this Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an Ownership Interest in this Certificate unless such Ownership Interest is a pro rata undivided interest;
(iii) in connection with any proposed transfer of any Ownership Interest in this Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following: (a) an affidavit in the form of Exhibit J to the Agreement from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and (b) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates; (iv) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.


                                    A-9-4

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed.

Dated:  March 28, 2002

                                BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                MADISON AVENUE MANUFACTURED HOUSING
                                CONTRACT TRUST 2002-A

                                By:    WELLS FARGO BANK MINNESOTA, N.A.,
                                       not in its individual capacity, but
                                       solely as Trustee


                                By__________________________________________

This is one of the Class R Certificates
referenced in the within-mentioned Agreement



By _________________________________________
         Authorized Signatory of
         Wells Fargo Bank Minnesota,
         N.A., a national banking association, as Trustee


                                    A-9-5

                       [Reverse of Class R Certificate]

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A

         This Certificate is one of a duly authorized issue of Certificates designated as Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

         Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.



                                    A-9-6

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee or any such agent shall be affected by any notice to the contrary.

         On any Distribution Date following the date at which the remaining aggregate Principal Balance of the Contracts is less than 10% of the aggregate Principal Balance of the Contracts as of the Cut-off Date, the majority Holder of the Class C Certificates [or the Servicer] may purchase, in whole, from the Trust the Contracts at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Certificate Principal Balances of the Regular Certificates have been reduced to zero or (ii) the final payment or other liquidation of the last Contract in the Trust.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                    A-9-7

                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ________________________________________
______________________________________________________________________________



Dated: ___________________

                                        ______________________________________
                                        Signature by or on behalf of assignor



                                    A-9-8

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________
______________________________________________________________________________
for the account of ___________________________________________________________,
account number ____________________, or, if mailed by check, to _______________
______________________________________________________________________________.
Applicable statements should be mailed to _____________________________________
______________________________________________________________________________.


         This information is provided by _____________________________________, the assignee named above, or _________________________________________________, as its agent.


                                    A-9-9

                                   EXHIBIT B

                   FORM OF CERTIFICATE OF SERVICING OFFICER

                        [To be provided by GreenPoint]

                                  EXHIBIT C-1

                                  [RESERVED]

                                  EXHIBIT C-2

                                  [RESERVED]

                               EXHIBIT C-3

                     FORM OF RECEIPT OF LAND HOME CONTRACT

GreenPoint Credit, LLC
10089 Willow Creek Road
San Diego, California  92131

      Re:  Bear Stearns Asset Backed Securities, Inc.,
           Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
           ------------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to Section 3.16(e) of the Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor, GreenPoint Credit, LLC, as Servicer and Custodian, and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee, we hereby acknowledge the receipt of the original Land Home Contract Files with any exceptions thereto listed on Exhibit 1.

                                       WELLS FARGO BANK MINNESOTA,
                                       N.A., as Trustee


                                       By:_________________________________
                                          Name:
                                          Title:

                                   EXHIBIT D

                      FORM OF CONTRACT PURCHASE AGREEMENT

                                   EXHIBIT E

                       REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank Minnesota, N.A.,
         1015 10th Avenue S.E.
         Minneapolis, MN  55414
         Attn:  Inventory Control

                 Re: Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor, GreenPoint Credit, LLC, as Servicer and Custodian, and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee
                      ---------------------------------------------------------

         In connection with the administration of the Contracts held by you as Trustee pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt of the Trustee's Mortgage File or the Contract described below, for the reason indicated.

Contract Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____1.      Mortgage Paid in Full

_____2.      Foreclosure

_____3.      Substitution

_____4.      Other Liquidation (Repurchases, etc.)

_____5.      Nonliquidation        Reason: ___________________

Address to which Trustee should deliver
the Trustee's Mortgage File:

_____________________________________________________________________________
_____________________________________________________________________________

                                    By:______________________________________
                                                (authorized signer)

                                    Issuer:__________________________________


                                    E-1-1

                                    Address:__________________________________
                                            __________________________________

                                    Date:_____________________________________


Trustee

Wells Fargo Bank Minnesota, N.A.

                  Please acknowledge the execution of the above request by your signature and date below:

                  ___________________                         _________________
                  Signature                                   Date


                  Documents returned to Trustee:

                  ___________________                         __________________
                  Trustee                                     Date



                                    E-1-2

                                   EXHIBIT F

                           FORMS OF INVESTOR LETTERS

                  Form of Letter to be Delivered by Investors
            Purchasing Class B-2 Certificates for their Own Account

                                    [DATE]

Bear Stearns Asset Backed Securities, Inc.
383 Madison Avenue
New York, NY  10179

Wells Fargo Bank Minnesota, N.A.
1015 10th Avenue S.E.
Minneapolis, MN  55414

                           Re: Bear Stearns Asset Backed Securities, Inc. Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates Series 2002-A, Class B-2 Certificates
                                 ---------------------------------------------

Ladies and Gentlemen:

         We are delivering this letter in connection with our proposed purchase of U.S.$__________ principal amount of Class B-2 Certificates of the above referenced Certificates, which are described in the Class B-2 Offering Memorandum (the "Offering Memorandum") relating to the offering. The Certificates will be issued under the Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor (the "Depositor"), GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee").

         Capitalized terms used but not defined in this letter have the respective meanings ascribed to them in the Pooling and Servicing Agreement.

         We hereby confirm that:

         (a) Neither the Depositor nor the Initial Purchaser is acting as a fiduciary or financial or investment adviser for us.

         (b) We are not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Depositor or of the Initial Purchaser, other than any statements in the Offering Memorandum.

         (c) We have consulted with our own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent we have deemed necessary and have made our own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Pooling and Servicing Agreement) based upon our own judgment and upon any advice



                                    F-1-1
              from such advisers as we have deemed necessary and not upon any view expressed by the Depositor or of the Initial Purchaser.

         (d) We are a "qualified institutional buyer" (as defined under Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act").

         (e) We are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan.

         (f) We understand that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Certificates have not been and will not be registered under the Securities Act and, if in the future we decide to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Pooling and Servicing Agreement and the legend on such Certificates. We acknowledge that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Certificates.

         We acknowledge that you and others will rely upon our confirmations, acknowledgments, and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.



Date:______________________________     ___________________________________
                                       (Name of Purchaser)



                                    F-1-2

               Form of Letter to be Delivered to a Fiduciary or Agent Purchasing Class B-2 Certificates for an Investor Account

                                    [DATE]

Bear Stearns Asset Backed Securities, Inc.
383 Madison Avenue
New York, NY  10179

Wells Fargo Bank Minnesota, N.A.
1015 10th Avenue S.E.
Minneapolis, MN  55414

             Re:    Bear Stearns Asset Backed Securities, Inc.
                    Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates Series 2002-A, Class B-2 Certificates
                    ----------------------------------------------------------

Ladies and Gentlemen:

         We are delivering this letter in connection with our proposed purchase of U.S.$__________ principal amount of Class B-2 Certificates of the above referenced Certificates, which are described in the Class B-2 Offering Memorandum (the "Offering Memorandum") relating to the offering. The Certificates will be issued under the Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc. as Depositor (the "Depositor"), GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee").

         We hereby confirm that we are purchasing the Certificates for a beneficial owner for which we are acting as fiduciary or agent with complete investment discretion with respect to each account maintained for such beneficial owner and we confirm that such beneficial owner:

         1. is a "qualified institutional buyer" (as defined under Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act");

         2. is not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor is acting on behalf of any such plan; and

         3. has the legal power, authority and right to purchase the Certificates.

         In addition, we hereby confirm that:

         (i) Neither the Depositor nor the Initial Purchaser is acting as a fiduciary or financial or investment adviser for us.

         (j) We are not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Depositor or of the Initial Purchaser, other than any statements in the Offering Memorandum.


                                    F-1-3

         (k) We have consulted with our own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent we have deemed necessary and have made our own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Pooling and Servicing Agreement) based upon our own judgment and upon any advice from such advisers as we have deemed necessary and not upon any view expressed by the Depositor or of the Initial Purchaser.

         (l) We understand that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Certificates have not been and will not be registered under the Securities Act and, if in the future we decide to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Pooling and Servicing Agreement and the legend on such Certificates. We acknowledge that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Certificates.

         We acknowledge that you and others will rely upon our confirmations, acknowledgments, and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Date:_________________________________  ______________________________________
                                        (Name of Purchaser)



                                    F-1-4

    Form of Rule 144A Investment Letter to be Delivered in Connection with
                       Transfers of Class C Certificates

                                    [DATE]

Bear Stearns Asset Backed Securities, Inc.
383 Madison Avenue
New York, NY  10179

Wells Fargo Bank Minnesota, N.A.
1015 10th Avenue S.E.
Minneapolis, MN  55414

              Re:   Bear Stearns Asset Backed Securities, Inc.
                    Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates Series 2002-A, Class C Certificates
                    ---------------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the 1933 Act or that would render the disposition of the Certificates a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                                    F-1-5

                                          Very truly yours,

                                          [NAME OF TRANSFEREE]


                                          By:________________________________
                                             Authorized Officer


                                    F-1-6

                                     ANNEX 1 TO RULE 144A INVESTMENT LETTER

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                     ______ Corporation, etc. The Buyer is a corporation
                  (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                     _______Bank. The Buyer (a) is a national bank or banking
                  institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                     _______Savings and Loan. The Buyer (a) is a savings and
                  loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.


----------------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                    F-1-7

                     _______Broker-dealer. The Buyer is a dealer registered
                  pursuant to Section 15 of the Securities Exchange Act of 1934.

                     _______Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                     ______State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                     ______ERISA Plan. The Buyer is an employee benefit plan
                  within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                     ______Investment Advisor. The Buyer is an investment
                  advisor registered under the Investment Advisors Act of 1940.

                     ______Small Business Investment Company. Buyer is a small
                  business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                     _______Business Development Company. Buyer is a business
                  development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.



                                    F-1-8

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                ___________________________________
                                        Print Name of Buyer

                                By:________________________________
                                Name:
                                Title:

                                Date:______________________________


                                    F-1-9

                                   ANNEX 2 TO RULE 144A INVESTMENT LETTER

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyers Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                     _____The Buyer owned $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                     _____The Buyer is part of a Family of Investment Companies which owned in the aggregate $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.


                                    F-1-10

                  5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                          _________________________________________
                          Print Name of Buyer or Adviser

                          By:______________________________________
                          Name:
                          Title:

                          IF AN ADVISER:

                          _________________________________________
                                        Print Name of Buyer

                          Date:____________________________________


                                    F-1-11

       Form of Transferor Certificate to be Delivered in Connection with
                      Transfers of Class C Certificates

                                    [DATE]

Bear Stearns Asset Backed Securities, Inc.
383 Madison Avenue
New York, NY  10179

            Re:    Bear Stearns Asset Backed Securities, Inc.
                   Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates Series 2002-A, Class C Certificates
                   ----------------------------------------------------------

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the 1933 Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the 1933 Act, (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) no purpose of the proposed disposition of a Class
[ ] Certificate is to impede the assessment or collection of tax.

                                      Very truly yours,

                                      TRANSFEROR

                                      By:_________________________
                                      Name:
                                      Title:

                                    F-1-12

                                   EXHIBIT G
                     FORM OF CERTIFICATION WITH RESPECT TO
                              ERISA AND THE CODE

Bear Stearns Asset Backed Securities, Inc.
383 Madison Avenue
New York, NY  10179

Wells Fargo Bank Minnesota, N.A.
1015 10th Avenue S.E.
Minneapolis, MN  55414

            Re: Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A
                   ------------------------------------------------------------

Ladies and Gentlemen:

                  __________________________________ (the "Transferee")
intends to acquire from _____________________ (the "Transferor") $____________
Initial Certificate Principal Balance of Bear Stearns Asset Backed Securities, Inc., Madison Avenue Housing Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A, [Class B-2, Class C, Class R] (the "Certificates"), issued pursuant to an Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor (the "Depositor"), EMC Mortgage Corporation, as Seller, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee, the Trust Administrator and the Servicer that the following statement is accurate:

                           The Certificates (i) are not being acquired by, and
                  will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "Plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in Plan assets within the meaning of the DOL regulation at 29 C.F.R. ss. 2510.3-101; or

                  IN WITNESS WHEREOF, the Transferee executed this certificate.

                                  ___________________________________
                                  [Transferee]

                                  By:________________________________
                                  Name:
                                  Title:

                                   EXHIBIT H

                COPY OF CERTIFICATE GUARANTEE INSURANCE POLICY

                                   EXHIBIT I

                          FORM OF LOST NOTE AFFIDAVIT

         Personally appeared before me the undersigned authority to administer oaths, ____________________________ who first being duly sworn deposes and says: Deponent is __________________________________of ______________________,
successor by merger to ________________________________________("Seller") and
who has personal knowledge of the facts set out in this affidavit.

         On __________________________, _______________________ did execute and deliver a promissory  note in the principal amount of $_______________________.

         That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

         Seller executes this Affidavit for the purpose of inducing Wells Fargo Bank Minnesota, N.A., as trustee on behalf of Bear Stearns Asset Backed Securities, Inc., Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates Series 2002-A, to accept the transfer of the above described loan from Seller.

         Seller agrees to indemnify Wells Fargo Bank Minnesota, N.A., Bear Stearns Asset Backed Securities, Inc. harmless for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:_____________________
   _____________________


STATE OF                 )
                         )   ss:
COUNTY OF                )

         On this ______ day of ______________, 20_, before me, a Notary Public, in and for said County and State, appeared ______________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

         Witness my hand and Notarial Seal this _________ day of 20__.


____________________________
____________________________
My commission expires ________________

                                   EXHIBIT J

                    AFFIDAVIT OF TRANSFER OF R CERTIFICATES
                          PURSUANT TO SECTION 5.02(d)

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,
          MADISON AVENUE MANUFACTURED HOUSING CONTRACT TRUST 2002-A,
           MANUFACTURED HOUSING CONTRACT ASSET-BACKED CERTIFICATES,
                                 SERIES 2002-A
STATE OF                )
                        )   ss.:
COUNTY OF               )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _________________ , the proposed Transferee of an Ownership Interest in Class R Certificates (the "Certificate") issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor (the "Depositor"), EMC Mortgage Corporation, as Seller, GreenPoint Credit, LLC, as Servicer and Custodian (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., a national banking association, as Backup Servicer, Certificate Administrator and Trustee (the "Trustee"), relating to the above-referenced Certificates. Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) to a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual



                                    J-1-1
knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form of the applicable Exhibit F to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is _____________.

         9. The Transferee is a United States Person as defined in the Agreement.

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor is it acting on behalf of such a plan.


                                    J-1-2

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of__________, ___.

                                   [NAME OF TRANSFEREE]

                                   By:___________________________
                                   Name:
                                   Title:

[Corporate Seal]

ATTEST:
_________________________
[Assistant] Secretary

         Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this __ day of _______, ___.


                              ----------------------------------
                                     NOTARY PUBLIC

                              My Commission expires the ____ day of ____, ___.


                                    J-1-3

                                   EXHIBIT K

                                  [RESERVED]

                                  SCHEDULE 1

                               CONTRACT SCHEDULE








                                     K-2